AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION
                                ON MARCH 2, 2009
                           1933 Act File No. 33-53800
                           1940 Act File No. 811-07324
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

            Pre-Effective Amendment No.                     [  ]

            Post-Effective Amendment No.                    [33]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

            Amendment No.                                   [34]

                        (Check appropriate box or boxes)

                         GARDNER LEWIS INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                        285 Wilmington-West Chester Pike
                              Chadds Ford, PA 19317
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (513) 587-3400

                              CT Corporation System
                         155 Federal Street, Suite 700
                                Boston, MA 02110
               (Name and Address of Registered Agent for Service)

                                 With a copy to:
               Tina H. Bloom                        John H. Lively
        Ultimus Fund Solutions, LLC          Husch Blackwell Sanders LLP
       225 Pictoria Drive, Suite 450         4801 Main Street, Suite 1000
           Cincinnati, Ohio 45246            Kansas City, Missouri 64112

It is proposed that this filing will become effective (check appropriate box):
/X/   immediately upon filing pursuant to paragraph (b)
/ /   on _________ pursuant to paragraph (b)
/ /   60 days after filing pursuant to paragraph (a)(1)
/ /   on (date) pursuant to paragraph (a)(1)
/ /   75 days after filing pursuant to paragraph (a)(2)
/ /   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CUSIP NUMBER 36559B708                                       NASDAQ SYMBOL CHCGX

================================================================================

                         THE CHESAPEAKE CORE GROWTH FUND

                                 A SERIES OF THE
                         GARDNER LEWIS INVESTMENT TRUST

                                 A NO LOAD FUND

                                   PROSPECTUS
                                  March 1, 2009

================================================================================

      THE CHESAPEAKE CORE GROWTH FUND ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of the largest 1,000 companies, based on market capitalization, domiciled in the United States.

                               INVESTMENT ADVISOR
                               ------------------
                         GARDNER LEWIS ASSET MANAGEMENT
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317
                                 1-800-430-3863

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES BEING OFFERED BY THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE AND COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR THE FUND'S DISTRIBUTOR IS A BANK. YOU SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

TABLE OF CONTENTS
================================================================================

                                                                            PAGE
                                                                            ----

THE FUND..................................................................     3

      Investment Objective................................................     3

      Principal Investment Strategies.....................................     3

      Principal Risks of Investing in the Fund............................     5

      Performance of the Fund.............................................     6

      Fees and Expenses of the Fund.......................................     7

MANAGEMENT OF THE FUND....................................................     9

      Investment Advisor..................................................     9

      Administrator and Transfer Agent....................................    11

      Distributor and Distribution of Shares..............................    11

      Other Expenses......................................................    12

INVESTING IN THE FUND.....................................................    13

      Minimum Investment..................................................    13

      Purchase and Redemption Price.......................................    13

      Purchasing Shares...................................................    14

      Redeeming Shares....................................................    17

      Frequent Purchases and Redemptions..................................    20

OTHER IMPORTANT INVESTMENT INFORMATION....................................    21

      Dividends, Distributions, and Taxes.................................    21

      Financial Highlights .............................................      22

CUSTOMER PRIVACY POLICY....................................... INSIDE BACK COVER

ADDITIONAL INFORMATION............................................... BACK COVER

THE FUND
================================================================================

INVESTMENT OBJECTIVE

The Chesapeake Core Growth Fund (the "Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of the largest 1,000 companies, based on market capitalization, domiciled in the United States.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust (the "Trust"), seeks capital appreciation by investing primarily in equity securities of the largest 1,000 companies, based on market capitalization, domiciled in the United States. Equity securities include common and preferred stock and securities convertible into common stock. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund's objective.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. (the "Advisor") will focus on companies that, in the Advisor's opinion, show superior prospects for earnings growth. By developing and maintaining contacts with management, customers, competitors, and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies that in the Advisor's opinion are undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. These changes may include:

      o     New product introductions;

      o     New distribution strategies;

      o     New manufacturing technology; and/or

      o     New management team or new management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor favors portfolio companies that are selling at a stock price not fully reflective of their growth rates. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor generally avoids companies that have excessive levels of debt. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor considers the following factors:

      o     Growth rate of earnings;

      o     Financial performance;

      o     Management strengths and weaknesses;

      o     Current market valuation in relation to earnings growth;

      o     Historic and comparable company valuations;

      o Level and nature of the company's debt, cash flow and working capital; and

      o     Quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities and at least 80% of the portfolio will be invested in the largest 1,000 companies domiciled in the United States. Generally, all the securities in which the Fund invests will be traded on domestic securities exchanges or in the over-the-counter markets. The Fund may invest in foreign securities if they are traded on a U.S. securities exchange.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

      o The anticipated price appreciation has been achieved or is no longer probable;

      o The company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;

      o     General   market   expectations   regarding  the  company's   future
            performance exceed those expectations held by the Advisor; or

      o Alternative investments offer, in the view of the Advisor, superior potential for appreciation.

TEMPORARY DEFENSIVE POSITION. As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. If the Fund invests in shares of other investment companies, the shareholders of the Fund generally will be subject to duplicative management fees and other expenses. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market instruments or repurchase agreements for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover involves paying brokerage commissions and other transaction costs, higher portfolio turnover results in additional costs to the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The realization of such gains could adversely affect the Fund's after-tax performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for the past 5 years.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with an investment in the Fund.

EQUITY SECURITIES. To the extent that the majority of the Fund's portfolio consists of equity securities, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. A company's share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions.

MARKET RISK. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions. At times, the securities markets can be volatile and security prices can change drastically.

INVESTMENT ADVISOR RISK. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

OVERWEIGHTING IN CERTAIN MARKET SECTORS. The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

MARKET SEGMENT RISK. Investors are also subject to the risk that the Fund's market segment, the largest 1,000 companies domiciled in the United States, may underperform other equity market segments or the equity markets as a whole.

PERFORMANCE OF THE FUND

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing changes in the Fund's performance from year to year for the past 10 years and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              ANNUAL TOTAL RETURNS

                              [BAR CHART OMITTED]

                               1999        47.6%
                               2000        6.36%
                               2001      -12.72%
                               2002      -23.92%
                               2003       42.42%
                               2004       10.71%
                               2005        1.30%
                               2006        7.22%
                               2007       15.86%
                               2008      -50.57%

      o During the period shown in the bar chart, the highest quarterly return was 36.08% (for the quarter ended December 31, 1999).

      o During the period shown in the bar chart, the lowest quarterly return was -33.20% (for the quarter ended December 31, 2008).

The impact of taxes is not reflected in the bar chart; if reflected, returns may be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2008:

The table below shows how the Fund's average annual total returns compare to those of the S&P 500 Total Return Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you own the Fund in a tax-deferred account, such as an individual retirement account ("IRA") or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

--------------------------------------------------------------------------------
THE CHESAPEAKE CORE GROWTH FUND              1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                         -50.57%       -7.19%         0.22%
Return After Taxes on Distributions         -50.57%       -7.36%        -0.52%
Return After Taxes on Distributions
   and Sale of Fund Shares                  -32.87%       -5.85%        -0.02%
--------------------------------------------------------------------------------
S&P 500 Total Return Index*                 -37.00%       -2.19%        -1.38%

* The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus-gross cash dividend return of the companies represented in the S&P 500 Index. You cannot invest directly in the S&P 500 Total Return Index. The returns for the S&P 500 Total Return Index reflect no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you will pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
(FEES THAT ARE PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases ..............................    None
Deferred Sales Charge (Load) ..........................................    None
Sales Charge (Load) Imposed on Reinvested Dividends ...................    None
Redemption Fee ........................................................    None
Exchange Fee ..........................................................    None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees .......................................................    1.00%
Distribution and/or Service (12b-1)(1) Fees(1) ........................    0.23%
Other Expenses(2) .....................................................    0.19%
                                                                           -----
TOTAL ANNUAL FUND OPERATING EXPENSES(3) ...............................    1.42%
                                                                           =====
Less: Fee Reductions(4) ...............................................    0.02%
NET ANNUAL FUND OPERATING EXPENSES(4) .................................    1.40%
                                                                           =====

(1) The Fund has adopted a plan of distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), that allows the Fund to pay for certain expenses related to the distribution of its shares. The annual limitation for payment of such expenses under the plan is 0.25% of the Fund's average daily net assets; however, the Fund incurred distribution expenses of 0.23% during the most recent fiscal year.

(2) Other Expenses include acquired fund fees and expenses, which represent the pro rata expenses indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund's net asset value. Such fees and expenses have been included under the subcaption "Other Expenses" for the Fund because they were less than 0.01% during the most recent fiscal year.

(3) "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Fund for the fiscal year ended October 31, 2008. The Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These informal arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to ensure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to ensure they are reasonable. There can be no assurance that these arrangements will continue in the future. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, Total Annual Fund Operating Expenses were as follows:

            Total Annual Fund Operating Expenses for
            the fiscal year ended October 31, 2008.....................    1.39%

      See "Management of the Fund - Brokerage/Service Arrangements" below for further information.

(4) The Advisor has contractually agreed to reduce its fees and to reimburse other Fund expenses, if necessary, until February 28, 2010 so that the total annual operating expenses of the Fund, including but not limited to investment advisory fees of the Advisor (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, dividend expense on short sales, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, and acquired fund fees and expenses), incurred by the Fund during the term of the agreement are limited to 1.15%. The Advisor may be entitled to recoupment of any fees reduced during any of the previous three (3) years, less any reimbursements previously paid, pursuant to such agreement, provided the Fund's overall expenses fall below 1.15%.

      See "Management of the Fund - Expense Limitation Agreement" below for further information.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
PERIOD INVESTED             1 YEAR        3 YEARS         5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Your Costs                   $143           $447           $774          $1,700

MANAGEMENT OF THE FUND
================================================================================

INVESTMENT ADVISOR

The Fund's investment advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990, and converted to a Pennsylvania limited partnership in 1994, and is controlled by W. Whitfield Gardner and John
L. Lewis, IV. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and Mr. Lewis, President of the Advisor, are also executive officers of the Trust. As of December 31, 2008, the Advisor serves as investment advisor to approximately $4 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. Subject to the authority of the Board of Trustees of the Trust, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

THE ADVISOR'S COMPENSATION. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor compensation at the annual rate of 1.00% of the Fund's average daily net assets. The aggregate fee paid to the Advisor for the fiscal year ended October 31, 2008, including recoupment of advisory fee reductions and other expenses assumed and paid by the Advisor in previous years, was equal to 1.02% of the Fund's average daily net assets.

DISCLOSURE REGARDING APPROVAL OF THE INVESTMENT ADVISORY CONTRACT. A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Fund is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2008. You may obtain a copy of the annual report, free of charge, upon request to the Fund.

EXPENSE  LIMITATION  AGREEMENT.  In order to limit  expenses  of the  Fund,  the
Advisor has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") pursuant to which the Advisor has agreed to reduce its fees and to reimburse other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, dividend expense on short sales, expenses incurred under a plan of distribution in accordance with Rule 12b-1 of the 1940 Act, and acquired fund fees and expenses) are limited to 1.15% of the average daily net assets of the Fund during the term of the Expense Limitation Agreement. It is expected that the Expense Limitation Agreement will continue until February 28, 2010. The Expense Limitation Agreement may be terminated by the Advisor or the Trust at the end of the then current term upon not less than 90 days notice to the other party as set forth in the Expense Limitation Agreement.

Pursuant to the Expense Limitation Agreement, the Fund may reimburse the Advisor for any advisory fee reductions and other expenses assumed and paid by the Advisor during any of the previous three (3) years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. The obligation of the Fund to reimburse the Advisor will survive termination of the Expense Limitation Agreement unless the Advisor and the Trust agree otherwise.

PORTFOLIO MANAGERS. W. Whitfield Gardner and John L. Lewis, IV are responsible for the day-to-day management of the Fund's portfolio. Messrs. Gardner and Lewis have managed the Fund's portfolio since its inception in 1997. They have been associated with the Advisor in their current capacities since it was founded in 1990.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

BROKERAGE/SERVICE ARRANGEMENTS. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's operating expenses during the fiscal year ended October 31, 2008. These arrangements have been reviewed by the Trustees, pursuant to the provisions and guidelines outlined in applicable U.S. securities laws and legal precedent. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

BROKERAGE PRACTICES. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor will not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the

Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Fund being reported to the Trustees.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC ("Ultimus" or the "Transfer Agent"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment, and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v)
processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR AND DISTRIBUTION OF SHARES

DISTRIBUTOR. Ultimus Fund Distributors, LLC (the "Distributor") is the Fund's principal underwriter and serves as the exclusive agent for the distribution of the Fund's shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or other approved entities.

DISTRIBUTION OF SHARES. The Fund has adopted a plan of distribution in accordance with Rule 12b-1 under the 1940 Act ("Distribution Plan") that allows the Fund to pay for certain expenses related to the distribution of its shares, including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the transfer agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

The annual limitation for payment of expenses pursuant to the Distribution Plan is 0.25% of the Fund's average daily net assets. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Because these fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

OTHER EXPENSES

In addition to the management fees and fees payable under the Fund's Distribution Plan, the Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semiannual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the fees of the Fund's administrator and transfer agent; bank transaction charges and custodian fees; any proxy solicitors' fees and expenses; filing fees; any Federal, state, local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, including the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUND
================================================================================

MINIMUM INVESTMENT

Shares of the Fund are sold and redeemed at net asset value ("NAV"). Shares may be purchased directly from the Fund, by any account managed by the Advisor and by any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $2,500 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

PURCHASE AND REDEMPTION PRICE

DETERMINING THE FUND'S NAV. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Fund in proper form. See "Purchasing Shares" and "Redeeming Shares" for instructions regarding the proper form for purchase and redemption orders, respectively. The Fund's NAV per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The NAV per share of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate NAV on days when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or
(iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Fund's administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures.

If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. The Fund may also not be able to receive the portfolio security's fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

PURCHASING SHARES

The Fund is a no-load fund. This means that shares may be purchased without imposition of an initial sales charge. Shares of the Fund are available for purchase every day the NYSE is open for business, at the Fund's NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request and suspend its offering of shares at any time. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MAIL ORDERS. All investments must be in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept third party checks, cash, drafts, money orders, cashier's checks less than $10,000, travelers checks, credit card checks, "starter" checks or post-dated checks. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund or the Transfer Agent. For regular mail orders, please complete an account application and mail it, along with your check made payable to "THE CHESAPEAKE CORE GROWTH FUND," to:

REGULAR MAIL                            OVERNIGHT/EXPRESS MAIL

The Chesapeake Core Growth Fund         The Chesapeake Core Growth Fund
c/o Ultimus Fund Solutions, LLC         c/o Ultimus Fund Solutions, LLC
P.O. Box 46707                          225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707             Cincinnati, Ohio 45246

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount on your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

BANK WIRE ORDERS. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. You should be prepared to mail or fax a completed, signed account application before payment by wire may be made.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed account application has been accepted by the Transfer Agent and determined to be in proper form. See "Purchasing Shares - Mail Orders" above. Your financial institution may charge a fee for wiring funds.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

ADDITIONAL INVESTMENTS. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Please note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any check returned for insufficient funds.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the Fund's NAV on the 15th or last day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account. When shares are purchased through the Automated Clearing House ("ACH"), the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any ACH transaction rejected for insufficient funds. ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration. Pre-notification is required for all ACH purchases initiated by an outside entity.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of any other fund of the Trust advised by the Advisor that is offered for sale in the state in which you reside. You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-800-430-3863. Please provide the following information:

      o     Your name and telephone number

      o     The exact name of your account and your account number

      o     Taxpayer identification number (usually your Social Security number)

      o     Dollar value or number of shares to be exchanged

      o     The name of the fund from which the exchange is to be made

      o     The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to suspend, terminate or modify the exchange privilege upon prior written notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

      o     Name;

      o     Date of birth (for individuals);

      o Residential or business street address (although post office boxes are still permitted for mailing); and

      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In each case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund's inability to verify your identity.

REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after receipt of your redemption request in proper form. Redemption requests may be made by mail or by telephone.

MAIL REDEMPTIONS.  Mail redemption requests should be addressed to:

REGULAR MAIL                             OVERNIGHT/EXPRESS MAIL
The Chesapeake Core Growth Fund          The Chesapeake Core Growth Fund
c/o Ultimus Fund Solutions, LLC          c/o Ultimus Fund Solutions, LLC
P.O. Box 46707                           225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707              Cincinnati, Ohio 45246

Mail redemption requests should include the following:

      (1) Your letter of instruction specifying the name of the Fund, the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

      (2)   Any  required  signature  guarantees  (see  "Signature   Guarantees"
            below); and

      (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

TELEPHONE REDEMPTIONS. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-800-430-3863.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from any account you maintain with a financial institution by ACH payment, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund's custodian for outgoing wires. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described below. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly payment in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges. Call the Transfer Agent at 1-800-430-3863 for additional information.

SMALL ACCOUNTS. The Trustees reserve the right to redeem involuntarily shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $2,500 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days prior written notice. If the shareholder brings the account value up to at least $2,500 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to Federal income tax withholding.

SIGNATURE GUARANTEES. To protect you and the Fund against fraud, certain redemption requests will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Fund requires written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

      o     Requests to redeem shares having a value greater than $50,000;

      o Redemption from an account for which the address or account registration has changed within the last 30 days;

      o Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record; or

      o Sending redemption or distribution proceeds to an account with a different registration (name or ownership) from yours.

The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90 day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net assets at the beginning of such period.

OTHER MATTERS. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after receipt of the request by the Transfer Agent in proper form. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase)
may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

MISCELLANEOUS. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; (ii) suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared; or (iii) suspend its offering of shares at any time.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund has been designed as a long-term investment and not as a frequent or short-term trading ("market timing") option. Market timing can be disruptive to the portfolio management process and may adversely impact the ability to implement investment strategies. In addition to being disruptive, the risks presented by market timing include higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the ability to maximize investment return; and potentially diluting the value of the share price. These risks can have an adverse effect on investment performance.

Although the Fund does not accommodate frequent purchases and redemptions, the Board of Trustees has not adopted policies and procedures to detect and prevent market timing in the Fund because the Board of Trustees of the Fund does not believe that market timing is a significant risk to the Fund given the type of securities held in the Fund (i.e., typically domestic securities of large capitalization issuers). The Fund may modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Although the Trustees do not believe that there is a significant risk associated with market timing for the Fund, the Fund cannot guarantee that such trading will not occur.

OTHER IMPORTANT INVESTMENT INFORMATION
================================================================================

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisor for advice about the particular Federal, state, and local tax consequences to them of investing in the Fund.

The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate shareholders attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Absent further legislation, such long-term capital gains rates will not apply to qualified dividend income distributed after December 31, 2010. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as Federal taxes.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD, provided certain holding period requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. Federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

Shareholders   should  consult  with  their  own  tax  advisor  to  ensure  that distributions and sales of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2008, 2007 and 2006 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Fund. The information for the fiscal years ended prior to October 31, 2006 was audited by other independent auditors.

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                   YEARS ENDED OCTOBER 31,
                                            ----------------------------------------------------------------------
                                               2008           2007           2006           2005           2004
==================================================================================================================
Net asset value at beginning of year. ...   $    21.69     $    17.66     $    16.88     $    15.41     $    14.78
                                            ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment loss ..................        (0.05)         (0.09)         (0.07)         (0.07)         (0.06)
   Net realized and unrealized
      gains (losses) on investments .....        (9.25)          4.20           1.11           1.54           0.69
                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations ........        (9.30)          4.11           1.04           1.47           0.63
                                            ----------     ----------     ----------     ----------     ----------
Less distributions:
   From net realized gains
      on investments ....................        (0.81)         (0.08)         (0.26)          --             --
                                            ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........   $    11.58     $    21.69     $    17.66     $    16.88     $    15.41
                                            ==========     ==========     ==========     ==========     ==========

Total return (a) ........................      (44.45%)        23.38%          6.17%          9.54%          4.26%
                                            ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......   $  502,260     $1,075,504     $  792,284     $  628,049     $  293,982
                                            ==========     ==========     ==========     ==========     ==========
Ratio of gross expenses to
   average net assets (b) ...............        1.42%          1.39%          1.42%          1.45%          1.49%

Ratio of net expenses to
   average net assets ...................        1.39%          1.34%          1.35%          1.35%          1.33%

Ratio of net investment loss
   to average net assets ................       (0.25%)        (0.46%)        (0.42%)        (0.51%)        (0.56%)

Portfolio turnover rate .................          69%            70%            83%            90%            60%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on expenses prior to any reductions for distribution and service fees voluntarily waived or prior expenses recouped by the Advisor and/or expense reimbursements through a directed brokerage arrangement.

CUSTOMER PRIVACY POLICY
================================================================================

We collect only information that is needed to serve you and administer our business.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, sub-advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your non-public personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Gardner Lewis Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-430-3863   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

               THIS PRIVACY POLICY IS NOT A PART OF THE PROSPECTUS

                             ADDITIONAL INFORMATION

================================================================================

                         THE CHESAPEAKE CORE GROWTH FUND

                                 A NO LOAD FUND

The Statement of Additional Information ("SAI") provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call toll-free:

                                 1-800-430-3863

This Prospectus, the SAI and the most recent annual and semiannual reports are also available without charge on the Fund's website at www.chesapeakefunds.com or upon written request to The Chesapeake Core Growth Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of information on the SEC's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


                  Investment Company Act file number 811-07324

CUSIP NUMBER 36559B203                                       NASDAQ SYMBOL CHEAX

================================================================================

                           THE CHESAPEAKE GROWTH FUND

                                 A SERIES OF THE
                         GARDNER LEWIS INVESTMENT TRUST

                                 A NO LOAD FUND
                             CLASS A INVESTOR SHARES

                                   PROSPECTUS
                                  March 1, 2009

================================================================================

      THE CHESAPEAKE GROWTH FUND ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies. This Fund also offers Institutional Shares, which are offered by a separate Prospectus.

                               INVESTMENT ADVISOR
                               ------------------
                         GARDNER LEWIS ASSET MANAGEMENT
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317
                                 1-800-430-3863

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES BEING OFFERED BY THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE AND COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR THE FUND'S DISTRIBUTOR IS A BANK. YOU SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

TABLE OF CONTENTS
================================================================================

                                                                            PAGE
                                                                            ----

THE FUND..................................................................     3

      Investment Objective................................................     3

      Principal Investment Strategies.....................................     3

      Principal Risks of Investing in the Fund............................     5

      Performance of the Fund.............................................     6

      Fees and Expenses of the Fund.......................................     7

MANAGEMENT OF THE FUND....................................................     9

      Investment Advisor..................................................     9

      Administrator and Transfer Agent....................................    11

      Distributor and Distribution of Shares..............................    11

      Other Expenses......................................................    12

INVESTING IN THE FUND.....................................................    13

      Minimum Investment..................................................    13

      Purchase and Redemption Price.......................................    13

      Purchasing Shares...................................................    14

      Redeeming Shares....................................................    17

      Frequent Purchases and Redemptions..................................    20

OTHER IMPORTANT INVESTMENT INFORMATION....................................    21

      Dividends, Distributions, and Taxes.................................    21

      Financial Highlights ...............................................    22

CUSTOMER PRIVACY POLICY....................................... INSIDE BACK COVER

ADDITIONAL INFORMATION............................................... BACK COVER

THE FUND
================================================================================

IINVESTMENT OBJECTIVE

The Chesapeake Growth Fund (the "Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust (the "Trust"), seeks capital appreciation by investing primarily in equity securities of medium and large capitalization companies. The Fund considers a medium capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, between $1.5 billion and $15 billion. The Fund considers a large capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, of at least $15 billion. The Fund's investments in these medium and large capitalization companies will be primarily in equity securities, such as common and preferred stock and securities convertible into common stock. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund's objective.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. (the "Advisor") will focus on companies that show superior prospects for growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies that in the Advisor's opinion are undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. These changes may include:

      o     New product introductions;

      o     New distribution strategies;

      o     New manufacturing technology; and/or

      o     New management team or new management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor favors companies that are selling at a stock price not fully reflective of their growth rates. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor generally avoids companies that have excessive debt. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor considers the following factors:

      o     Growth rate of earnings;

      o     Financial performance;

      o     Management strengths and weaknesses;

      o     Current market valuation in relation to earnings growth;

      o     Historic and comparable company valuations;

      o Level and nature of the company's debt, cash flow and working capital; and

      o     Quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities, of which no more than 25% of the Fund's total assets will be invested in the securities of any one industry. Up to 10% of the Fund's total assets may consist of foreign securities and sponsored American Depositary Receipts ("ADRs"). However, all securities will be actively traded on domestic or foreign securities exchanges or in the over-the-counter markets.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

      o The anticipated price appreciation has been achieved or is no longer probable;

      o The company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;

      o     General   market   expectations   regarding  the  company's   future
            performance exceed those expectations held by the Advisor; or

      o Alternative investments offer, in the view of the Advisor, superior potential for appreciation.

TEMPORARY DEFENSIVE POSITION. As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. If the Fund invests in shares of other investment companies, the shareholders of the Fund generally will be subject to duplicative management fees and other expenses. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market instruments or repurchase agreements for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover involves paying brokerage commissions and other transaction costs, higher portfolio turnover results in additional costs to the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The realization of such gains could adversely affect the Fund's after-tax performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for the past 5 years.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with an investment in the Fund.

EQUITY SECURITIES. To the extent that the majority of the Fund's portfolio consists of equity securities, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. A company's share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions.

MARKET RISK. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions. At times, the securities markets can be volatile and security prices can change drastically.

INTERNAL CHANGE. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

MEDIUM CAPITALIZATION COMPANIES. As noted above, the Fund may invest a significant portion of its assets in the equity securities of medium capitalization companies. To the extent the Fund's assets are invested in medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of medium capitalization companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that medium capitalization companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, medium capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning medium capitalization companies than for larger, more established companies.

Although investing in securities of medium capitalization companies offers the potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

INVESTMENT ADVISOR RISK. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

OVERWEIGHTING IN CERTAIN MARKET SECTORS. The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

PERFORMANCE OF THE FUND

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund's Class A Investor shares by showing changes in the Fund's performance from year to year for the past 10 calendar years and by showing how the average annual total returns of Class A Investor shares of the Fund compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following chart shows the total return of the Class A Investor shares of the Fund for the past ten calendar years of operation.

                              ANNUAL TOTAL RETURNS

                              [BAR CHART OMITTED]

                               1999        51.37%
                               2000        -0.21%
                               2001       -28.05%
                               2002       -33.49%
                               2003        41.44%
                               2004        10.48%
                               2005         7.09%
                               2006         9.72%
                               2007        21.16%
                               2008       -49.94%

      o During the period shown in the bar chart, the highest quarterly return was 42.95% (for the quarter ended December 31, 1999).

      o During the period shown in the bar chart, the lowest quarterly return was -31.02% (for the quarter ended December 31, 2008).

The impact of taxes is not reflected in the bar chart; if reflected, returns may be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2008:

The table below shows how the Fund's Class A Investor shares' average annual total returns compare to those of the Russell 2000 Index and the S&P 500 Total Return Index. The table also presents the impact of taxes on the returns of Class A Investor shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you own Class A Investor shares of the Fund in a tax-deferred account, such as an individual retirement account ("IRA") or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

--------------------------------------------------------------------------------
THE CHESAPEAKE GROWTH FUND
CLASS A SHARES                              1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                         -49.94%       -4.67%        -2.15%
Return After Taxes on Distributions         -49.94%       -4.67%        -3.59%
Return After Taxes on Distributions
   and Sale of Class A Investor Shares      -32.46%       -3.91%        -1.94%
--------------------------------------------------------------------------------
Russell 2000 Index*                         -33.79%       -0.93%         3.02%
S&P 500 Total Return Index*                 -37.00%       -2.19%        -1.38%

* The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization stocks. The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus-gross cash dividend return of the companies represented in the S&P 500 Index. You cannot invest directly in these indices. The returns for the indices reflect no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you will pay if you buy and hold Class A Investor shares of the Fund:

SHAREHOLDER FEES FOR CLASS A INVESTOR SHARES
(FEES THAT ARE PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases ..............................    None
Deferred Sales Charge (Load) ..........................................    None
Sales Charge (Load) Imposed on Reinvested Dividends ...................    None
Redemption Fee ........................................................    None
Exchange Fee ..........................................................    None

ANNUAL FUND OPERATING EXPENSES FOR CLASS A INVESTOR SHARES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees .......................................................    1.00%
Distribution and/or Service (12b-1) Fees(1) ...........................    0.09%
Other Expenses(2) .....................................................    1.62%
                                                                           -----
Total Annual Fund Operating Expenses(3,4) .............................    2.71%
                                                                           =====

(1) The Fund has adopted a plan of distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), that allows the Fund's Class A Investor shares to pay for certain expenses related to the distribution of such shares. The annual limitation for payment of such expenses under the plan is 0.25% of the average daily net assets of Class A Investor shares; however, the Fund's Class A Investor shares incurred distribution expenses of 0.09% during the most recent fiscal year.

(2) Other Expenses include acquired fund fees and expenses, which represent the pro rata expenses indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund's net asset value. Such fees and expenses have been included under the subcaption "Other Expenses" for the Fund because they were less than 0.01% during the most recent fiscal year.

(3) "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Class A Investor shares of the Fund for the fiscal year ended October 31, 2008. The Advisor contractually agreed to reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limited Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, dividend expense on short sales, and acquired fund fees and expenses) to not more than 1.64% of the average daily net assets of the Fund's Class A Investor shares for the fiscal year ended October 31, 2008. In addition, the Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These informal arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to ensure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to ensure they are reasonable. There can be no assurance that these arrangements will continue in the future. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, Net Annual Fund Operating Expenses for the Class A Investor shares were as follows:

            Net Annual Fund Operating Expenses for
                the fiscal year ended October 31, 2008 ................    1.89%

(4) As of March 1, 2009, the Advisor has contractually agreed to reduce its fees until February 28, 2010 so long as the Fund's net assets are less than $11 million and the aggregate expenses of every character, including but not limited to investment advisory fees of the Advisor (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, dividend expense on short sales, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, and acquired fund fees and expenses) incurred by the Fund during the term of the agreement exceed 2.75%. The Advisor may be entitled to recoupment of any fees reduced during any of the previous three (3) years, less any reimbursements previously paid, pursuant to such agreement, provided the Fund's net assets are greater than $11 million and overall expenses fall below 2.75%.

      For more information, see "Management of the Fund - Brokerage/Service Arrangements" below and "Management of the Fund - Investment Advisor" below or in the Fund's Statement of Additional Information.

EXAMPLE. This Example is intended to help you compare the cost of investing in Class A Investor shares of the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A Investor shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of Class A Investor shares of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
PERIOD INVESTED            1 YEAR        3 YEARS         5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Your Costs                  $274           $841          $1,435         $3,041

MANAGEMENT OF THE FUND
================================================================================

INVESTMENT ADVISOR

The Fund's investment advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990 and converted to a Pennsylvania limited partnership in 1994, and is controlled by W. Whitfield Gardner and John
L. Lewis, IV. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and Mr. Lewis, President of the Advisor, are also executive officers of the Trust. As of December 31, 2008, the Advisor serves as investment advisor to approximately $4 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. Subject to the authority of the Board of Trustees of the Trust, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

THE ADVISOR'S COMPENSATION. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor compensation at the annual rate of 1.00% of the Fund's average daily net assets. During the fiscal year ended October 31, 2008, the Advisor reduced a portion of its fee in the amount of $94,638; as a result, the advisory fee paid to the Advisor by the Fund was equal to 0.21% of the Fund's average daily net assets.

DISCLOSURE REGARDING APPROVAL OF THE INVESTMENT ADVISORY CONTRACT. A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Fund is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2008. You may obtain a copy of the annual report, free of charge, upon request to the Fund.

FEE REDUCTION AGREEMENT AND PREVIOUS EXPENSE LIMITATION ARRANGEMENTS. In the interest of limiting the expenses of the Fund, the Advisor has entered into a contractual fee reduction agreement with the Trust pursuant to which the Advisor has contractually agreed to reduce its fees, subject to recoupment as described below, until February 28, 2010. To the extent the Fund's net assets are less than $11 million and the aggregate expenses of every character, including but not limited to investment advisory fees of the Advisor (but excluding (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, and
(viii) acquired fund fees and expenses, if applicable), incurred by the Fund during the term of the agreement ("Fund Operating Expenses") exceed 2.75% of the Fund's average daily net assets, the Advisor has contractually agreed to reduce its advisory fee in whole or in part. In determining the Fund Operating Expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund Operating Expenses so as to benefit the Advisor. The Advisor may be entitled to recoupment of any fees reduced during any of the previous three (3) years, less any reimbursements previously paid, pursuant to such fee reduction agreement, provided the Fund's net assets are greater than $11 million and overall expenses fall below 2.75%. This recoupment may not include any additional charges or fees, such as interest accruable on the amounts to be recouped.

The Advisor previously contractually agreed to limit its fees and to assume other expenses of the Fund pursuant to expense limitation arrangements. Although these expense limitation arrangements have expired, the Advisor may still be entitled to reimbursement of fees reduced or expenses reimbursed pursuant to provisions thereof that survived expiration. The Advisor may recoup the sum of all fees reduced or expenses reimbursed during any of the previous three (3) years, less any reimbursements previously paid, provided overall expenses do not exceed the threshold established in such prior expense limitation arrangements. This recoupment may not include any additional charges or fees, such as interest accruable on the amounts to be recouped.

PORTFOLIO MANAGERS. W. Whitfield Gardner and John L. Lewis, IV are responsible for the day-to-day management of the Fund's portfolio. Messrs. Gardner and Lewis have managed the Fund's portfolio since its inception in 1994. They have been associated with the Advisor in their current capacities since it was founded in 1990.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

BROKERAGE/SERVICE ARRANGEMENTS. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's operating expenses during the fiscal year ended October 31, 2008. These arrangements have been reviewed by the Trustees, pursuant to the provisions and guidelines outlined in applicable U.S. securities laws and legal precedent. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

BROKERAGE PRACTICES. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor will not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Fund being reported to the Trustees.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC ("Ultimus" or the "Transfer Agent"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment, and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v)
processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR AND DISTRIBUTION OF SHARES

DISTRIBUTOR. Ultimus Fund Distributors, LLC (the "Distributor") is the Fund's principal underwriter and serves as the exclusive agent for the distribution of the Fund's shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or other approved entities.

DISTRIBUTION OF SHARES. The Fund has adopted a plan of distribution ("Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act that allows Class A Investor shares of the Fund to pay for certain expenses related to the distribution of such shares, including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares and who may be advising investors regarding the purchase, sale or retention of shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the transfer agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Class A Investor shares of the Fund.

The annual limitation for payment of expenses pursuant to the Distribution Plan is 0.25% of the average daily net assets of Class A Investor shares. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Because these fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

OTHER EXPENSES

In addition to the management fees and fees payable under the Fund's Distribution Plan for Class A Investor shares, the Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semiannual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the fees of the Fund's administrator and transfer agent; bank transaction charges and custodian fees; any proxy solicitors' fees and expenses; filing fees; any Federal, state, local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, including the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUND
================================================================================

MINIMUM INVESTMENT

Class A Investor shares of the Fund are sold and redeemed at net asset value ("NAV"). Shares may be purchased directly from the Fund, by any account managed by the Advisor and by any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $25,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

PURCHASE AND REDEMPTION PRICE

DETERMINING THE FUND'S NAV. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Fund in proper form. See "Purchasing Shares" and "Redeeming Shares" for instructions regarding the proper form for purchase and redemption orders, respectively. The Fund's NAV per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The NAV per share of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate the NAV on days when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Fund's administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. The Fund may also not be able to receive the portfolio security's fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

PURCHASING SHARES

The Fund is a no-load fund. This means that shares may be purchased without imposition of an initial sales charge. Shares of the Fund are available for purchase every day the NYSE is open for business, at the Fund's NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request and suspend its offering of shares at any time. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MAIL ORDERS. All investments must be in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept third party checks, cash, drafts, money orders, cashier's checks less than $10,000, travelers checks, credit card checks, "starter" checks or post-dated checks. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund or the Transfer Agent. For regular mail orders, please complete an account application and mail it, along with your check made payable to "THE CHESAPEAKE GROWTH FUND," to:

REGULAR MAIL                            OVERNIGHT/EXPRESS MAIL
The Chesapeake Growth Fund              The Chesapeake Growth Fund
c/o Ultimus Fund Solutions, LLC         c/o Ultimus Fund Solutions, LLC
P.O. Box 46707                          225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707             Cincinnati, Ohio 45246

PLEASE REMEMBER TO ADD A REFERENCE TO "CLASS A INVESTOR SHARES" TO YOUR CHECK TO ENSURE PROPER CREDIT TO YOUR ACCOUNT. By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount on your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

BANK WIRE ORDERS. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. You should be prepared to mail or fax a completed, signed account application before payment by wire may be made.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed account application has been accepted by the Transfer Agent and determined to be in proper form. See "Purchasing Shares - Mail Orders" above. Your financial institution may charge a fee for wiring funds.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

ADDITIONAL INVESTMENTS. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Please note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any check returned for insufficient funds.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the Fund's NAV on the 15th or last day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account. When shares are purchased through the Automated Clearing House ("ACH"), the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any ACH transaction rejected for insufficient funds. ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration. Pre-notification is required for all ACH purchases initiated by an outside entity.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of any other fund of the Trust advised by the Advisor that is offered for sale in the state in which you reside. You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-800-430-3863. Please provide the following information:

      o     Your name and telephone number

      o     The exact name of your account and your account number

      o     Taxpayer identification number (usually your Social Security number)

      o     Dollar value or number of shares to be exchanged

      o     The name of the fund from which the exchange is to be made

      o     The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to suspend, terminate or modify the exchange privilege upon prior written notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

      o     Name;

      o     Date of birth (for individuals);

      o Residential or business street address (although post office boxes are still permitted for mailing); and

      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In each case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund's inability to verify your identity.

REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after receipt of your redemption request in proper form. Redemption requests may be made by mail or by telephone.

MAIL REDEMPTIONS.  Mail redemption requests should be addressed to:

REGULAR MAIL                            OVERNIGHT/EXPRESS MAIL
The Chesapeake Growth Fund              The Chesapeake Growth Fund
c/o Ultimus Fund Solutions, LLC         c/o Ultimus Fund Solutions, LLC
P.O. Box 46707                          225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707             Cincinnati, Ohio 45246

Mail redemption requests should include the following:

      (1) Your letter of instruction specifying the name of the Fund, the account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

      (2)   Any  required  signature  guarantees  (see  "Signature   Guarantees"
            below); and

      (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

TELEPHONE REDEMPTIONS. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-800-430-3863.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by ACH payment, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund's custodian for outgoing wires. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described below. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly payment in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges. Call the Transfer Agent at 1-800-430-3863 for additional information.

SMALL ACCOUNTS. The Trustees reserve the right to redeem involuntarily shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $25,000 (due to redemptions, exchanges, or transfers, but not due to market action) upon 30 days prior written notice. If the shareholder brings the account value up to at least $25,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to Federal income tax withholding.

SIGNATURE GUARANTEES. To protect you and the Fund against fraud, certain redemption requests will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Fund requires written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

      o     Requests to redeem shares having a value greater than $50,000;

      o Redemption from an account for which the address or account registration has changed within the last 30 days;

      o Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record; or

      o Sending redemption or distribution proceeds to an account with a different registration (name or ownership) from yours.

The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90 day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net assets at the beginning of such period.

OTHER MATTERS. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after receipt of the request by the Transfer Agent in proper form. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

MISCELLANEOUS. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; (ii) suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared; or (iii) suspend its offering of shares at any time.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund has been designed as a long-term investment and not as a frequent or short-term trading ("market timing") option. Market timing can be disruptive to the portfolio management process and may adversely impact the ability to implement investment strategies. In addition to being disruptive, the risks presented by market timing include higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the ability to maximize investment return; and potentially diluting the value of the share price. These risks can have an adverse effect on investment performance.

Although the Fund does not accommodate frequent purchases and redemptions, the Board of Trustees has not adopted policies and procedures to detect and prevent market timing in the Fund because the Board of Trustees of the Fund does not believe that market timing is a significant risk to the Fund given the type of securities held in the Fund (i.e., typically domestic securities of medium and large capitalization issuers). The Fund may modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Although the Trustees do not believe that there is a significant risk associated with market timing for the Fund, the Fund cannot guarantee that such trading will not occur.

OTHER IMPORTANT INVESTMENT INFORMATION
================================================================================

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisor for advice about the particular Federal, state, and local tax consequences to them of investing in the Fund.

The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate shareholders attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Absent further legislation, such long-term capital gains rates will not apply to qualified dividend income distributed after December 31, 2010. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as Federal taxes.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD, provided certain holding period requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. Federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

Shareholders   should  consult  with  their  own  tax  advisor  to  ensure  that distributions and sales of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class A Investor shares for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2008, 2007 and 2006 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Fund. The information for the fiscal years ended prior to October 31, 2006 was audited by other independent auditors.

CLASS A INVESTOR SHARES

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                   YEARS ENDED OCTOBER 31,
                                            ----------------------------------------------------------------------
                                               2008           2007           2006           2005           2004
==================================================================================================================
Net asset value at beginning of year. ...   $    16.06     $    11.87     $    11.14     $     9.75     $     9.54
                                            ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment loss ..................        (0.16)         (0.35)         (0.24)         (0.19)         (0.17)
   Net realized and unrealized
      gains (losses) on investments .....        (7.35)          4.54           0.97           1.58           0.38
                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations ........        (7.51)          4.19           0.73           1.39           0.21
                                            ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........   $     8.55     $    16.06     $    11.87     $    11.14     $     9.75
                                            ==========     ==========     ==========     ==========     ==========

Total return (a) ........................      (46.76%)        35.30%          6.55%         14.26%          1.99%
                                            ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......   $    2,725     $    5,280     $    4,213     $    4,999     $    6,778
                                            ==========     ==========     ==========     ==========     ==========
Ratio of gross expenses to
   average net assets (b) ...............        2.71%          3.21%          2.39%          2.22%          2.02%

Ratio of net expenses to
   average net assets ...................        1.89%          3.15%          2.30%          2.19%          1.95%

Ratio of net investment loss
   to average net assets ................       (1.16%)        (2.26%)        (1.71%)        (1.46%)        (1.54%)

Portfolio turnover rate .................         113%            73%            71%            78%            78%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b) Ratios were determined based on expenses prior to any reductions for advisory fees waived by the Advisor and/or expense reimbursements through a directed brokerage arrangement.

CUSTOMER PRIVACY POLICY
================================================================================

We collect only information that is needed to serve you and administer our business.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, sub-advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your non-public personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Gardner Lewis Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-430-3863   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

               THIS PRIVACY POLICY IS NOT A PART OF THE PROSPECTUS

                             ADDITIONAL INFORMATION

================================================================================

                           THE CHESAPEAKE GROWTH FUND

                             CLASS A INVESTOR SHARES

                                 A NO LOAD FUND

The Statement of Additional Information ("SAI") provides more detailed information about the Fund and is incorporated by reference, and is legally a part of, this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call toll-free:

                                 1-800-430-3863

This Prospectus, the SAI and the most recent annual and semiannual reports are also available without charge on the Fund's website at www.chesapeakefunds.com or upon written request to The Chesapeake Growth Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of information on the SEC's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


                  Investment Company Act file number 811-07324

CUSIP NUMBER 36559B401                                       NASDAQ SYMBOL CHESX

================================================================================

                           THE CHESAPEAKE GROWTH FUND

                                 A SERIES OF THE
                         GARDNER LEWIS INVESTMENT TRUST

                                 A NO LOAD FUND
                              INSTITUTIONAL SHARES

                                   PROSPECTUS
                                  March 1, 2009

================================================================================

      THE CHESAPEAKE GROWTH FUND ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies. This Fund also offers Class A Investor Shares, which are offered by a separate Prospectus.

                               INVESTMENT ADVISOR
                               ------------------
                         GARDNER LEWIS ASSET MANAGEMENT
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317
                                 1-800-430-3863

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES BEING OFFERED BY THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE AND COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR THE FUND'S DISTRIBUTOR IS A BANK. YOU SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

TABLE OF CONTENTS
================================================================================

                                                                            PAGE
                                                                            ----

THE FUND..................................................................     3

      Investment Objective................................................     3

      Principal Investment Strategies.....................................     3

      Principal Risks of Investing in the Fund............................     5

      Performance of the Fund.............................................     6

      Fees and Expenses of the Fund......................................      7

MANAGEMENT OF THE FUND....................................................     9

      Investment Advisor..................................................     9

      Administrator, Transfer Agent and Distributor ......................    11

      Other Expenses......................................................    11

INVESTING IN THE FUND.....................................................    12

      Minimum Investment..................................................    12

      Purchase and Redemption Price.......................................    12

      Purchasing Shares...................................................    13

      Redeeming Shares....................................................    17

      Frequent Purchases and Redemptions..................................    20

OTHER IMPORTANT INVESTMENT INFORMATION....................................    21

      Dividends, Distributions, and Taxes.................................    21

      Financial Highlights ...............................................    22

CUSTOMER PRIVACY POLICY....................................... INSIDE BACK COVER

ADDITIONAL INFORMATION............................................... BACK COVER

THE FUND
================================================================================

IINVESTMENT OBJECTIVE

The Chesapeake Growth Fund (the "Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust (the "Trust"), seeks capital appreciation by investing primarily in equity securities of medium and large capitalization companies. The Fund considers a medium capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, between $1.5 billion and $15 billion. The Fund considers a large capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, of at least $15 billion. The Fund's investments in these medium and large capitalization companies will be primarily in equity securities, such as common and preferred stock and securities convertible into common stock. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund's objective.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. (the "Advisor") will focus on companies that show superior prospects for growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies that in the Advisor's opinion are undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. These changes may include:

      o     New product introductions;

      o     New distribution strategies;

      o     New manufacturing technology; and/or

      o     New management team or new management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor favors companies that are selling at a stock price not fully reflective of their growth rates. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor generally avoids companies that have excessive debt. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor considers the following factors:

      o     Growth rate of earnings;

      o     Financial performance;

      o     Management strengths and weaknesses;

      o     Current market valuation in relation to earnings growth;

      o     Historic and comparable company valuations;

      o Level and nature of the company's debt, cash flow and working capital; and

      o     Quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities, of which no more than 25% of the Fund's total assets will be invested in the securities of any one industry. Up to 10% of the Fund's total assets may consist of foreign securities and sponsored American Depositary Receipts ("ADRs"). However, all securities will be actively traded on domestic or foreign securities exchanges or in the over-the-counter markets.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

      o The anticipated price appreciation has been achieved or is no longer probable;

      o The company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;

      o     General   market   expectations   regarding  the  company's   future
            performance exceed those expectations held by the Advisor; or

      o Alternative investments offer, in the view of the Advisor, superior potential for appreciation.

TEMPORARY DEFENSIVE POSITION. As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. If the Fund invests in shares of other investment companies, the shareholders of the Fund generally will be subject to duplicative management fees and other expenses. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market instruments or repurchase agreements for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover involves paying brokerage commissions and other transaction costs, higher portfolio turnover results in additional costs to the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The realization of such gains could adversely affect the Fund's after-tax performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for the past 5 years.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with an investment in the Fund.

EQUITY SECURITIES. To the extent that the majority of the Fund's portfolio consists of equity securities, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. A company's share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions.

MARKET RISK. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions. At times, the securities markets can be volatile and security prices can change drastically.

INTERNAL CHANGE. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

MEDIUM CAPITALIZATION COMPANIES. As noted above, the Fund may invest a significant portion of its assets in the equity securities of medium capitalization companies. To the extent the Fund's assets are invested in medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of medium capitalization companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that medium capitalization companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, medium capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning medium capitalization companies than for larger, more established companies.

Although investing in securities of medium capitalization companies offers the potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

INVESTMENT ADVISOR RISK. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

OVERWEIGHTING IN CERTAIN MARKET SECTORS. The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

PERFORMANCE OF THE FUND

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund's Institutional shares by showing changes in the Fund's performance from year to year for the past 10 calendar years and by showing how the average annual total returns of Institutional shares of the Fund compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following chart shows the total return of Institutional shares of the Fund for the past ten calendar years of operation.

                              ANNUAL TOTAL RETURNS

                              [BAR CHART OMITTED]

                               1999        51.95%
                               2000         0.13%
                               2001       -27.66%
                               2002       -32.97%
                               2003        42.47%
                               2004        10.77%
                               2005         7.38%
                               2006         9.46%
                               2007        21.42%
                               2008       -49.70%

      o During the period shown in the bar chart, the highest quarterly return was 43.15% (for the quarter ended December 31, 1999).

      o During the period shown in the bar chart, the lowest quarterly return was -30.97% (for the quarter ended December 31, 2008).

The impact of taxes is not reflected in the bar chart; if reflected, returns may be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2008:

The table below shows how the Fund's Institutional shares' average annual total returns compare to those of the Russell 2000 Index and the S&P 500 Total Return Index. The table also presents the impact of taxes on the returns of Institutional shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you own Institutional shares of the Fund in a tax-deferred account, such as an individual retirement account ("IRA") or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

--------------------------------------------------------------------------------
THE CHESAPEAKE GROWTH FUND
INSTITUTIONAL SHARES                        1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                         -49.70%       -4.48%        -1.78%
Return After Taxes on Distributions         -49.70%       -4.48%        -3.19%
Return After Taxes on Distributions
   and Sale of Institutional Shares         -32.30%       -3.75%        -1.66%
--------------------------------------------------------------------------------
Russell 2000 Index*                         -33.79%       -0.93%         3.02%
S&P 500 Total Return  Index*                -37.00%       -2.19%        -1.38%

* The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization stocks. The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus-gross cash dividend return of the companies represented in the S&P 500 Index. You cannot invest directly in these indices. The returns for the indices reflect no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you will pay if you buy and hold Institutional shares of the Fund:

SHAREHOLDER FEES FOR INSTITUTIONAL SHARES
(FEES THAT ARE PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases ..............................    None
Deferred Sales Charge (Load) ..........................................    None
Sales Charge (Load) Imposed on Reinvested Dividends ...................    None
Redemption Fee ........................................................    None
Exchange Fee ..........................................................    None

ANNUAL FUND OPERATING EXPENSES FOR INSTITUTIONAL SHARES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees .......................................................    1.00%
Distribution and/or Service (12b-1) Fees ..............................    None
Other Expenses(1) .....................................................    1.44%
                                                                           -----
Total Annual Fund Operating Expenses(2,3) .............................    2.44%
                                                                           =====
(1) Other Expenses include acquired fund fees and expenses, which represent the pro rata expenses indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund's net asset value. Such fees and expenses have been included under the subcaption "Other Expenses" for the Fund because they were less than 0.01% during the most recent fiscal year.

(2) "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional shares of the Fund for the fiscal year ended October 31, 2008. The Advisor contractually agreed to reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limited Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, dividend expense on short sales, and acquired fund fees and expenses) to not more than 1.39% of the average daily net assets of the Institutional shares of the Fund for the fiscal year ended October 31, 2008. In addition, the Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These informal arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to ensure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to ensure they are reasonable. There can be no assurance that these arrangements will continue in the future. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, Net Annual Fund Operating Expenses for the Class A Investor shares were as follows:

            Net Annual Fund Operating Expenses for
               the fiscal year ended October 31, 2008 ..................   1.59%

(3) As of March 1, 2009, the Advisor has contractually agreed to reduce its fees until February 28, 2010 so long as the Fund's net assets are less than $11 million and the aggregate expenses of every character, including but not limited to investment advisory fees of the Advisor (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, dividend expense on short sales, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), and acquired fund fees and expenses) incurred by the Fund during the term of the agreement exceed 2.75%. The Advisor may be entitled to recoupment of any fees reduced during any of the previous three (3) years, less any reimbursements previously paid, pursuant to such agreement, provided the Fund's net assets are greater than $11 million and overall expenses fall below 2.75%.

      For more information, see "Management of the Fund - Brokerage/Service Arrangements" below and "Management of the Fund - Investment Advisor" below or in the Fund's Statement of Additional Information.

EXAMPLE. This Example is intended to help you compare the cost of investing in Institutional shares of the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of Institutional shares of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
PERIOD INVESTED            1 YEAR        3 YEARS         5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Your Costs                  $247           $761          $1,301         $2,776

MANAGEMENT OF THE FUND
================================================================================

INVESTMENT ADVISOR

The Fund's investment advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990 and converted to a Pennsylvania limited partnership in 1994, and is controlled by W. Whitfield Gardner and John
L. Lewis, IV. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and Mr. Lewis, President of the Advisor, are also executive officers of the Trust. As of December 31, 2008, the Advisor serves as investment advisor to approximately $4 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. Subject to the authority of the Board of Trustees of the Trust, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

THE ADVISOR'S COMPENSATION. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor compensation at the annual rate of 1.00% of the Fund's average daily net assets. During the fiscal year ended October 31, 2008, the Advisor reduced a portion of its fee in the amount of $94,638; as a result, the advisory fee paid to the Advisor by the Fund was equal to 0.21% of the Fund's average daily net assets.

DISCLOSURE REGARDING APPROVAL OF THE INVESTMENT ADVISORY CONTRACT. A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Fund is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2008. You may obtain a copy of the annual report, free of charge, upon request to the Fund.

FEE REDUCTION AGREEMENT AND PREVIOUS EXPENSE LIMITATION ARRANGEMENTS. In the interest of limiting the expenses of the Fund, the Advisor has entered into a contractual fee reduction agreement with the Trust pursuant to which the Advisor has contractually agreed to reduce its fees, subject to recoupment as described below, until February 28, 2010. To the extent the Fund's net assets are less than $11 million and the aggregate expenses of every character, including but not limited to investment advisory fees of the Advisor (but excluding (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, and
(viii) acquired fund fees and expenses, if applicable), incurred by the Fund during the term of the agreement ("Fund Operating Expenses") exceed 2.75% of the Fund's average daily net assets, the Advisor has contractually agreed to reduce its advisory fee in whole or in part. In determining the Fund Operating Expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund Operating Expenses so as to benefit the Advisor. The Advisor may be entitled to recoupment of any fees reduced during any of the previous three (3) years, less any reimbursements previously paid, pursuant to such fee reduction agreement, provided the Fund's net assets are greater than $11 million and overall expenses fall below 2.75%. This recoupment may not include any additional charges or fees, such as interest accruable on the amounts to be recouped.

The Advisor previously contractually agreed to limit its fees and to assume other expenses of the Fund pursuant to expense limitation arrangements. Although these expense limitation arrangements have expired, the Advisor may still be entitled to reimbursement of fees reduced or expenses reimbursed pursuant to provisions thereof that survived expiration. The Advisor may recoup the sum of all fees reduced or expenses reimbursed during any of the previous three (3) years, less any reimbursements previously paid, provided overall expenses do not exceed the threshold established in such prior expense limitation arrangements. This recoupment may not include any additional charges or fees, such as interest accruable on the amounts to be recouped.

PORTFOLIO MANAGERS. W. Whitfield Gardner and John L. Lewis, IV are responsible for the day-to-day management of the Fund's portfolio. Messrs. Gardner and Lewis have managed the Fund's portfolio since its inception in 1994. They have been associated with the Advisor in their current capacities since it was founded in 1990.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

BROKERAGE/SERVICE ARRANGEMENTS. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's operating expenses during the fiscal year ended October 31, 2008. These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in applicable U.S. securities laws and legal precedent. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

BROKERAGE PRACTICES. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor will not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Fund being reported to the Trustees.

ADMINISTRATOR, TRANSFER AGENT AND DISTRIBUTOR

ADMINISTRATOR AND TRANSFER AGENT. Ultimus Fund Solutions, LLC ("Ultimus" or the "Transfer Agent"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment, and officers and clerical personnel to the Fund, (ii)
obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR. Ultimus Fund Distributors, LLC (the "Distributor"), is the Fund's principal underwriter and serves as the exclusive agent for the distribution of the Fund's shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or other approved entities.

OTHER EXPENSES

In addition to the management fees, the Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the fees of the Fund's administrator and transfer agent; bank transaction charges and custodian fees; any proxy solicitors' fees and expenses; filing fees; any Federal, state, local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, including the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUND
================================================================================

MINIMUM INVESTMENT

Institutional shares of the Fund are sold and redeemed at net asset value ("NAV"). Shares may be purchased directly from the Fund, by any account managed by the Advisor and by any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $1,000,000 and the minimum additional investment is $5,000 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept accounts with less than the stated minimum initial investment.

PURCHASE AND REDEMPTION PRICE

DETERMINING THE FUND'S NAV. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Fund in proper form. See "Purchasing Shares" and "Redeeming Shares" for instructions regarding the proper form for purchase and redemption orders, respectively. The Fund's NAV per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The NAV per share of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate the NAV on days when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Fund's administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. The Fund may also not be able to receive the portfolio security's fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

PURCHASING SHARES

The Fund is a no-load fund. This means that shares may be purchased without imposition of an initial sales charge. Shares of the Fund are available for purchase every day the NYSE is open for business, at the Fund's NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request and suspend its offering of shares at any time. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MAIL ORDERS. All investments must be in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept third party checks, cash, drafts, money orders, cashier's checks less than $10,000, travelers checks, credit card checks, "starter" checks or post-dated checks. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund or the Transfer Agent. For regular mail orders, please complete an account application and mail it, along with your check made payable to "THE CHESAPEAKE GROWTH FUND," to:

REGULAR MAIL                            OVERNIGHT/EXPRESS MAIL
The Chesapeake Growth Fund              The Chesapeake Growth Fund
c/o Ultimus Fund Solutions, LLC         c/o Ultimus Fund Solutions, LLC
P.O. Box 46707                          225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707             Cincinnati, Ohio 45246

PLEASE REMEMBER TO ADD A REFERENCE TO "INSTITUTIONAL SHARES" TO YOUR CHECK TO ENSURE PROPER CREDIT TO YOUR ACCOUNT. By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount on your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

BANK WIRE ORDERS. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. You should be prepared to mail or fax a completed, signed account application before payment by wire may be made.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed account application has been accepted by the Transfer Agent and determined to be in proper form. See "Purchasing Shares - Mail Orders" above. Your financial institution may charge a fee for wiring funds.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

ADDITIONAL INVESTMENTS. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. The minimum additional investment is $5,000. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Please note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any check returned for insufficient funds.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the Fund's NAV on the 15th or last day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account. When shares are purchased through the Automated Clearing House ("ACH"), the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any ACH transaction rejected for insufficient funds. ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration. Pre-notification is required for all ACH purchases initiated by an outside entity.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of any other fund of the Trust advised by the Advisor that is offered for sale in the state in which you reside. You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-800-430-3863. Please provide the following information:

      o     Your name and telephone number

      o     The exact name of your account and your account number

      o     Taxpayer identification number (usually your Social Security number)

      o     Dollar value or number of shares to be exchanged

      o     The name of the fund from which the exchange is to be made

      o     The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to suspend, terminate or modify the exchange privilege upon prior written notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

      o     Name;

      o     Date of birth (for individuals);

      o Residential or business street address (although post office boxes are still permitted for mailing); and

      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In each case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund's inability to verify your identity.

REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the receipt of your redemption request in proper form. Redemption requests may be made by mail or by telephone.

MAIL REDEMPTIONS.  Mail redemption requests should be addressed to:

REGULAR MAIL                            OVERNIGHT/EXPRESS MAIL
The Chesapeake Growth Fund              The Chesapeake Growth Fund
c/o Ultimus Fund Solutions, LLC         c/o Ultimus Fund Solutions, LLC
P.O. Box 46707                          225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707             Cincinnati, Ohio 45246

Mail redemption requests should include the following:

      (1) Your letter of instruction specifying the name of the Fund, the account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

      (2)   Any  required  signature  guarantees  (see  "Signature   Guarantees"
            below); and

      (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

TELEPHONE REDEMPTIONS. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-800-430-3863.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by ACH payment, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund's custodian for outgoing wires. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described below. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $1,000,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly payment in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges. Call the Transfer Agent at 1-800-430-3863 for additional information.

SMALL ACCOUNTS. The Trustees reserve the right to redeem involuntarily shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $1,000,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days prior written notice. If the shareholder brings the account value up to at least $1,000,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to Federal income tax withholding.

SIGNATURE GUARANTEES. To protect you and the Fund against fraud, certain redemption requests will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Fund requires written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

      o     Requests to redeem shares having a value greater than $50,000;

      o Redemption from an account for which the address or account registration has changed within the last 30 days;

      o Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record; or

      o Sending redemption or distribution proceeds to an account with a different registration (name or ownership) from yours.

The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90 day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net assets at the beginning of such period.

OTHER MATTERS. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after receipt of the request by the Transfer Agent in proper form. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

MISCELLANEOUS. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; (ii) suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared; or (iii) suspend its offering of shares at any time.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund has been designed as a long-term investment and not as a frequent or short-term trading ("market timing") option. Market timing can be disruptive to the portfolio management process and may adversely impact the ability to implement investment strategies. In addition to being disruptive, the risks presented by market timing include higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the ability to maximize investment return; and potentially diluting the value of the share price. These risks can have an adverse effect on investment performance.

Although the Fund does not accommodate frequent purchases and redemptions, the Board of Trustees has not adopted policies and procedures to detect and prevent market timing in the Fund because the Board of Trustees of the Fund does not believe that market timing is a significant risk to the Fund given the type of securities held in the Fund (i.e., typically domestic securities of medium and large capitalization issuers). The Fund may modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Although the Trustees do not believe that there is a significant risk associated with market timing for the Fund, the Fund cannot guarantee that such trading will not occur.

OTHER IMPORTANT INVESTMENT INFORMATION
================================================================================

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisor for advice about the particular Federal, state, and local tax consequences to them of investing in the Fund.

The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate shareholders attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Absent further legislation, such long-term capital gains rates will not apply to qualified dividend income distributed after December 31, 2010. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as Federal taxes.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD, provided certain holding period requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. Federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

Shareholders   should  consult  with  their  own  tax  advisor  to  ensure  that distributions and sales of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Institutional shares for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2008, 2007 and 2006 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Fund. The information for the fiscal years ended prior to October 31, 2006 was audited by other independent auditors.

INSTITUTIONAL SHARES

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                   YEARS ENDED OCTOBER 31,
                                            ----------------------------------------------------------------------
                                               2008           2007           2006           2005           2004
==================================================================================================================
Net asset value at beginning of year. ...   $    17.07     $    12.58     $    11.84     $    10.33     $    10.09
                                            ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment loss ..................        (0.08)         (0.31)         (0.27)         (0.16)         (0.14)
   Net realized and unrealized
      gains (losses) on investments .....        (7.87)          4.80           1.01           1.67           0.38
                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations ........        (7.95)          4.49           0.74           1.51           0.24
                                            ----------     ----------     ----------     ----------     ----------
Net asset value at end of year ..........   $     9.12     $    17.07     $    12.58     $    11.84     $    10.33
                                            ==========     ==========     ==========     ==========     ==========

Total return (a) ........................      (46.57%)        35.69%          6.25%         14.62%          2.28%
                                            ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......   $    7,585     $    6,542     $    9,297     $   17,012     $   21,282
                                            ==========     ==========     ==========     ==========     ==========
Ratio of gross expenses to
   average net assets (b) ...............        2.44%          2.97%          2.11%          1.97%          1.77%

Ratio of net expenses to
   average net assets ...................        1.59%          2.91%          2.05%          1.94%          1.70%

Ratio of net investment loss
   to average net assets ................       (0.86%)        (2.02%)        (1.46%)        (1.22%)        (1.28%)

Portfolio turnover rate .................         113%            73%            71%            78%            78%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b) Ratios were determined based on expenses prior to any reductions for advisory fees waived by the Advisor and/or expense reimbursements through a directed brokerage arrangement.

CUSTOMER PRIVACY POLICY
================================================================================

We collect only information that is needed to serve you and administer our business.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, sub-advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your non-public personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Gardner Lewis Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-430-3863   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

               THIS PRIVACY POLICY IS NOT A PART OF THE PROSPECTUS

                             ADDITIONAL INFORMATION

================================================================================

                           THE CHESAPEAKE GROWTH FUND

                              INSTITUTIONAL SHARES

                                 A NO LOAD FUND

The Statement of Additional Information ("SAI") provides more detailed information about the Fund and is incorporated by reference, and is legally a part of, this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call toll-free:

                                 1-800-430-3863

This Prospectus, the SAI and the most recent annual and semiannual reports are also available without charge on the Fund's website at www.chesapeakefunds.com or upon written request to The Chesapeake Growth Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of information on the SEC's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


                  Investment Company Act file number 811-07324

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE CHESAPEAKE CORE GROWTH FUND

                                  March 1, 2009

                                 A SERIES OF THE
                         GARDNER LEWIS INVESTMENT TRUST
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                            Telephone 1-800-430-3863

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

OTHER INVESTMENT POLICIES..................................................    2
INVESTMENT LIMITATIONS.....................................................    5
PORTFOLIO TRANSACTIONS.....................................................    7
NET ASSET VALUE............................................................    9
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................   10
DESCRIPTION OF THE TRUST...................................................   12
ADDITIONAL INFORMATION CONCERNING TAXES....................................   13
MANAGEMENT OF THE FUND.....................................................   18
SPECIAL SHAREHOLDER SERVICES...............................................   30
DISCLOSURE OF PORTFOLIO HOLDINGS...........................................   32
FINANCIAL STATEMENTS.......................................................   33
APPENDIX A - DESCRIPTION OF RATINGS........................................   34
APPENDIX B - PROXY VOTING POLICIES ........................................   39


This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus for The Chesapeake Core Growth Fund (the "Fund"), dated the same date as this SAI, and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectus and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for the Fund. The Fund was organized on September 29, 1997 as a separate diversified series of the Gardner Lewis Investment Trust ("Trust"). The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") and was organized on October 2, 1992 as a business trust under the laws of the Commonwealth of Massachusetts. Attached to this SAI is: Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest; and Appendix B, which contains the proxy voting policies of the Trust and of Gardner Lewis Asset Management L.P. (the "Advisor"), the investment advisor to the Fund.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust has implemented procedures to monitor, on a continuous basis, the value of the collateral serving as security for repurchase obligations. The Advisor will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

MONEY MARKET INSTRUMENTS. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKER'S ACCEPTANCES are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

FUNDING AGREEMENTS. Within the limitations on investments in illiquid securities, the Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively "Trustees"), the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features) and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Illiquid securities typically are restricted securities, meaning they are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register restricted securities in order to dispose of them, resulting in additional expenses and delay. Adverse market conditions could impede such a public offering of securities.

FOREIGN SECURITIES. The Fund may invest up to 10% of its total assets in foreign securities. The term "foreign security" shall mean a security issued by a foreign private issuer where the primary exchange listing of such security is outside of the United States, or a security issued by a foreign government. The term "foreign security" shall not include American Depository Receipts ("ADRs") or a security for which the primary issuer is in the United States. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special considerations not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing, and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored ADRs. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

INVESTMENT COMPANIES. Federal securities laws limit the extent to which a Fund can invest in other investment companies. Consequently, the Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets, except as otherwise permitted by SEC rules. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

REAL ESTATE SECURITIES. The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the

Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 25% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities, which the Advisor has determined are creditworthy under guidelines established by the Trustees. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any dividends or interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

BORROWING. The Fund may borrow money from banks as a temporary measure (i) for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets or (ii) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets. In the event that the Fund should ever borrow money under these conditions, such borrowing could increase the Fund's costs and thus reduce the value of the Fund's assets.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

3. Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

4. Invest for the purpose of exercising control or management of another issuer;

5. Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

6. Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under federal securities laws;

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act;

9. Write, purchase, or sell puts, calls, straddles, spreads, combinations thereof, or futures contracts or related options; and

10. Make loans of money, except that the Fund may (i) make loans of portfolio securities up to 25% of the Fund's total assets, (ii) invest in market instruments, debt securities, or other debt instruments, and (iii) invest in repurchase agreements.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1. Invest in securities of issuers that have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who beneficially own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

4. Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions during the current fiscal year; and

5.    Purchase  foreign  securities  other than those  traded on  domestic  U.S.
      exchanges.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be in the Fund's interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer's execution and not on its sales efforts. The Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. For the fiscal year ended October 31, 2008, the Fund participated in commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund) with Instinet Corporation and BNY ConvergEx Group. These oral arrangements are voluntary upon the part of the brokers and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Trustees have reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, Trustees review the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker, although the Advisor has not utilized such a broker since the Fund's inception. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended October 31, 2008, 2007 and 2006, the Fund paid brokerage commissions of $1,306,974, $1,518,709 and $1,539,402, respectively; none of which was paid to Ultimus Fund Distributors, LLC (the "Distributor"), the Fund's principal underwriter.

As of October 31, 2008, the Fund held common stock issued by the parent companies of Bank of America Securities LLC (the market value of which was $25,117,875), Merrill Lynch, Pierce, Fenner & Smith, Inc. (the market value of which was $9,480,900), and JPMorgan Securities, Inc. (the market value of which was $8,159,044). Bank of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith, Inc. and JPMorgan Securities, Inc. are three of the Trust's "regular broker-dealers" as defined in the 1940 Act.

                                 NET ASSET VALUE

The net asset value ("NAV") per share of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment fund allocated by the Trust to the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Subject to the provisions of the Trust's Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to the Fund, are conclusive. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.

The NAV per share of the Fund is determined as of the close of the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time, Monday through Friday, except on days when the NYSE closes earlier. The Fund's NAV is not calculated on business holidays or other days when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the Fund's NAV will not be determined.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2008. These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

For the fiscal year ended October 31, 2008, the net expenses of the Fund (after expense reductions of $270,313 paid by brokers pursuant to brokerage/service arrangements with the Fund and the recoupment of prior advisory fee reductions by the Advisor of $142,417) were $12,368,647 (1.39% of the average daily net assets of the Fund). For the fiscal year ended October 31, 2007, the net expenses of the Fund (after expense reductions of $265,515 paid by brokers pursuant to brokerage/service arrangements with the Fund, waiver of $245,391 of distribution and services fees and recoupment of prior advisory fee reductions by the Advisor of $39,574) were $12,347,293 (1.34% of the average daily net assets of the Fund). For the fiscal year ended October 31, 2006, the net expenses of the Fund (after expense reductions of $248,700 paid by brokers pursuant to brokerage/service arrangements with the Fund, reduction of $66,160 of investment advisory fees, and waiver of $177,372 of distribution and services fees) were $9,636,157 (1.35% of the average daily net assets of the Fund).

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES. Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their NAV as next determined after receipt of the purchase, redemption or exchange order in proper form.

REDEMPTIONS. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspensions; (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets; or (e) for such other periods as determined by order of the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder's account if the Fund is unable to verify the shareholder's identity.

DISTRIBUTION PLAN. The shareholders of the Fund and the Trustees have approved a Plan of Distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act (see the "Management of the Fund - Distribution of Shares" section in the Fund's Prospectus). Under the Plan, the Fund may expend a percentage of the Fund's average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. The current fees paid under the Plan are 0.25% of the average net assets of the Fund's shares. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the distribution agreement with the Distributor ("Distribution Agreement") have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above. The Advisor has an indirect financial interest in the Plan because the Advisor may recoup higher management fees if assets in the Fund grow as a result of the Plan achieving the benefits it is intending to achieve.

Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund. The Trustees have made such a determination for the current year of operations under the Plan. The Plan, the Distribution Agreement and any dealer agreement with any broker/dealers (each, a "dealer agreement") may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or, with respect to the Fund's shares, by a majority vote of the Fund's outstanding voting shares. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Fund's outstanding voting shares, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the non-interested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Trustees for their review.

For the fiscal year ended October 31, 2008, fees incurred by the Fund under the Plan were $2,078,470 for which such payments were used as compensation to broker-dealers. For the fiscal year ended October 31, 2007, fees incurred by the Fund under the Plan were $2,041,568 (after voluntary waivers of $245,391 by the Distributor) for which such payments were used as compensation to broker-dealers. For the fiscal year ended October 31, 2006, fees incurred by the Fund under the Plan were $1,602,223 (after voluntary waivers of $177,372 by the Distributor) for which such payments were used as compensation to sales personnel, compensation to broker-dealers, compensation to underwriters, advertising, and servicing shareholder accounts.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts on October 2, 1992. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The number of shares of each series shall be unlimited. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. The rights of shareholders may not be modified by less than a majority vote. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Trust's Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company ("RIC"), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax ("AMT"). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

      o a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

      o a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

      o an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

      o a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust have made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A "non-U.S. shareholder" is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership will generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

TAXATION AS A RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a "qualified publicly traded partnership." A "qualified publicly traded partnership" is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund's ordinary income (computed on a calendar year basis), (ii) 98% of the Fund's capital gain net income (generally computed for the one-year period ending on October 31) and
(iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund's "investment company taxable income" (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by the Fund, the Fund's tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in "Failure to Qualify as a RIC," the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

FAILURE TO QUALIFY AS A RIC. If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund's shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders' tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

TAXATION FOR U.S. SHAREHOLDERS. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund's ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund's income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers' cooperatives or real estate investment trusts or (ii) in the case of individual shareholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 15% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011. Distributions in excess of the Fund's earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) would be taxed as ordinary income. Generally, not later than sixty days after the close of its taxable year, the Fund will provide the shareholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, the Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund's taxable income (determined without regard to the dividends paid deduction), unless the Fund determines that a different method for a particular item is warranted under the circumstances.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder's gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of the Fund generally are taxable events. U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on taxable distributions and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

TAXATION FOR NON-U.S. SHAREHOLDERS. Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid IRS Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an IRS Form W-8ECI (or other applicable form) with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). Historically, for non-U.S. shareholders who did not hold it as effectively connected income, distributions by a RIC of interest and short-term capital gains were subject to the 30% withholding, even though such types of income are generally not subject to U.S. Federal income tax when received directly by foreign persons.

However, under the American Jobs Creation Act of 2004, with respect to taxable years of the Fund beginning before January 1, 2010, and provided that certain requirements are met, distributions designated by the Fund as "interest-related dividends" are generally not subject to the 30% withholding and distributions designated by the Fund as "short-term capital gain dividends" are generally also not subject to the 30% withholding unless the foreign Shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. The Fund generally may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

                             MANAGEMENT OF THE FUND

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

TRUSTEES AND OFFICERS. The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review the performance of the Advisor and the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

-------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                                Portfolios in
                         Position(s)                                            Fund Complex    Other
Name, Age,               Held with       Length of   Principal Occupation(s)    Overseen by     Directorships
and Address              Fund/Trust      Time Served During Past 5 Years        Trustee         Held by Trustee
-------------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Jack E. Brinson, 76       Trustee        Since 8/92   Retired; Previously,       2             Mr. Brinson serves
                                                      President of Brinson                     as an Independent
                                                      Investment Co.                           Trustee of the
                                                      (personal investments)                   following: The
                                                      and President of Brinson                 Nottingham
                                                      Chevrolet, Inc. (auto                    Investment Trust
                                                      dealership).                             II for the six
                                                                                               series of that
                                                                                               trust; Hillman
                                                                                               Capital Management
                                                                                               Investment Trust
                                                                                               for the two series
                                                                                               of that trust; and
                                                                                               Tilson Investment
                                                                                               Trust for the two
                                                                                               series of that
                                                                                               trust; DGHM
                                                                                               Investment Trust
                                                                                               for the one series
                                                                                               of that trust; The
                                                                                               New Providence
                                                                                               Investment Trust
                                                                                               for the one series
                                                                                               of that trust (all
                                                                                               registered
                                                                                               investment
                                                                                               companies).
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                                Portfolios in
                         Position(s)                                            Fund Complex    Other
Name, Age,               Held with       Length of   Principal Occupation(s)    Overseen by     Directorships
and Address              Fund/Trust      Time Served During Past 5 Years        Trustee         Held by Trustee
-------------------------------------------------------------------------------------------------------------------
Theo H. Pitt, Jr., 72     Trustee        Since 4/02   Senior Partner of          2           Mr. Pitt serves as
                                                      Community Financial                    an Independent
                                                      Institutions Consulting                Trustee of DGHM
                                                      since 1997; Account                    Investment Trust for
                                                      Administrator of Holden                the one series of
                                                      Wealth Management Group                that Trust
                                                      of Wachovia Securities                 (registered
                                                      (money management firm)                investment company).
                                                      2003 to 2008.
-------------------------------------------------------------------------------------------------------------------
                                               INTERESTED TRUSTEE*
-------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner, 46  Chairman       Since 6/96   Managing Partner and       2             None
285 Wilmington-West       and Chief                   Portfolio Manager of
Chester Pike              Executive                   Gardner Lewis Asset
Chadds Ford,              Officer                     Management, L.P.
Pennsylvania 19317        (Principal                  (Advisor).
                          Executive
                          Officer)
-------------------------------------------------------------------------------------------------------------------
* BASIS OF INTERESTEDNESS.  W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.
-------------------------------------------------------------------------------------------------------------------
                                                     OFFICERS
-------------------------------------------------------------------------------------------------------------------
John L. Lewis, IV, 45     President      Since 12/93  Partner and Portfolio      n/a           n/a
285 Wilmington-West                                   Manager of Gardner Lewis
Chester Pike                                          Asset Management, L.P.
Chadds Ford,
Pennsylvania  19317
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                                Portfolios in
                         Position(s)                                            Fund Complex    Other
Name, Age,               Held with       Length of   Principal Occupation(s)    Overseen by     Directorships
and Address              Fund/Trust      Time Served During Past 5 Years        Trustee         Held by Trustee
-------------------------------------------------------------------------------------------------------------------
Judy B. Werner, 46        Chief          Since 1/05   Chief Compliance Officer   n/a           n/a
285 Wilmington-West       Compliance                  of Gardner Lewis Asset
Chester Pike              Officer                     Management, L.P. since
Chadds Ford,                                          January 2005;
Pennsylvania 19317                                    previously, Compliance
                                                      Officer/Manager Client
                                                      Services.
-------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey, 51      Vice           Since 7/07   Managing Director,         n/a           n/a
                          President                   Ultimus Fund Solutions,
                                                      LLC and Ultimus Fund
                                                      Distributors, LLC
-------------------------------------------------------------------------------------------------------------------
Mark J. Seger, 46         Treasurer      Since 7/07   Managing Director,         n/a           n/a
                          (Principal                  Ultimus Fund Solutions,
                          Financial                   LLC and Ultimus Fund
                          Officer)                    Distributors, LLC
-------------------------------------------------------------------------------------------------------------------
John F. Splain, 52        Secretary      Since 7/07   Managing Director,         n/a           n/a
                                                      Ultimus Fund Solutions,
                                                      LLC and Ultimus Fund
                                                      Distributors, LLC
-------------------------------------------------------------------------------------------------------------------

TRUSTEE STANDING COMMITTEES. The Trustees have established the following standing committees:

      AUDIT COMMITTEE: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit
      Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met two times during the Fund's last fiscal year.

      NOMINATING COMMITTEE: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of independent trustees is in the sole discretion of the Nominating

      Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year. The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

      PROXY VOTING COMMITTEE: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Trustees or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

      QUALIFIED LEGAL COMPLIANCE COMMITTEE: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund's last fiscal year.

BENEFICIAL EQUITY OWNERSHIP INFORMATION. The table below shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2008 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and
E = over $100,000.

-------------------------------------------------------------------------------------
                                                     Aggregate Dollar Range of Equity
                                                       Securities in All Registered
                           Dollar Range of Equity      Investment Companies Overseen
                                  Securities              By Trustee in Family of
    Name of Trustee               in the Fund              Investment Companies*
-------------------------------------------------------------------------------------
                            INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------
Jack E. Brinson                        A                             A
-------------------------------------------------------------------------------------
Theo H. Pitt, Jr.                      A                             A
-------------------------------------------------------------------------------------
                             INTERESTED TRUSTEE
-------------------------------------------------------------------------------------
W. Whitfield Gardner                   E                             E
-------------------------------------------------------------------------------------

*     INCLUDES THE TWO FUNDS OF THE TRUST.

OWNERSHIP OF SECURITIES OF ADVISOR, DISTRIBUTOR, OR RELATED ENTITIES. As of December 31, 2008, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

COMPENSATION. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives an annual fee of $10,000 each year, plus $600 per series of the Trust per meeting of the Board of Trustees attended. Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended October 31, 2008.*

-----------------------------------------------------------------------------------------------------------------------
                                                          Pension or                                 Total Compensation
                                     Aggregate            Retirement Benefits   Estimated Annual     from the Fund and
Name of                              Compensation         Accrued As Part of    Benefits Upon        Trust Paid to
Person, Position                     from the Fund        Fund Expenses         Retirement           Trustees*
-----------------------------------------------------------------------------------------------------------------------
                                              INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
Jack E. Brinson, Trustee                 $4,783                 None                 None                $13,750
-----------------------------------------------------------------------------------------------------------------------
Theo H. Pitt, Jr., Trustee               $4,783                 None                 None                $13,750
-----------------------------------------------------------------------------------------------------------------------
                                               INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner, Trustee             None                  None                 None                  None
-----------------------------------------------------------------------------------------------------------------------

* EACH OF THE TRUSTEES SERVES AS A TRUSTEE TO THE TWO FUNDS OF THE TRUST, INCLUDING THE FUND. THE TOTAL COMPENSATION PAID ALSO INCLUDES COMPENSATION FROM THE CHESAPEAKE AGGRESSIVE GROWTH FUND, A FORMER SERIES OF THE TRUST THAT WAS MERGED INTO THE CHESAPEAKE GROWTH FUND ON JUNE 25, 2008, AND THE CHESAPEAKE GROWTH FUND, THE OTHER EXISTING SERIES OF THE TRUST.

CODE OF ETHICS. The Trust, the Advisor and the Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to these codes). There can be no assurance that the codes will be effective in preventing such activities.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust's Anti-Money Laundering Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund's service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this SAI. No later than August 31 of each year, the Fund must file Form N-

PX with the SEC. Form N-PX discloses an investment company's proxy voting record for the prior twelve-month period ended June 30. The Fund's proxy voting record, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by the calling the Fund at 1-800-430-3863. This information is also available on the SEC's website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES. As of February 9, 2009, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of February 9, 2009.

--------------------------------------------------------------------------------
NAME AND ADDRESS                       AMOUNT
OF BENEFICIAL OWNER                    OF BENEFICIAL OWNERSHIP         PERCENT
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.              13,328,546.271                  38.19%*
Attn:  Mutual Funds Dept
101 Montgomery Street
San Francisco, California 94104
--------------------------------------------------------------------------------
JPMorgan Chase Bank                    2,737,727.839                   7.84%
As Ttee FBO Safeway 401k Plan
RPS 5500 Team
Kansas City, MO 64114
--------------------------------------------------------------------------------
NFS LLC                                1,988,520.348                   5.70%
FIIOC As Agent For
Plans (401k) FINOPS-IC Funds
Covington, KY 41015
--------------------------------------------------------------------------------

* PURSUANT TO APPLICABLE SEC REGULATIONS, THIS SHAREHOLDER MAY BE DEEMED TO CONTROL THE FUND. THIS IS AN OMNIBUS ACCOUNT HOLDING SHARES FOR CERTAIN INVESTORS INVESTING IN THE FUND THROUGH CHARLES SCHWAB & CO. INC. AS A CONTROLLING SHAREHOLDER, THIS SHAREHOLDER COULD CONTROL THE OUTCOME OF ANY PROPOSAL SUBMITTED TO THE SHAREHOLDERS FOR APPROVAL, INCLUDING CHANGES TO THE FUND'S FUNDAMENTAL POLICIES OR THE TERMS OF THE MANAGEMENT AGREEMENT WITH THE ADVISOR.

INVESTMENT ADVISOR. Information about the Advisor and its duties and compensation as advisor to the Fund is contained in the Prospectus. The Advisor supervises the Fund's investments pursuant to the Advisory Agreement. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio managers for the Fund are W. Whitfield Gardner and John L. Lewis, IV. Both are principals and control persons of the Advisor by ownership. W. Whitfield Gardner and John L. Lewis, IV are affiliated persons of the Fund and the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any other loss whatsoever suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor is entitled to a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. For the fiscal year ended October 31, 2008, the Advisor received its fee in the amount of $8,948,799 and recaptured $142,417 of previous fee reductions eligible for recoupment pursuant to an expense limitation arrangement between the Trust and the Advisor. For the fiscal year ended October 31, 2007, the Advisor received its fee in the amount of $9,192,407 and recaptured $39,574 of previous fee reductions. For the fiscal year ended October 31, 2006, the Advisor received its fee in the amount of $7,052,220 after reducing its fee in the amount of $66,160.

In order to limit expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") pursuant to which the Advisor has agreed to reduce its fees and to reimburse other expenses so that the total annual operating expenses of the Fund (other than (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business, (vi) dividend expense on short sales, and (vii) expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act), incurred by the Fund ("Fund Operating Expenses"), do not exceed 1.15% of the average daily net assets of the Fund (the "Operating Expense Limit") until February 28, 2010. In determining the Fund Operating Expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund Operating Expenses so as to benefit the Advisor. Finally, the Operating Expense Limit will exclude any "acquired fund fees and expenses" as that term is described in the prospectus of the Fund.

Pursuant to the Expense Limitation Agreement, the Fund may reimburse the Advisor for any advisory fee reductions and other expenses assumed and paid by the Advisor during any of the previous three (3) years, provided such reimbursement does not cause the total annual expense ratio of the Fund to exceed the percentage limit stated above.

PORTFOLIO MANAGERS

      COMPENSATION. The portfolio managers are principals of the Advisor and their compensation varies with the general success of the Advisor as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Advisor for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.

      OWNERSHIP OF FUND SHARES. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund's fiscal year ended October 31, 2008 stated as one of the following ranges:
A =  None;  B =  $1-$10,000;  C =  $10,001-$50,000;  D =  $50,001-$100,000;  E =
$100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

              -----------------------------------------------------
                                                 Dollar Range of
              Name of                            Equity Securities
              Portfolio Manager                  in the Fund
              -----------------------------------------------------
              W. Whitfield Gardner                      G
              -----------------------------------------------------
              John L. Lewis, IV                         F
              -----------------------------------------------------

      OTHER ACCOUNTS. In addition to the Fund, the portfolio managers (working as a team) are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of the end of the Fund's fiscal year ended October 31, 2008.

-------------------------------------------------------------------------------------------------------------------
                              Registered Investment        Other Pooled Investment
          Name                      Companies*                     Vehicles                  Other Accounts
          ----                      ----------                     --------                  --------------
                             Number of     Total Assets    Number of    Total Assets    Number of     Total Assets
                              Accounts        (000)        Accounts        (000)        Accounts         (000)
-------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner         3              $526,900       3             $59,900        1,795         $4,411,400
-------------------------------------------------------------------------------------------------------------------
  Accounts where             0              $0             3             $59,900        4             $13,100
  advisory fee is based
  upon account
  performance
-------------------------------------------------------------------------------------------------------------------
John L. Lewis, IV            3              $526,900       3             $59,900        1,795         $4,411,400
-------------------------------------------------------------------------------------------------------------------
  Accounts where             0              $0             3             $59,900        4             $13,100
  advisory fee is based
  upon account
  performance
-------------------------------------------------------------------------------------------------------------------

*     INCLUDES THE TWO FUNDS OF THE TRUST.

      CONFLICTS OF INTERESTS. Mr. Gardner's and Mr. Lewis's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

      KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES: A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, because the Fund seeks to track its benchmark based on published information about the benchmark index, much of this information is publicly available. Moreover, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

      INVESTMENT OPPORTUNITIES: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Advisor may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements") each effective as of July 27, 2007.

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Advisor under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

      -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

      -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

      -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies;

      -- files the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

      -- assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

      -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $1 billion; 0.035% of such assets between $1 billion and $2 billion; 0.03% such assets over $2 billion; subject, however, to a minimum fee of $1,500 per month. For fund accounting services, the Fund pays Ultimus a base fee of $2,500 per month, plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. For transfer agent services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of $18 per direct account and $15 per non-direct account, subject to a minimum fee of $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies. Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 27, 2009. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

Prior to July 27, 2007, The Nottingham Management Company d/b/a The Nottingham Company ("TNC") served as Administrator and Fund Accountant. For Fund Accounting and Administration services TNC received a fund administration fee at an annual rate of 0.075% of the average daily net assets of the Fund, plus an annual fee of $12,500 per class of shares. In addition TNC received a base monthly fund accounting fee of $2,250 for each class of shares and an annual asset based fee of 0.01% of the net assets of the Fund for fund accounting and recordkeeping services. TNC also received the following to procure and pay the custodian for the Trust: 0.02% of the Fund's net assets up to $100 million and 0.009% on the Fund's net assets over $100 million plus transaction fees with a minimum annual fee of $4,800 ($400 per month).

Prior to July 27, 2007, North Carolina Shareholder Services, LLC ("NCSS") provided transfer agent and shareholder services. The Fund paid NCSS a monthly fee at an annual rate of $15 per shareholder per year, subject to a minimum fee of $1,500 per month.

For the fiscal years ended October 31, 2008, 2007 and 2006, Ultimus, TNC and NCSS received the following fees:

ADMINISTRATION FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                             PAID TO ULTIMUS          PAID TO TNC
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2008        $573,100                 N.A.
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007         $155,394                 N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007         N.A.                     $507,569
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006        N.A.                     $533,879
--------------------------------------------------------------------------------

FUND ACCOUNTING FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                            PAID TO ULTIMUS          PAID TO TNC
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2008       $99,850                  N.A.
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007        $26,308                  N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007        N.A.                     $84,629
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006       N.A.                     $98,184
--------------------------------------------------------------------------------

TRANSFER AGENT FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                            PAID TO ULTIMUS          PAID TO NCSS
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2008       $101,365                 N.A.
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007        $21,291                  N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007        N.A.                     $51,166
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006       N.A.                     $57,758
--------------------------------------------------------------------------------

DISTRIBUTOR. Effective July 27, 2007, Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Advisor for its services to the Trust under a written agreement for such services.

The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

Prior to July 27, 2007, Capital Investment Group, Inc. ("CIG"), acted as the underwriter and distributor of the Fund's shares.

CUSTODIAN. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive a fee from the Fund based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

LEGAL COUNSEL. Husch Blackwell Sanders, LLP, 4801 Main Street, Suite 1000, Kansas City, Missouri, 64112, serves as legal counsel to the Trust and the Fund.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction. As stated in the Prospectus, share certificates are generally not issued.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 15th or last day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $25,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account. Instructions for establishing this service are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60 days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

                         THE CHESAPEAKE CORE GROWTH FUND
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Purchase and Redemption Price - Determining the Fund's NAV" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading "Redeeming Shares - Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund's policy, the Fund and Advisor generally will not disclose the Fund's portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund's portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund's fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-430-3863. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund's Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. The Fund will generally make this information available to the public on its website at http://www.chesapeakefunds.com within thirty days of the end of the calendar quarter and such information will remain available until new information for the next calendar quarter is posted. The Fund may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after such information has been publicly disclosed on the Fund's website.

The Fund and/or Advisor may share non-public portfolio holdings information with the Fund's service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund's fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm and legal counsel as identified in the Fund's Prospectus and SAI, Morgan Stanley & Co. Incorporated, with whom the Fund may potentially enter into securities lending transactions, Broadridge Financial Solutions, an investor communications, document management and proxy processing provider that the Fund may engage for mutual fund proxy distribution, voting, tabulation and solicitation services, and Filepoint EDGAR Services, Chirp Typesetting and Design and Financial Graphic Services, Inc., financial printing, typesetting and edgarizing firms that the Fund may engage for, among other things, the edgarizing, typesetting, printing and/or distribution of regulatory and compliance documents. The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund's service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund's portfolio holdings information.

The Fund's policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund's portfolio holdings to unauthorized third parties. The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

                              FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended October 31, 2008, including the financial highlights appearing in the Fund's Annual Report to shareholders, are incorporated by reference and made a part of this document.

APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S(R). The following summarizes the highest four ratings used by Standard & Poor's ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

      AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTOR SERVICE, INC. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

      Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

      Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

      A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

      Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS.

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

      P-1 -Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      P-3  -  Issuers  (or  supporting   institutions)  rated  Prime-3  have  an
      acceptable ability to repay short-term obligations.

      NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

US MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

Short-Term Debt Ratings - There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

      MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings - In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

      VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch Ratings Ltd. ("Fitch"):

LONG-TERM RATINGS.

      AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA - Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

      BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

SHORT-TERM RATINGS.

      F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

      F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

      F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

 (+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC," nor to short-term ratings other than "F1." The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

      (1)   the Trust's Proxy Voting and Disclosure Policy and
      (2) the Advisor's Proxy Voting Policy, including a detailed description of the Advisor's specific proxy voting guidelines.

                         GARDNER LEWIS INVESTMENT TRUST

                       PROXY VOTING AND DISCLOSURE POLICY

I.    INTRODUCTION

      Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

      The IC Amendments require that the Gardner Lewis Investment Trust ("Trust") and each of its series of shares, The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund and The Chesapeake Core Growth Fund (individually "Fund" and collectively "Funds"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

      This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.   SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

      A.    GENERAL

      The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

      B.    DELEGATION TO FUND'S ADVISOR

      The Board believes that Gardner Lewis Asset Management L.P. ("Advisor"), as the Funds' investment Advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

      (i)   to make the proxy voting decisions for each Fund; and
      (ii) to assist each Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

      The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by the Advisor.

      C.    CONFLICTS

      In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.

III.  FUND DISCLOSURE

      A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

      Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at HTTP://WWW.SEC.GOV. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

      B.    DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

      In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

      Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

            (i)   The name of the issuer of the portfolio security;
            (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
            (iii) The  Council on  Uniform  Security  Identification  Procedures
                  ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
            (iv)  The shareholder meeting date;
            (v)   A brief identification of the matter voted on;
            (vi) Whether the matter was proposed by the issuer or by a security holder;
            (vii) Whether the Fund cast its vote on the matter;
            (viii)How the  Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
            (ix)  Whether the Fund cast its vote for or against management.

      Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

      Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.   RECORDKEEPING

      The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

            (i)   A copy of this Policy;
            (ii)  Proxy statements received regarding each Fund's securities;
            (iii) Records of votes cast on behalf of each Fund; and
            (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

      The foregoing records may be kept as part of the Advisor's records.

      A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.    PROXY VOTING COMMITTEE

      A.    GENERAL

      The proxy voting committee of the Trust ("Proxy Voting Committee") shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

      B.    POWERS AND METHODS OF OPERATION

      The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.   OTHER

      This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 1st day of July, 2003.

                               PROXY VOTING POLICY

It is the intent of Gardner Lewis Asset Management ("Gardner Lewis") to vote proxies in the best interests of the firm's clients. In order to facilitate this proxy voting process, Gardner Lewis receives proxy voting and corporate governance advice from Glass Lewis & Co. to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by Gardner Lewis' operations and research staff through information received from Glass Lewis regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or reports detailing how proxies relating to their securities were voted by contacting the advisor directly. Investors in the Chesapeake Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling the Fund at 1-800-430-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at http://www.sec.gov.

GLASS LEWIS

Glass Lewis is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Unless otherwise directed by clients, Gardner Lewis utilizes the Glass Lewis Standard Policy. Some clients request that Gardner Lewis vote proxies for their accounts in compliance with a Taft Hartley policy and Gardner Lewis accommodates these requests. These services, provided to Gardner Lewis, include in-depth research, analysis, and voting recommendations. In the vast majority of circumstances proxy issues are voted in accordance with Glass Lewis recommendations.

Gardner Lewis has also appointed a group of senior level employees to act as a Proxy Committee ("Proxy Committee"). In those circumstances where the Portfolio Manager or Analyst who covers a security for Gardner Lewis determines that they wish to vote contrary to Glass Lewis' recommendations, the Proxy Committee reviews the issue and makes the final decision regarding how shares will be voted. In evaluating issues, the Proxy Committee may consider information from Glass Lewis, the Analyst/Portfolio Manager, the management of the subject company, and shareholder groups.

CONFLICTS OF INTEREST

As stated above, the Proxy Committee reviews all of those issues where Gardner Lewis' internal research staff believes that proxies should be voted contrary to Glass Lewis guidelines. The Proxy Committee's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Proxy Committee examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Proxy Committee will direct that the proxy issue must be voted with Glass Lewis' recommendation. In the event Glass Lewis is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Proxy Committee will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for other Gardner Lewis clients holding the same security. For securities not held by a Fund, if Glass Lewis is unable to make a recommendation then Gardner Lewis' internal Proxy Committee will direct the voting of such shares.

VOTING PROCEDURES

Gardner Lewis utilizes Broadridge, an outside voting agent service, to cast and record all client votes, and Glass Lewis to provide independent research on corporate governance, proxy and corporate responsibility issues.

When a new account is opened where Gardner Lewis is responsible for voting proxies, a letter is sent to Broadridge informing them that they will act as our proxy voting agent for that account. Gardner Lewis notifies Broadridge and provides a daily holdings file on each account, which is uploaded into Broadridge's proprietary software.

Proxy research material is downloaded from Glass Lewis' internet platform by Gardner Lewis' Proxy Administrator, who is responsible for setting up new accounts, keeping track of all pertinent meeting dates and deadlines, distributing proxy statements to analysts, maintaining documents created that were material to the voting decision, keeping records of votes cast, and providing reports on votes cast.

After  Glass  Lewis  proxy  analyses  are  downloaded  and  printed,   they  are
distributed to Gardner Lewis' Research Analysts who are responsible for ensuring voting decisions are consistent with the best interests of the firm's clients.

The voting decisions are forwarded to Gardner Lewis' Proxy Administrator for voting through Broadridge's interactive web voting feature.

Gardner Lewis may enter into client agreements that govern the manner in which Gardner Lewis votes proxies on behalf of its clients. These agreements may provide that the client has retained discretion with respect to proxies or has delegated discretion to another party. In such cases, the terms of these agreements will govern the manner in which Gardner Lewis treats proxies related to these client accounts.

Gardner Lewis votes most proxies for clients where voting authority has been given to the advisor by the client. However, in some circumstances the advisor may decide not to vote some proxies if they determine that voting such proxies is not in the client's best interests. For example: the advisor may choose not to vote routine matters if shares would need to be recalled in a stock loan program. Gardner Lewis will not vote proxies for legacy securities held in a new client account previously managed by another manager that the advisor intends to sell, proxies for securities held in an unsupervised portion of a client's account, proxies that are subject to blocking restrictions, proxies that require the advisor to travel overseas in order to vote, or, proxies that are written in a language other than English.

RECORD RETENTION

Gardner Lewis retains records relating to proxy voting policies and procedures, proxy statements received for client securities (the advisor may rely on filings made on Edgar or its voting service to maintain this record), records of votes cast on behalf of clients, records of client requests for proxy voting info, documents prepared by the advisor that were material to making a proxy voting decision or memorialized the basis for the decisions. All such records will be maintained as required by applicable laws and regulations.

VOTING GUIDELINES

Attached is the  current  Glass Lewis Proxy  Research  Guidelines  that  provide general voting parameters on various types of issues when there are no extenuating circumstances. As discussed above, in the vast majority of circumstances proxy issues will be voted in accordance with Glass Lewis recommendations.

Gardner Lewis reserves the right to amend and revise this policy without notice at any time.

                                GLASS LEWIS & CO.
                                2009 PROXY SEASON

                                TABLE OF CONTENTS

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS .........    2
ELECTION OF DIRECTORS .....................................................    2
INDEPENDENCE ..............................................................    2
PERFORMANCE ...............................................................    5
EXPERIENCE ................................................................   13
OTHER CONSIDERATIONS ......................................................   13
CONTROLLED COMPANIES ......................................................   15
MUTUAL FUND BOARDS ........................................................   16
DECLASSIFIED BOARDS .......................................................   17
MANDATORY DIRECTOR RETIREMENT PROVISIONS ..................................   18
DIRECTOR TERM LIMITS ......................................................   18
DIRECTOR AGE LIMITS .......................................................   18
REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT .............................   19
SHAREHOLDER ACCESS ........................................................   19
MAJORITY VOTE FOR THE ELECTION OF DIRECTORS ...............................   19
II. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING .....................   20
AUDITOR RATIFICATION ......................................................   20
PENSION ACCOUNTING ISSUES .................................................   22
III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE ........................   22
LINKING PAY WITH PERFORMANCE ..............................................   22
LIMITS ON EXECUTIVE COMPENSATION ..........................................   22
EQUITY-BASED COMPENSATION PLANS ...........................................   23
OPTION EXCHANGES ..........................................................   24
PERFORMANCE-BASED OPTIONS .................................................   25
OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING ......................   25
162(M) PLANS ..............................................................   36
DIRECTOR COMPENSATION PLANS ...............................................   27
SHAREHOLDER PROPOSALS REGARDING COMPENSATION ISSUES .......................   27
IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE ....................   29
ANTI-TAKEOVER MEASURES ....................................................   29
MUTUAL FUNDS:  INVESTMENT POLICIES AND ADVISORY AGREEMENTS ................   34
V. SHAREHOLDER INITIATIVES AND MANAGEMENT OF THE FIRM .....................   35

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The  purpose  of  Glass  Lewis'  proxy  research  and  advice  is to  facilitate
shareholder   voting  in  favor  of  governance   structures   that  will  drive
performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when a director sits on multiple boards and has a track record that indicates a lack of objective decision making, that will also be considered when assessing the independence of directors. Ultimately, the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made.

We look at each director nominee to examine the director's relationships with the company, the company's executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director's decisions. We believe that such relationships make it difficult for a director to put shareholders' interests above the director's or the related party's interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

      1. INDEPENDENT DIRECTOR - An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years(1) before the inquiry are usually considered "current" for purposes of this test.

            In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her

--------------------
(1) NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look back period to directors who have previously served as executives of the company on an interim basis for less than one year.

            resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

      2. AFFILIATED DIRECTOR - An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.(2) This includes directors whose employers have a material financial relationship with the company.(3) In addition, we view a director who owns or controls 20% or more of the company's voting stock as an affiliate.

            We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

      3. INSIDE DIRECTOR - An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, a director who derives more than 50% of total compensation from a company as a result of affiliated transactions with the director's employer faces a conflict between making decisions that are in the best interests of the company versus those in the director's own best interests. Therefore, we will recommend voting against such a director.(4)

      DEFINITION OF "MATERIAL": A material relationship is one in which the dollar value exceeds: (i) $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or (ii) $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services (This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive.); and any aircraft and real estate dealings between the company and the director's firm; or (iii) 1% of either company's consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

      DEFINITION OF "FAMILIAL": Familial relationships include a person's spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person's home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $100,000 or more per year or the compensation is not disclosed.

--------------------
(2)  If  a   company   classifies   one  of  its   non-employee   directors   as
non-independent, Glass Lewis will classify that director as an affiliate.

(3) We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of "material."

(4) Glass Lewis will recommend shareholders withhold support for directors if shareholders cannot vote against. This applies throughout the guidelines.

      DEFINITION OF "COMPANY": A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

      VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE: Glass Lewis believes a board will be most effective in protecting shareholders' interests if it is at least two-thirds' independent. Where more than one-third of the members are affiliated or inside directors, we typically(5) recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

      In the case of a less than two-thirds independent board, Glass Lewis strongly supports the appointment of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman's presence. We note that each of the Business Roundtable, The Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent.

In addition, we scrutinize avowedly "independent" chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

      COMMITTEE INDEPENDENCE: We believe that ONLY independent directors should serve on a company's audit, compensation, nominating, and governance committees.(6) We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

      SEPARATION OF THE ROLES OF CHAIRMAN AND CEO: Glass Lewis believes that separating the roles of corporate officer and chairman creates a better governance structure than a combined executive/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO sits on or chairs the board, since a CEO/chairman presumably will have significant influence over the board.

      It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

      A CEO should set the strategic course for the company, with the board's approval, and the board should enable the CEO to carry out the CEO's vision for accomplishing the board's objectives. Failure to achieve the board's objectives should lead the board to replace that CEO with someone in whom the board has confidence.

--------------------
(5) With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the affiliates or insiders who are up for election just to achieve two-thirds independence.

(6) We will recommend voting against any audit committee member who owns 20% or more of the company's stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating, and governance committees.

      Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

      We do not recommend that shareholders vote against CEOs who serve on or chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

PERFORMANCE

The most crucial test of a board's commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served. We also look at how directors voted while on the board.

      VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE: We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

            1. A director who fails to attend a minimum of 75% of the board meetings or 75% of the total of applicable committee meetings and board meetings.(7)

            2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director's fault (we look at these late filing situations on a case-by-case basis).

            3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

            4. A director who has received two vote against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

            5. All directors who served on the board if, for the last three years, the company's performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

            6.    An  insider   director  who  derives  more  than  50%  of  the
                  director's  income  from  affiliated   transactions  with  the
                  company.

      AUDIT COMMITTEES AND PERFORMANCE: Audit committees play an integral role in overseeing the financial reporting process because "[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market

--------------------
(7) However, where a director has served for less than one full year, we will not typically recommend voting against for failure to attend 75% of meetings. Rather, we will note the failure with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

      process. The vital oversight role audit committees play in the process of producing financial information has never been more important."(8)

      When assessing an audit committee's performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

            A proper and  well-functioning  system exists,  therefore,  when the three main groups responsible for financial reporting - the full board including the audit committee, financial management including the internal auditors, and the outside auditors - form a `three legged stool' that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be `first among equals' in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

      STANDARDS FOR ASSESSING THE AUDIT COMMITTEE: For an audit committee to function effectively on investors' behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said "members of the audit committee must be independent and have both knowledge and experience in auditing financial matters."(9)

      We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer
      (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

      Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

--------------------
(8) "Audit Committee Effectiveness - What Works Best." PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

(9) Commission on Public Trust and Private  Enterprise.  The  Conference  Board.
2003.

      When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:(10)

            1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.
            2. The audit committee chair, if the audit committee does not have a financial expert or has a financial expert who does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.
            3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.
            4. The audit committee chair, if the committee has less than three members.
            5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member's attendance at all board and committee meetings.
            6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.
            7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (i.e., we recommend against ratification of the auditor).
            8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the PCAOB.
            9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
            10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
            11. The audit committee chair(11) if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.
            12. All members of an audit committee where the auditor has resigned and reported that a section 10A(12) letter has been issued.

--------------------
(10) Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

(11) In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

(12) Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and should be taken seriously.

            13. All members of an audit committee at a time when material accounting fraud occurred at the company.
            14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:
                  o     The  restatement   involves  fraud  or  manipulation  by
                        insiders;
                  o     The  restatement  is  accompanied  by an SEC  inquiry or
                        investigation;
                  o     The restatement involves revenue recognition;
                  o     The restatement  results in a greater than 5% adjustment
                        to costs of goods sold,  operating expense, or operating
                        cash flows; or
                  o     The restatement  results in a greater than 5% adjustment
                        to net income,  10% adjustment to assets or shareholders
                        equity,  or  cash  flows  from  financing  or  investing
                        activities.
            15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.
            16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).
            17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
            18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.
            19. All members of the audit committee if the contract with the auditor specifically limits the auditor's liability to the company for consequential damages or requires the corporation to use alternative dispute resolution.(13)
            20. All members of the audit committee who served since the date of the company's last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

      We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

      COMPENSATION COMMITTEE PERFORMANCE: Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of the business's long-term shareholders returns.

--------------------
(13)See the Council of Institutional Investors. "Corporate Governance Policies,"
p. 4, April 5, 2006; and "Letter from Council of Institutional Investors to the AICPA," November 8, 2006.

      Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

      Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

      Coupled with new compensation disclosure requirements adopted by the SEC for the 2007 proxy season was a requirement for the presentation of the Compensation Discussion and Analysis (CD&A) report in each company's proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as management-submitted advisory compensation vote proposals, which allow shareholders to vote on the compensation paid to a company's top executives. Beginning with AFLAC in 2008, there are now more than a dozen U.S. companies that are expected to allow shareholders such a vote in 2009.

      In our evaluation of the CD&A, we examine, among other factors, the following:

            1. The extent to which the company has used performance goals in determining overall compensation as an indication that pay is tied to performance.
            2. How well (i.e., how clearly) the company has disclosed performance metrics and goals so that shareholders may make an independent determination that goals were met.
            3. The extent to which the performance metrics, targets and goals are implemented to enhance company performance.
            4. The selected peer group(s) so that shareholders can make a comparison of pay and performance across the appropriate peer group.
            5.    The   amount  of   discretion   granted   management   or  the
                  compensation committee to deviate from defined performance metrics and goals in making awards.

      We evaluate compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee.

      When assessing the performance of compensation committees, we will recommend voting against the following:(14)

            1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis).(15)
            2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.
            3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.(16)
            4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
            5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
            6. All members of the compensation committee if excessive employee perquisites and benefits were allowed.
            7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).
            8. All members of the compensation committee when the company repriced options within the past two years and we would not have supported the repricing (e.g., officers and directors were allowed to participate).
            9. All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.
            10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.
            11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
            12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.
            13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to

--------------------
(14) Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

(15) Where there have been multiple CEOs in one year, we will consider not recommending to vote against and deferring judgment until the next year or a full year after arrival.

(16) In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers, we refrain from recommending to vote against the compensation chair.

            14. alter performance terms or increase amounts of awards in contravention of previously defined targets.
            15. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.(17)

      NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE: The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

      Regarding the nominating and or governance committee, we will recommend that votes be withheld from the following:(18)

            1. All members of the governance committee(19) during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.(20) Examples of these types of shareholder proposals are majority vote to elect directors and requests for advisory votes on compensation policies.
            2. The governance committee chair,(21) when the chairman is not independent and an independent lead or presiding director(22) has not been appointed.

--------------------
(17) In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against members of the governance committee.

(18) Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

(19) If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

(20) Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

(21) If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

(22) We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

            3. In the absence of a nominating committee, the governance committee chair when there are less than five directors, or all members of the governance committee when there are more than 20 members on the board.
            4. The governance committee chair, when the committee fails to meet at all during the year.
            5. The governance committee chair, when for two consecutive years the company provides what we consider to be inadequate related party-transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing shareholders from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

      Regarding the nominating committee, we will recommend that votes be withheld from the following:(23)

            1. All members of the nominating committee, when the committee nominated or renominated an individual who had a SIGNIFICANT conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.
            2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated).
            3. In the absence of a governance committee, the nominating committee chair(24) when the chairman is not independent, and an independent lead or presiding director has not been appointed.(25)
            4. The nominating committee chair when there are less than five directors, or all members of the nominating committee when there are more than 20 members on the board.(26)
            5. In rare instances, the nominating committee chair, when a director received a greater than 25% vote against the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.(27)

      BOARD-LEVEL RISK MANAGEMENT OVERSIGHT: Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to

--------------------
(23) Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

(24) If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

(25) In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

(26) In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

(27) We apply an especially nuanced approach in this case. Considering that shareholder discontent clearly relates to the director who received a greater than 25% vote against rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend to vote against the nominating chair if a reasonable analysis suggests that it would be most appropriate course of action.

      financial risk. We believe such financial firms should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. As such, any non-financial firm that has a significant hedging strategy or trading strategy that includes financial and non-financial derivatives should also have a risk committee or its equivalent along with a chief risk officer who reports directly to the board.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company's board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)(28), we will consider recommending to vote against the chairman of the board on that basis.

EXPERIENCE

We find that a director's past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and director serving at 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience: We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting-related problems, and/or other indicators of mismanagement or actions against the interests of shareholders.(29)

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

OTHER CONSIDERATIONS

In  addition  to the  three key  characteristics  -  independence,  performance,
experience   -  that   we  use  to   evaluate   board   members,   we   consider
conflict-of-interest issues in making voting recommendations.

Conflicts of Interest: We believe that a board should be wholly free of people who have an identifiable and substantial conflict of interest, regardless of the overall presence of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

--------------------
(28) A committee responsible for risk management could be a dedicated risk committee, or another board committee, (usually the audit committee but occasionally the finance committee), depending on a given company's board structure and method of disclosure. In some cases, the entire board is charged with risk management.

(29) We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

      1.    A CFO who is on the  board:  In our  view,  the CFO  holds a  unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.
      2. A director who is on an excessive number of boards: Glass Lewis will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards. Academic literature suggests that one board takes up approximately 200 hours per year of each member's time. We believe this limits the number of boards on which directors can effectively serve, especially those who are running another company.(30) Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.7, down from 1.0 in 2003 and 2.0 in 1998.(31)
      3. A director, or a director who has an immediate family member, providing consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company's decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company's directors.
      4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.
      5. Interlocking directorships: CEOs or other top executives who serve on each other's boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.(32)
      6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

Size of the Board of Directors: While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of "too many cooks in the kitchen" and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

--------------------
(30) Our guidelines are consistent with the standards set forth by the NACD in its "Report of the NACD Blue Ribbon Commission on Director Professionalism," 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its "Corporate Governance Best Practices: A Blueprint for the Post-Enron Era," 2002,
p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

(31) SPENCER STUART BOARD INDEX, 2008, p. 18

(32) There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).(33)

CONTROLLED COMPANIES

Controlled companies present an exception to our independence recommendations. The board's function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not recommend voting against directors on boards whose composition reflects the makeup of the shareholder population. In other words, affiliates and insiders who are associated with the controlling entity are not subject to the two-thirds independence rule.

INDEPENDENCE EXCEPTIONS: The independence exceptions that we make for controlled companies are as follows:

      1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

      2. The compensation committee and nominating and governance committees do not need to consist of independent directors.

            a. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company's shareholder base makes such committees weak and irrelevant.

            b. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives' pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company's compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

      3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board - such as chairman or presiding director - can best carry out the board's duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

      4. Where an individual or entity owns more than 50% of a company's voting power but the company is NOT a "controlled" company, we lower our independence requirement from two-thirds to a majority of the board and keep all other standards in place.

--------------------
(33) The Conference Board, at p. 23 in its report "Corporate Governance Best Practices, Id.," quotes one of its roundtable participants as stating, "[w]hen you've got a 20 or 30 person corporate board, it's one way of assuring that nothing is ever going to happen that the CEO doesn't want to happen."

SIZE OF THE BOARD OF DIRECTORS: We have no board size requirements for controlled companies.

AUDIT COMMITTEE INDEPENDENCE: We believe that audit committees should consist solely of independent directors. Regardless of a company's controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company's financial statements. Allowing affiliated directors to oversee audits could create an insurmountable conflict of interest.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund's investment adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

      1. SIZE OF THE BOARD OF DIRECTORS: The board should be made up of between five and twenty directors.

      2. THE CFO ON THE BOARD: Neither the CFO of the fund nor the CFO of the fund's investment adviser should serve on the board.

      3. INDEPENDENCE OF THE AUDIT COMMITTEE: The audit committee should consist solely of independent directors.

      4. AUDIT COMMITTEE FINANCIAL EXPERT: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

      1. INDEPENDENCE OF THE BOARD: We believe that three-fourths of an investment company's board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into "proposed rule" status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

      2. WHEN THE AUDITOR IS NOT UP FOR RATIFICATION: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

      3. NON-INDEPENDENT CHAIRMAN: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund's chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company's nominating committee as well as the chairman if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that "an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser." (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm's value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover "reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced."(34) When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.(35)

During a March 2004 GLASS LEWIS PROXY TALK on staggered boards, the proponents of staggered boards could not identify research showing that staggered boards increase shareholder value. The opponents of such a structure marshaled significant support for the proposition that, holding everything else constant, classified boards reduce shareholder value. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards "reduce the market value of a firm by 4% to 6% of its market capitalization" and that "staggered boards bring about and not merely reflect this reduction in market value."(36)

Shareholders have increasingly come to agree with this view. In 2008 only 40% of U.S. companies had a classified board structure, down from approximately 60% of companies in 2004. Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.

--------------------
(34) Lucian Bebchuk, John Coates, Guhan Subramanian,  "The Powerful Antitakeover
Force  of  Staggered   Boards:   Further  Findings  and  a  Reply  to  Symposium
Participants," December 2002, page 1.

(35) ID. at 2 ("Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].").

(36) Lucian Bebchuk, Alma Cohen, "The Costs of Entrenched Boards" (2004).

Given the empirical evidence suggesting staggered boards reduce a company's value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR RETIREMENT PROVISIONS

DIRECTOR TERM LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders' best interests. Too often they are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making "tough decisions."

Academic literature suggests that there is no evidence of a correlation between length of tenure and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

In our view, a director's experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

However, if a board adopts term limits, it should follow through and not waive the limits. If the board waives its term limits, Glass Lewis will consider recommending voting against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction.

DIRECTOR AGE LIMITS

Glass Lewis believes that age limits are not in shareholders' best interests. Academic literature suggests that there is no evidence of a correlation between age and director performance. Like term limits, age limits are a crutch for boards that are unwilling to police their membership and decide when turnover is appropriate.

While we understand some institutions' support for age limits as a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits is to restrict experienced and potentially valuable board members from service through an arbitrary cut-off date. Further, age limits unfairly imply that older (or in rare cases, younger) directors cannot contribute to company oversight. A director's experience can be valuable to shareholders because directors navigate complex and critical issues when serving on a board.

We believe that shareholders are better off monitoring the board's approach to corporate governance and the board's stewardship of company performance rather than imposing inflexible rules that don't necessarily correlate with returns or benefits for shareholders.

However, if a board has adopted age limits for directors and yet chooses to waive them, we will consider recommending to vote against the nominating and/or governance committees, unless the rule was waived for the purpose of completing a pending corporate transaction such as a merger.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. But we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board's clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

SHAREHOLDER ACCESS

THE SEC PROPOSAL: Shareholders have continuously sought a way to have a voice in director elections in recent years. Most of these efforts have centered on regulatory change, the latest iteration of which is the proxy access debate that has taken place intermittently at the SEC over the past several years. In July of 2007, the SEC responded by issuing two proposed rules, one to allow certain shareholders to submit director nominations for inclusion on management's proxy and the second to disallow shareholder access proposals from being submitted by shareholders. The former rule did not pass but the latter rule was subsequently approved by the SEC in November of 2007, allowing companies to exclude shareholder access proposals from their proxy statements, in effect reverting to the SEC position prior to AFSCME's challenge, ultimately upheld by the Second Circuit Court of Appeals, of the SEC's decision to allow AIG to exclude the group's access proposal.

During this window of opportunity prior to the SEC's final rulemaking in November, three companies faced access proposals in 2007. The proposals received considerable votes in favor, garnering nearly 40% support at Hewlett Packard, 42% support at UnitedHealth and passing with 51% of the votes at Cryo-Cell International. As a result of the SEC's rulemaking, no access proposals were voted on by shareholders in 2008 and it is unlikely shareholders will have the opportunity to vote on access proposals in 2009 as well.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the DE FACTO standard in corporate board elections at large US companies. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During 2008 Glass Lewis tracked 28 proposals to require a majority vote to elect directors, down from 54 proposals during 2007 and 147 proposals during 2006. The steep decline in the number of proposals being submitted was a result of many companies adopting some form of majority voting, including well over 2/3 of companies in the S&P 500 index. During both 2008 and 2007 the average vote in favor of such proposals was just over 50% versus 44% in 2006.

THE PLURALITY VOTE STANDARD: Today, most companies elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of any nominee (including himself, if the director is a shareholder), that nominee "wins" the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in "failed elections." This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

ADVANTAGES OF A MAJORITY VOTE STANDARD: If a majority vote standard was implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified, shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps include modified approaches requiring directors that receive a majority of withheld votes to resign to amending company by-laws to require a majority vote of outstanding shares to elect directors but also retaining discretion to seat a director via a resignation policy. But a small number of companies, such as Lockheed Martin, have had a longstanding requirement of a majority of outstanding shares (a higher standard than votes cast) to elect a director.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director's replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

II.   TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

The auditor's role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company's books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company's financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company's fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

      "The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence."

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor's interests and the public's interests. Almost without exception, shareholders should be able to annually review an auditor's performance and to annually ratify a board's auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that "to further enhance audit committee oversight and auditor accountability . .. . disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement."(37)

      VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION: We generally support management's choice of auditor except when we believe the auditor's independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

      Reasons why we may not recommend ratification of an auditor include:

            1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
            2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.(38)
            3.    When  the  auditor  performs   prohibited   services  such  as
                  tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
            4. When audit fees are excessively low, especially when compared with other companies in the same industry.
            5.    When the company has aggressive accounting policies.
            6. When the company has poor disclosure or lack of transparency in its financial statements.
            7. Where the auditor limited its liability through its contract with the company.
            8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor's interests and shareholder interests.

--------------------
(37) "Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury." p. VIII:20, October 6, 2008.

(38) An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

We  typically  support  audit-related   proposals  regarding  mandatory  auditor
rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company's net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company's discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company's performance.

III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

LINKING PAY WITH PERFORMANCE

Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates the pay of the top five executives at US companies. Our model benchmarks these executives' pay against their performance using three peer groups for each company: an industry peer group, a smaller sector peer group, and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance.

We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee's performance.

LIMITS ON EXECUTIVE COMPENSATION

Generally, Glass Lewis believes shareholders should not be directly involved in setting executive pay. Such matters should be left to the compensation committee. We view the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, we believe that companies whose pay-for-performance is in line with their peers should be able to pay their executives in a way that drives growth and profit, without destroying ethical values, giving consideration to their peers' comparable size and performance.

However, Glass Lewis favors performance-based compensation as an effective way to motivate executives to act in shareholders' best interests. Performance-based pay may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

      LIMITS ON EXECUTIVE STOCK OPTIONS

      Stock options are a common form of executive compensation. Making options a part of compensation may be an effective way to attract and retain experienced executives and other key employees. Tying a portion of an executive's pay to company performance also provides a good incentive for executives to maximize share value. Thus, we typically recommend that our clients oppose caps on executive stock options. However, stock option plans should prohibit re-pricing or acceleration of the options.

      LINKING PAY TO SOCIAL CRITERIA

      Glass Lewis believes that ethical behavior is an important part of executive performance and should be taken into account when evaluating performance and determining compensation. But Glass Lewis also believes that the compensation committee is in the best position to set policy on management pay. Through director elections, shareholders can hold the compensation committee accountable for pay awarded.

EQUITY-BASED COMPENSATION PLANS

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is quantitative and focused on the plan's cost as compared with the business's operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program's expected annual expense with the business's operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan's expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm create enterprise value and not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because we believe that academic literature proves that some absolute limits are warranted.

We evaluate option plans based on ten overarching principles:

      1.    Companies should seek more shares only when needed.

      2. Plans should be small enough that companies need shareholder approval every three to four years (or less).

      3. If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

      4.    Annual net share count and voting power dilution should be limited.

      5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

      6. The expected annual cost of the plan should be proportional to the business's value.

      7. The intrinsic value that option grantees received in the past should be reasonable compared with the business's financial results.

      8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.

      9.    Plans should not permit re-pricing of stock options.

      10. Plans should not contain excessively liberal administrative or payment terms.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be "rescued" from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option's value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to re-trading.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends cause a stock's value to decline dramatically, rather than specific company issues, and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original "bargain" was struck. In such a circumstance, we will support a repricing only if the following conditions are true:

      (i) officers and board members do not participate in the program;

      (ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

      (iii) the exchange is value-neutral or value-creative to shareholders with very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

      (iv) management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

PERFORMANCE-BASED OPTIONS

Shareholders commonly ask boards to adopt policies requiring that a significant portion of future stock option grants to senior executives be based on performance. Performance-based options are options where the exercise price is linked to an industry peer group's stock-performance index.

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and the company's performance warrants such rewards. While we do not believe that equity-based pay plans for all employees should be based on overall company performance, we do support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries).

Boards often argue that basing option grants on performance would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach to attract executives with the ability to guide the company toward its targets. If the board believes in performance-based pay for executives, then these proposals requiring the same should not hamper the board's ability to create equity-based compensation plans.

We generally recommend that shareholders vote in favor of performance-based option requirements.

OPTION BACKDATING, SPRING-LOADING, AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return. Backdating an option is the act of changing an option's grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock's price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company's compensation and governance practices.(39)

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company's financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(M) PLANS

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that these proposals include: specific performance goals, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company's peers.

We typically recommend against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company's peers.

The company's record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of reasonable pay relative to business performance, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

--------------------
(39) LUCIAN  BEBCHUK,  YANIV  GRINSTEIN AND URS PEYER.  "LUCKY CEOS."  NOVEMBER,
2006.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders' best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

FULL DISCLOSURE OF EXECUTIVE COMPENSATION

Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, analysts investigate whether the company discloses the performance metrics that it uses to determine executive compensation. Performance metrics vary and may include items such as revenue growth, targets, or human resources issues.

However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use compensation information for employees below the level of the most senior corporate officers.

Moreover, it is rarely in shareholders' interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel issues that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

SHAREHOLDER PROPOSALS REGARDING COMPENSATION ISSUES

SHAREHOLDER PROPOSALS REGARDING SEVERANCE AGREEMENTS

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval and negotiation of individual severance plans. Such matters should be left to the board's compensation committee, which can be held accountable for its decisions through the election of directors.

When proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive's base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit. We believe that shareholders should be consulted before relinquishing such a right, and that such proposals would still leave companies with sufficient freedom to enter into the vast majority of severance arrangements.

Additionally, investors should monitor severance agreements when they are initially put in place. If shareholders initially approved of a severance agreement, it is inappropriate to vote against the compensation committee later on when the severance agreement goes into effect. However, in the absence of a shareholder vote on severance agreements, Glass Lewis will evaluate the role of the compensation committee when the agreement was adopted.

SHAREHOLDER PROPOSALS ON ADVISORY VOTES ON COMPENSATION

Glass Lewis carefully reviews the compensation awarded to senior executives. We believe that this is an important area in which the board's priorities are revealed. However, as a general rule, Glass Lewis does not believe shareholders should be involved in the design, negotiation or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.

But sometimes proposals are made to allow shareholders advisory approval of the company's compensation practices. Glass Lewis believes that advisory votes on compensation provide an effective mechanism for enhancing transparency in setting executive pay, improving accountability to shareholders, and providing for a more effective link between pay and performance. While a vote to approve compensation practices will not directly affect the board's ability to set compensation policy, it will allow shareholders to register their opinions regarding the company's compensation practices. We believe that a vote disapproving of a company's compensation practices may compel the board to re-examine its compensation practices and act accordingly.

The practice of voting on a company's compensation, in some cases by approving the compensation committee report, is standard in a small but growing number countries, including the U.K. since 2002. A 2004 study for the British Department of Trade and Industry found that the advisory voting requirement has resulted in "a number of well publicized situations where [compensation] committees have changed their policy or practice as a result of direct shareholder voting."(40) The study also found that the extent to which companies consulted shareholders about compensation practices has greatly increased over the past two years.

SHAREHOLDER PROPOSALS ON BONUS RECOUPMENTS FOLLOWING RESTATEMENTS ("CLAWBACKS")

Glass Lewis carefully reviews the compensation awarded to senior executives and we believe that senior executives of a company should never receive compensation for performance that was not achieved by the company.

We believe shareholders would be well served by requiring the board to adopt a more detailed and stringent policy, rather than relying on regulatory action such as requirements under Sarbanes Oxley. When examining proposals that require companies to recoup executives' bonuses paid as a result of faulty accounting, Glass Lewis

--------------------
(40) Deloitte & Touche. "Report on the Impact of the Directors' Remuneration Report Regulations." (2004).

will first look to see if the company has already adopted a policy to recoup bonuses awarded to senior executives during a restatement, and whether that policy is included in the CEO's contract. When the board has already committed to a proper course, in our opinion, and their current policy covers the major tenets of the proposal at hand while giving the board adequate flexibility to exercise discretion over these matters, we see no need for further action.

In some instances, shareholder proposals call for board action that may contravene the board's legal obligations under its agreements with executives, such as employment agreements. In addition, the board's ability to exercise its judgment and reasonable discretion on this issue may be limited under such proposals, which may not be warranted, depending on the specific situation of the company in question. A recoupment policy should only affect senior executives and those directly responsible for the company's accounting errors.

Where a company is giving a new contract to an executive that does not include a clawback provision and the company has had a material restatement, especially if the restatement was due to fraud, Glass Lewis will recommend voting against the responsible members of the compensation committee. Compensation committee members have an obligation to build in reasonable controls to executive contracts to prevent payments in the case of inappropriate behavior.

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

ANTI-TAKEOVER MEASURES

      POISON PILLS (SHAREHOLDER RIGHTS PLANS)

      Glass Lewis believes that poison pill plans are not generally in shareholders' best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

      We believe boards should be given wide latitude in directing company activities and in charting the company's course. However, on an issue such as this, where the link between the shareholders' financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan's implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

      In certain circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable `qualifying offer' clause. We will consider supporting a poison pill plan if the qualifying offer clause includes the following attributes: (i) The form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

      NOL POISON PILLS

      Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies' ability to use NOLs in the event of a "change of ownership."(41) In this case, a company may adopt or amend a poison pill ("NOL pill") in order to prevent an inadvertent change of ownership by multiple investors purchasing small amounts of stock at or near the same time, triggering a change in control under IRS rules, thereby depriving the company of the beneficial tax treatment of its NOLs. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

      Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable "sunset" provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

      Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

      RIGHT OF SHAREHOLDERS TO CALL A SPECIAL MEETING

      Glass Lewis strongly supports shareholders' right to call special meetings. But to prevent abuse and waste of corporate resources by a minority of shareholders, we believe this right should be limited to a minimum of 15% of the shareholders requesting such a meeting. Generally, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But when proposals are presented that would allow shareholders to call special meetings without a minimum threshold, we will support them because the benefit to shareholders outweighs the possible abuse of the right to call shareholder meetings.

--------------------
(41) Section 382 of the Internal Revenue Code refers to a "change of ownership" of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the "trafficking" of net operating losses.

      SHAREHOLDER ACTION BY WRITTEN CONSENT

      Glass Lewis strongly supports shareholders' right to act by written consent. As with the right to call special meetings, we believe such rights should be limited to a minimum of 15% of the shareholders requesting action by written consent, to prevent abuse and waste of corporate resources. Again, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But we will support proposals to allow shareholders to act by written consent without a minimum threshold because shareholders are better off with this right than without it, and the benefit to shareholders outweighs the potential for abuse.

      FAIR PRICE PROVISIONS

      Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation's common stock. The provision is intended to protect minority shareholder value when an acquiring corporation seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of "continuing directors" and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

      The effect of a fair price provision is to require approval of any merger or business combination with an "interested stockholder" by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company's outstanding stock, but the trigger can vary.

      Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

      Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company's operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

      (i) Stock Split - We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company's most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.
      (ii) Shareholder Defenses - Additional authorized shares could be used to bolster takeover defenses such as a "poison pill." Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.
      (iii) Financing for Acquisitions - We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.
      (iv) Financing for Operations - We review the company's cash position and its ability to secure financing through borrowing or other means. We look at the company's history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER BALLOT PROPOSALS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

      CUMULATIVE VOTING

      We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company's governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

      Cumulative voting is a process that maximizes minority shareholders' ability to ensure representation of their views on the board. It can be important when a board is controlled by insiders or affiliates and where the company's ownership structure includes one or more shareholders who control a majority-voting block of company stock.

      Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

      Academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

      Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods.

      Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

      Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business.

TRANSACTION OF OTHER BUSINESS AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund's structure and/or a fund's relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

      o     The terms of any amended advisory or sub-advisory agreement;
      o     Any changes in the fee structure paid to the investment advisor; and
      o     Any material changes to the fund's investment objective or strategy.

We generally support amendments to a fund's investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund's advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund's investment objective or strategy, we believe shareholders are best served when a fund's objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund's investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors' diversification strategies.

V.    SHAREHOLDER INITIATIVES AND MANAGEMENT OF THE FIRM

Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally favor proposals likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management and policy decisions related to political, social, or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

We feel strongly that shareholders should not attempt to micromanage the business or its executives through the initiative process. Rather, shareholders should use their influence to push for governance structures that protect shareholders, including director elections, and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe shareholders should hold directors accountable for management and policy decisions through director elections.

REIMBURSEMENT OF SOLICITATION EXPENSES

Glass Lewis feels that in some circumstances, replacing some or all directors on a company's board is warranted where the incumbent director or directors have failed in their oversight of management by failing to address continuously poor performance. Where a dissident shareholder is seeking reimbursement for his or her expenses and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for expenses incurred in waging the contest.

In the rare case where a shareholder has put the shareholder's own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of expenses by the company. In such a situation, other shareholders express their agreement by virtue of their majority vote for the dissident and will share in the improved company performance.

But contests are expensive and distracting to the management and the board. Therefore, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support a particular candidate or set of candidates.

LABOR PRACTICES AND NON-DISCRIMINATION POLICIES

Where there is clear evidence of practices resulting in significant economic exposure to the company, Glass Lewis will support shareholder proposals that seek to address labor policies, such as shareholder proposals calling for increased disclosure of labor policies and of steps a company has taken to mitigate the risks associated with those policies.

In general, Glass Lewis believes labor and human resources policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine appropriate practices in the context of its business.

However, Glass Lewis recognizes that companies with a record of poor labor relations or treatment of its workers can face risks, such as employee lawsuits, poor employee work performance and turnover, and regulatory investigations. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems.

For example, at Wal-Mart's annual meeting in 2005 we recommended a vote in favor of a shareholder proposal to have the company prepare an equal employment opportunity report. We felt that there was significant potential economic exposure stemming from lawsuits and a federal investigation, both regarding the company's labor practices.

In our view, Wal-Mart's shareholders deserved to know if their company had engaged in discriminatory employment practices that made it vulnerable to lawsuits and a variety of potential economic losses stemming from lawsuits and potential negative market reaction. In addition, we felt the shareholders should be informed about specific steps Wal-Mart was taking to address these issues that could have had a negative impact on the stock price.

MILITARY AND US GOVERNMENT BUSINESS POLICIES

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where such disclosure is already mandated by law, unless circumstances exist that warrant the extra disclosure. Shareholders should hold directors accountable for a corporation's egregious actions that threaten shareholder value, such as the bribing of public officials. For example, we will recommend voting against members of the audit committee (and any responsible director such as a CEO) when a law enforcement agency has charged a company and/or director with a violation of the FCPA.

FOREIGN GOVERNMENT BUSINESS POLICIES

Where a corporation operates in a foreign country, we believe that business policies regarding foreign operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. However, the company and board may lack controls to help prevent such conduct, examples of which include money laundering or environmental violations such as at BP. We believe that shareholders should hold board members accountable for these issues when they face reelection, as they may subject the company to financial risk even if limited to reputational damage. In such instances, we will hold those board members responsible for oversight of internal controls and compliance, usually the audit committee and CEO, accountable for their actions by recommending voting against them.

ENVIRONMENTAL POLICIES

When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable when they face reelection.

Glass Lewis recognizes the significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board's role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Further, directors should monitor management's performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.

While Glass Lewis recognizes that most environmental concerns are best addressed via avenues other than proxy proposals, when a substantial environmental risk has been ignored or inadequately addressed, we may recommend that votes be withheld from responsible members of the governance committee. In some cases, we may recommend that votes be withheld from all directors who were on the board when the substantial risk arose, was ignored, or was not mitigated.

      CLIMATE CHANGE AND GREEN HOUSE GAS EMISSION DISCLOSURE PROPOSALS

      Glass Lewis will consider recommending a vote in favor of a reasonable proposal to disclose a company's approach to climate change and/or green house gas emissions when (1) a company has encountered problems such as lawsuits and/or government investigations or investors have established a link to impact on shareholder value from climate change and/or green house gas emission regulations, and (2) the company has failed to adequately disclose how it has addressed these problems. We will examine such proposals in light of requests made to the company for additional information, its response and whether there is a reasonable case as to the negative implications to shareholders and the company.

      We will look favorably upon the proposals establishing that the problems at issue could have a negative implication for the company or its shareholders.

REPORTING CONTRIBUTIONS AND POLITICAL SPENDING

Glass Lewis believes that disclosure of how a company uses its funds is an important component of corporate accountability to shareholders. A major issue is whether political contributions are being appropriately monitored and spent on behalf of shareholders to create shareholder value. Studies have shown that in some instances, management of some corporations have used stockholder assets to attempt to buy influence with legislators in a manner that ultimately had a negative impact on shareholder value.(42)

Some campaign contributions are heavily regulated by federal, state, and local laws. Most jurisdictions have detailed disclosure laws so that information on some contributions is publicly available. Some progressive companies provide more information about certain political contributions on company websites, such as contributions to "527" organizations. We believe that the mechanism for disclosure of contributions and the standards for giving are best left to the board, except where a company does not adequately disclose information about its contributions to shareholders or where a company has a history of abuse in the donation process.

However, in cases where additional company disclosure is nonexistent or limited and there is some evidence or credible allegation that the Company is mismanaging corporate funds through political donations or has a record of doing so, Glass Lewis will consider supporting shareholder proposals seeking greater disclosure of political giving. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against governance committee members or other responsible directors.

--------------------
(42) "The Green Canary: Alerting Shareholders and Protecting Their Investments." The Center for Political Accountability. February 2005.

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE CHESAPEAKE GROWTH FUND

                                  March 1, 2009

                                 A SERIES OF THE
                         GARDNER LEWIS INVESTMENT TRUST
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                            Telephone 1-800-430-3863

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

OTHER INVESTMENT POLICIES..................................................    2
INVESTMENT LIMITATIONS.....................................................    5
PORTFOLIO TRANSACTIONS.....................................................    6
NET ASSET VALUE............................................................    8
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................   10
DESCRIPTION OF THE TRUST...................................................   11
ADDITIONAL INFORMATION CONCERNING TAXES....................................   12
MANAGEMENT OF THE FUND.....................................................   17
SPECIAL SHAREHOLDER SERVICES...............................................   30
DISCLOSURE OF PORTFOLIO HOLDINGS...........................................   32
FINANCIAL STATEMENTS.......................................................   33
APPENDIX A - DESCRIPTION OF RATINGS........................................   34
APPENDIX B - PROXY VOTING POLICIES.........................................   39


This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses for The Chesapeake Growth Fund's (the "Fund") Institutional shares and Class A Investor shares, each dated the same date as this SAI, and is incorporated by reference in its entirety into each Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Reports to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectuses and Annual Reports may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in each Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for each class of shares ("Class") of the Fund. The Fund was organized on April 6, 1994 as a separate diversified series of the Gardner Lewis Investment Trust ("Trust"). The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") and was organized on October 2, 1992 as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Attached to this SAI is:
Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest; and Appendix B, which contains the proxy voting policies of the Trust and of Gardner Lewis Asset Management L.P. (the "Advisor"), the investment advisor to the Fund.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust has implemented procedures to monitor, on a continuous basis, the value of the collateral serving as security for repurchase obligations. The Advisor will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

MONEY MARKET INSTRUMENTS. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes"). BANKER'S ACCEPTANCES are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

FUNDING AGREEMENTS. Within the limitations on investments in illiquid securities, the Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Illiquid securities typically are restricted securities, meaning they are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices. The Fund might also have to register restricted securities in order to dispose of them, resulting in additional expenses and delay. Adverse market conditions could impede such a public offering of securities.

FOREIGN SECURITIES. The Fund may invest up to 10% of its total assets in foreign securities and sponsored American Depository Receipts ("ADRs"). The term "foreign security" shall mean a security issued by a foreign private issuer where the primary exchange listing of such security is outside of the United States, or a security issued by a foreign government. The term "foreign security" shall not include ADRs or a security for which the primary issuer is in the United States. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special considerations not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing, and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored ADRs. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

INVESTMENT COMPANIES. Federal securities laws limit the extent to which a Fund can invest in other investment companies. Consequently, the Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets, except as otherwise permitted by SEC rules. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing, and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

REAL ESTATE SECURITIES. The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest more than 10% of the value of its total assets in foreign securities or sponsored American Depository Receipts ("ADRs");

(4) Invest in the securities of any issuer if any of the officers or Trustees of the Trust or officers or directors of its investment advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5) Invest for the purpose of exercising control or management of another issuer;

(6) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration leases or development programs, except that the Fund may invest in the securities of companies (other than those that are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(8) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(9) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other illiquid securities, are limited to 10% of the Fund's net assets);

(12) Invest in securities of issuers which have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets will be invested in such securities;

(13)  Issue senior securities, borrow money or pledge its assets;

(14) Write, purchase, or sell puts, calls, warrants, or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and

(15)  Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates. The portfolio turnover rates of the Fund for the fiscal years ended October 31, 2008 and 2007 were 113% and 73%, respectively. The Fund's increased portfolio turnover rate during the fiscal year ended October 31, 2008 was primarily due to an increased number of portfolio transactions as a result of the merger of The Chesapeake Aggressive Growth Fund into the Fund on June 25, 2008.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be in the Fund's interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures, in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to insure that the selection is based on the quality of the broker-dealer's execution and not its sales efforts. The Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. For the fiscal year ended October 31, 2008, the Fund participated in commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund) with Instinet Corporation and BNY ConvergEx Group. These oral arrangements are voluntary upon the part of the brokers and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The

Trustees have reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Trustees review the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker, although the Advisor has not utilized such a broker during the last three fiscal years. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended October 31, 2008, 2007 and 2006, the Fund paid brokerage commissions of $39,823, $24,935, and $55,486, respectively; none of which was paid to Ultimus Fund Distributors, LLC (the "Distributor"), the Fund's principal underwriter. The increase in brokerage commissions paid for the fiscal year ended October 31, 2008 from the prior fiscal year was primarily due to an increased number of portfolio transactions as a result of the merger of The Chesapeake Aggressive Growth Fund into the Fund on June 25, 2008. The decrease in brokerage commissions paid for the fiscal year ended October 31, 2007 from the prior fiscal year was primarily due to decreased trading as a result of decreases in the Fund's total assets and market conditions.

As of October 31, 2008, the Fund held common stock issued by the parent companies of Bank of America Securities LLC (the market value of which was $357,716) and Merrill Lynch, Pierce, Fenner & Smith, Inc. (the market value of which was $98,527). Bank of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith, Inc. are two of the Trust's "regular broker-dealers" as defined in the 1940 Act.

                                 NET ASSET VALUE

The net asset value ("NAV") per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund allocated by the Trust to the Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Class A Investor shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approve such allocation. Subject to the provisions of the Trust's Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund, are conclusive. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.

The NAV per share of each Class of the Fund is determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time, Monday through Friday, except on days when the NYSE closes earlier. The NAV per share of each Class of the Fund is not calculated on business holidays or other days when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day,
Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the NAV per share of each Class of the Fund will not be determined.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2008. These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

For the fiscal year ended October 31, 2008, the net expenses of the Fund (after expense reductions of $2,873 paid by brokers pursuant to brokerage/service arrangements with the Fund, reimbursement of $2,780 of Institutional shares' expenses by the Advisor, and waiver of $94,638 of investment advisory fees) were $204,317 (1.59% and 1.89% of the average daily net assets of the Fund's Institutional shares and Class A Investor shares, respectively). For the fiscal year ended October 31, 2007, the net expenses of the Fund (after expense reductions of $6,441 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $328,776 (2.91% and 3.15% of the average daily net assets of the Fund's Institutional shares and Class A Investor shares, respectively). For the fiscal year ended October 31, 2006, the net expenses of the Fund (after expense reductions of $12,487 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $399,193 (2.05% and 2.30% of the average daily net assets of the Fund's Institutional shares and Class A Investor shares, respectively).

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES. Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their NAV as next determined after receipt of the purchase, redemption or exchange order in proper form.

REDEMPTIONS. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets; or (e) for such other periods as determined by order of the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under "Investing in the Fund - Redeeming Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time, or to close a shareholder's account if the Fund is unable to verify the shareholder's identity.

DISTRIBUTION PLAN. The shareholders of the Fund and the Trustees have approved a Plan of Distribution (the "Plan") for the Class A Investor shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see the "Management of the Fund - Distribution of Shares" section in the Prospectus of the Class A Investor shares of the Fund). Under the Plan, the Fund may expend a percentage of the Class A Investor shares' average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Class A Investor shares of the Fund and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. The current fees paid under the Plan are 0.25% of the average net assets of the Class A Investor shares. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan. From time to time the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plan and the distribution agreement with the Distributor ("Distribution Agreement") have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above. The Advisor has an indirect financial interest in the Plan because the Advisor may recoup higher management fees if assets in the Fund grow as a result of the Plan achieving the benefits it is intending to achieve.

Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund. The Trustees have made such a determination for the current year of operations under the Plan. The Plan, the Distribution Agreement and any dealer agreement with any broker/dealers (each, a "dealer agreement") may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or, with respect to the Fund's shares, by a majority vote of the Class A Investor shares' outstanding voting stock. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Class A Investor shares' outstanding voting stock, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the non-interested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Trustees for their review.

For the fiscal years ended October 31, 2008, 2007 and 2006, the Fund incurred $3,911, $11,822 and $12,176, respectively, for costs incurred in connection with the Plan for the Class A Investor shares. For the fiscal years ended October 31, 2008 and 2007, such payments were used as compensation to broker-dealers. For the fiscal year ended October 31, 2006, such payments were used as compensation to broker-dealers for the sale of Class A Investor shares and servicing of shareholder accounts of this class of shares, with a small portion spent on miscellaneous costs incurred in connection with distribution of the Fund's Class A Investor shares.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 2, 1992. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. On September 17, 2003, all outstanding shares of the Super-Institutional shares were redeemed and that particular Class of shares is currently not in operation. Prior to April 26, 2000, the Fund also offered Class C Investor shares and Class D Investor shares. On April 26, 2000, all Class C and Class D Investor shares were converted into Class A Investor shares. The number of shares of each series shall be unlimited. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. The rights of shareholders may not be modified by less than a majority vote. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectuses or this SAI, a "majority" of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Trust's Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company ("RIC"), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax ("AMT"). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

      o a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

      o a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

      o an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

      o a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust have made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A "non-U.S. shareholder" is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership will generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

TAXATION AS A RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a "qualified publicly traded partnership." A "qualified publicly traded partnership" is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund's ordinary income (computed on a calendar year basis), (ii) 98% of the Fund's capital gain net income (generally computed for the one-year period ending on October 31) and
(iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund's "investment company taxable income" (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by the Fund, the Fund's tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in "Failure to Qualify as a RIC," the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

FAILURE TO QUALIFY AS A RIC. If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund's shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders' tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

TAXATION FOR U.S. SHAREHOLDERS. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund's ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund's income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers' cooperatives or real estate investment trusts or (ii) in the case of individual shareholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under
Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 15% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011. Distributions in excess of the Fund's earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) would be taxed as ordinary income. Generally, not later than sixty days after the close of its taxable year, the Fund will provide the shareholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, the Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund's taxable income (determined without regard to the dividends paid deduction), unless the Fund determines that a different method for a particular item is warranted under the circumstances.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder's gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of the Fund generally are taxable events. U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on taxable distributions and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

TAXATION FOR NON-U.S. SHAREHOLDERS. Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid IRS Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an IRS Form W-8ECI (or other applicable form) with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). Historically, for non-U.S. shareholders who did not hold it as effectively connected income, distributions by a RIC of interest and short-term capital gains were subject to the 30% withholding, even though such types of income are generally not subject to U.S. Federal income tax when received directly by foreign persons. However, under the American Jobs Creation Act of 2004, with respect to taxable years of the Fund beginning before January 1, 2010, and provided that certain requirements are met, distributions designated by the Fund as "interest-related dividends" are generally not subject to the 30% withholding and distributions designated by the Fund as "short-term capital gain dividends" are generally also not subject to the 30% withholding unless the foreign Shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. The Fund generally may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

                             MANAGEMENT OF THE FUND

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

TRUSTEES AND OFFICERS. The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review the performance of the Advisor and the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested

Trustee"), as well as each officer of the Trust. The address of each Trustee and
officer,   unless  otherwise  indicated,  is  225  Pictoria  Drive,  Suite  450,
Cincinnati, Ohio 45246.

-------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                                Portfolios in
                         Position(s)                                            Fund Complex    Other
Name, Age,               Held with       Length of   Principal Occupation(s)    Overseen by     Directorships
and Address              Fund/Trust      Time Served During Past 5 Years        Trustee         Held by Trustee
-------------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Jack E. Brinson, 76      Trustee         Since 8/92   Retired; Previously,       2             Mr. Brinson serves
                                                      President of Brinson                     as an Independent
                                                      Investment Co.                           Trustee of the
                                                      (personal investments)                   following: The
                                                      and President of Brinson                 Nottingham
                                                      Chevrolet, Inc. (auto                    Investment Trust
                                                      dealership).                             II for the six
                                                                                               series of that
                                                                                               trust; Hillman
                                                                                               Capital Management
                                                                                               Investment Trust
                                                                                               for the two series
                                                                                               of that trust; and
                                                                                               Tilson Investment
                                                                                               Trust for the two
                                                                                               series of that
                                                                                               trust; DGHM
                                                                                               Investment Trust
                                                                                               for the one series
                                                                                               of that trust; The
                                                                                               New Providence
                                                                                               Investment Trust
                                                                                               for the one series
                                                                                               of that trust (all
                                                                                               registered
                                                                                               investment
                                                                                               companies).
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                                Portfolios in
                         Position(s)                                            Fund Complex    Other
Name, Age,               Held with       Length of   Principal Occupation(s)    Overseen by     Directorships
and Address              Fund/Trust      Time Served During Past 5 Years        Trustee         Held by Trustee
-------------------------------------------------------------------------------------------------------------------
Theo H. Pitt, Jr., 72     Trustee        Since 4/02   Senior Partner of          2           Mr. Pitt serves as
                                                      Community Financial                    an Independent
                                                      Institutions Consulting                Trustee of DGHM
                                                      since 1997; Account                    Investment Trust for
                                                      Administrator of Holden                the one series of
                                                      Wealth Management Group                that Trust
                                                      of Wachovia Securities                 (registered
                                                      (money management firm)                investment company).
                                                      2003 to 2008.
-------------------------------------------------------------------------------------------------------------------
                                               INTERESTED TRUSTEE*
-------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner, 46  Chairman       Since 6/96   Managing Partner and       2             None
285 Wilmington-West       and Chief                   Portfolio Manager of
Chester Pike              Executive                   Gardner Lewis Asset
Chadds Ford,              Officer                     Management, L.P.
Pennsylvania 19317        (Principal                  (Advisor).
                          Executive
                          Officer)
-------------------------------------------------------------------------------------------------------------------
* BASIS OF INTERESTEDNESS.  W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                                Portfolios in
                         Position(s)                                            Fund Complex    Other
Name, Age,               Held with       Length of   Principal Occupation(s)    Overseen by     Directorships
and Address              Fund/Trust      Time Served During Past 5 Years        Trustee         Held by Trustee
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                     OFFICERS
-------------------------------------------------------------------------------------------------------------------
John L. Lewis, IV, 45     President      Since 12/93  Partner and Portfolio      n/a           n/a
285 Wilmington-West                                   Manager of Gardner Lewis
Chester Pike                                          Asset Management, L.P.
Chadds Ford,
Pennsylvania  19317
-------------------------------------------------------------------------------------------------------------------
Judy B. Werner, 46        Chief          Since 1/05   Chief Compliance Officer   n/a           n/a
285 Wilmington-West       Compliance                  of Gardner Lewis Asset
Chester Pike              Officer                     Management, L.P. since
Chadds Ford,                                          January 2005;
Pennsylvania 19317                                    previously, Compliance
                                                      Officer/Manager Client
                                                      Services.
-------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey, 51      Vice           Since 7/07   Managing Director,         n/a           n/a
                          President                   Ultimus Fund Solutions,
                                                      LLC and Ultimus Fund
                                                      Distributors, LLC
-------------------------------------------------------------------------------------------------------------------
Mark J. Seger, 46         Treasurer      Since 7/07   Managing Director,         n/a           n/a
                          (Principal                  Ultimus Fund Solutions,
                          Financial                   LLC and Ultimus Fund
                          Officer)                    Distributors, LLC
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                                Portfolios in
                         Position(s)                                            Fund Complex    Other
Name, Age,               Held with       Length of   Principal Occupation(s)    Overseen by     Directorships
and Address              Fund/Trust      Time Served During Past 5 Years        Trustee         Held by Trustee
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
John F. Splain, 52        Secretary      Since 7/07   Managing Director,         n/a           n/a
                                                      Ultimus Fund Solutions,
                                                      LLC and Ultimus Fund
                                                      Distributors, LLC
-------------------------------------------------------------------------------------------------------------------

TRUSTEE STANDING COMMITTEES. The Trustees have established the following standing committees:

     AUDIT COMMITTEE: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met two times during the Fund's last fiscal year.

     NOMINATING COMMITTEE: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of independent trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year. The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

     PROXY VOTING COMMITTEE: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Trustees or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting
Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

     QUALIFIED LEGAL COMPLIANCE COMMITTEE: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund's last fiscal year.

BENEFICIAL EQUITY OWNERSHIP INFORMATION. The following table shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2008 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

-------------------------------------------------------------------------------------
                                                     Aggregate Dollar Range of Equity
                                                       Securities in All Registered
                           Dollar Range of Equity      Investment Companies Overseen
                                  Securities              By Trustee in Family of
    Name of Trustee               in the Fund              Investment Companies*
-------------------------------------------------------------------------------------
                            INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------
Jack E. Brinson                        A                             A
-------------------------------------------------------------------------------------
Theo H. Pitt, Jr.                      A                             A
-------------------------------------------------------------------------------------
                             INTERESTED TRUSTEE
-------------------------------------------------------------------------------------
W. Whitfield Gardner                   E                             E
-------------------------------------------------------------------------------------

      *     INCLUDES EACH OF THE TWO FUNDS OF THE TRUST.

OWNERSHIP OF SECURITIES OF ADVISOR, DISTRIBUTOR, OR RELATED ENTITIES. As of December 31, 2008, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

COMPENSATION. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $10,000 each year, plus $600 per series of the Trust per meeting of the Board of Trustees attended. The Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended October 31, 2008.*

-----------------------------------------------------------------------------------------------------------------------
                                                          Pension or                                 Total Compensation
                                     Aggregate            Retirement Benefits   Estimated Annual     from the Fund and
Name of                              Compensation         Accrued As Part of    Benefits Upon        Trust Paid to
Person, Position                     from the Fund        Fund Expenses         Retirement           Trustees*
-----------------------------------------------------------------------------------------------------------------------
                                              INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
Jack E. Brinson, Trustee                 $4,783                 None                 None                $13,750
-----------------------------------------------------------------------------------------------------------------------
Theo H. Pitt, Jr., Trustee               $4,783                 None                 None                $13,750
-----------------------------------------------------------------------------------------------------------------------
                                               INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner, Trustee             None                  None                 None                  None
-----------------------------------------------------------------------------------------------------------------------

* EACH OF THE TRUSTEES SERVES AS A TRUSTEE TO THE TWO FUNDS OF THE TRUST, INCLUDING THE FUND. THE TOTAL COMPENSATION PAID ALSO INCLUDES COMPENSATION FROM THE CHESAPEAKE AGGRESSIVE GROWTH FUND, A FORMER SERIES OF THE TRUST THAT WAS MERGED INTO THE CHESAPEAKE GROWTH FUND ON JUNE 25, 2008, AND THE CHESAPEAKE GROWTH FUND, THE OTHER EXISTING SERIES OF THE TRUST.

CODE OF ETHICS. The Trust, the Advisor and the Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to these codes). There can be no assurance that the codes will be effective in preventing such activities.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust's Anti-Money Laundering Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund's service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this SAI. No later than August 31 of each year, the Fund must file Form N-PX with the SEC. Form N-PX discloses an investment company's voting record for the prior twelve-month period ended June 30. The Fund's proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by the calling the Fund at 1-800-430-3863. This information is also available on the SEC's website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES. As of February 9, 2008, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 18.06% and 0% of the then outstanding shares of the Institutional shares and Class A Investor shares, respectively, of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each Class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a Class of the Fund as of February 9, 2008.

INSTITUTIONAL SHARES
--------------------

NAME AND ADDRESS                                   AMOUNT
OF BENEFICIAL OWNER                        OF BENEFICIAL OWNERSHIP     PERCENT
-------------------                        -----------------------     -------

Wilmington Trust Co. CUST                        112,897.527            14.23%
FBO Betty Shaw Weymouth
c/o Mutual Funds
Wilmington, Delaware 19899-8882

J.P. Morgan Securities, Inc.                     96,181.877             12.12%
500 Stanton Christiana Road
Newark, Delaware 19713

River Ridge Inc.                                 83,598.783             10.53%
204 Baynard Bldg
Wilmington, Delaware 19810

John L. Lewis, IV                                59,764.652             7.53%
4752 Sherwood Farm
Charlottesville, Virginia 22902

Reliance Trust Company FBO                       58,053.224             7.32%
Gardner Lewis Asset Management 401(K)
P.O. Box 48529 Atlanta, Georgia 30362

CLASS A INVESTOR SHARES
-----------------------

NAME AND ADDRESS                                 AMOUNT
OF BENEFICIAL OWNER                      OF BENEFICIAL OWNERSHIP       PERCENT
-------------------                      -----------------------       -------

Charles Schwab & Co. Inc.                        48,647.926            15.68%(1)
Special Custody Account FBO
Attn: Mutual Funds
San Francisco, California 94104

      (1) THE FUND BELIEVES THAT SUCH ENTITY DOES NOT HAVE A BENEFICIAL OWNERSHIP INTEREST IN SUCH SHARES. THIS IS AN OMNIBUS ACCOUNT HOLDING SHARES FOR CERTAIN INVESTORS INVESTING IN THE FUND THROUGH CHARLES SCHWAB & CO. INC.

INVESTMENT ADVISOR. Information about the Advisor and its duties and compensation as investment advisor to the Fund is contained in the Prospectus for each Class of shares of the Fund. The Advisor supervises the Fund's investments pursuant to the Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio managers for the Fund are W. Whitfield Gardner and John L. Lewis, IV. Both are principals and control persons of the Advisor by ownership. W. Whitfield Gardner and John L. Lewis, IV are affiliated persons of the Fund and the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any other loss suffered whatsoever by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor receives a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. During the fiscal year ended October 31, 2008, the Fund accrued advisory fees of $120,213; however, as required by the Fund's expense limitation arrangement in place with the Advisor during such period, the Advisor reduced its fee in the amount of $94,638. For the fiscal years ended October 31, 2007 and 2006, the Advisor received its fee in the amount of $109,153 and $188,500, respectively.

To the extent the Fund's average net assets are less than $11 million and the aggregate expenses of every character, including but not limited to investment advisory fees of the Advisor (but excluding (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business, (vi) dividend expense on short sales, and (vii) expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act), incurred by the Fund ("Fund Operating Expenses") exceed 2.75% (the "Operating Expense Limit"), the Advisor has contractually agreed to reduce its fees until February 28, 2010 (the "Fee Reduction Agreement"). In determining Fund Operating Expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund Operating Expenses so as to benefit the Advisor. Finally, the Operating Expense Limit excludes any "acquired fund fees and expenses" as that term is described in the prospectus of the Fund. Pursuant to the Fee Reduction Agreement, the Fund may reimburse the Advisor for any advisory fee reductions during any of the previous three (3) years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $11 million; and (ii) the Fund's total annual expense ratio is less than the percentage limit stated
above. This recoupment may not include any additional charges or fees, such as interest accruable on the amounts to be recouped Additionally, the Advisor previously contractually agreed to reduce or limit its fees and to reimburse other operating expenses of the Fund pursuant to expense limitation arrangements. Although these expense limitation arrangements have expired, the Advisor may still be entitled to reimbursement of fees reduced or expenses reimbursed pursuant to provisions thereof that survived expiration. The Advisor may recoup the sum of all fees reduced or expenses reimbursed during any of the previous three (3) years, less any reimbursements previously paid, provided overall expenses do not exceed the threshold established in such prior expense limitation arrangements. This recoupment may not include any additional charges or fees, such as interest accruable on the amounts to be recouped.

PORTFOLIO MANAGERS

      COMPENSATION. The portfolio managers are principals of the Advisor and their compensation varies with the general success of the Advisor as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Advisor for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.

      OWNERSHIP OF FUND SHARES. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund's fiscal year ended October 31, 2008 stated as one of the following ranges:
A =  None;  B =  $1-$10,000;  C =  $10,001-$50,000;  D =  $50,001-$100,000;  E =
$100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

              -----------------------------------------------------
                                                 Dollar Range of
              Name of                            Equity Securities
              Portfolio Manager                  in the Fund
              -----------------------------------------------------
              W. Whitfield Gardner                      G
              -----------------------------------------------------
              John L. Lewis, IV                         F
              -----------------------------------------------------

     OTHER ACCOUNTS. In addition to the Fund, the portfolio managers (working as a team) are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of the end of the Fund's fiscal year ended October 31, 2008.

-------------------------------------------------------------------------------------------------------------------
                              Registered Investment        Other Pooled Investment
          Name                      Companies*                     Vehicles                  Other Accounts
          ----                      ----------                     --------                  --------------
                             Number of     Total Assets    Number of    Total Assets    Number of     Total Assets
                              Accounts        (000)        Accounts        (000)        Accounts         (000)
-------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner         3              $526,900       3             $59,900        1,795         $4,411,400
-------------------------------------------------------------------------------------------------------------------
  Accounts where             0              $0             3             $59,900        4             $13,100
  advisory fee is based
  upon account
  performance
-------------------------------------------------------------------------------------------------------------------
John L. Lewis, IV            3              $526,900       3             $59,900        1,795         $4,411,400
-------------------------------------------------------------------------------------------------------------------
  Accounts where             0              $0             3             $59,900        4             $13,100
  advisory fee is based
  upon account
  performance
-------------------------------------------------------------------------------------------------------------------

*     INCLUDES THE TWO FUNDS OF THE TRUST.

      CONFLICTS OF INTERESTS. Mr. Gardner's and Mr. Lewis's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles (collectively, the "Other Accounts"). The

Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

      KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, because the Fund seeks to track its benchmark based on published information about the benchmark index, much of this information is publicly available. Moreover, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

      INVESTMENT OPPORTUNITIES. The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Advisor may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements") each effective as of July 27, 2007.

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Advisor under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

      -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

      -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

      -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies;

      -- files the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

      -- assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

      -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 27, 2009. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

Prior to July 27, 2007, The Nottingham Management Company d/b/a The Nottingham Company ("TNC") served as Administrator and Fund Accountant. For Fund Accounting and Administration services TNC received a fund administration fee at an annual rate of 0.075% of the average daily net assets of the Fund, plus an annual fee of $12,500 per class of shares. In addition TNC received a base monthly fund accounting fee of $2,250 for each class of shares and an annual asset based fee of 0.01% of the net assets of the Fund for fund accounting and recordkeeping services. TNC also received the following to procure and pay the custodian for the Trust: 0.02% of the Fund's net assets up to $100 million and 0.009% on the Fund's net assets over $100 million plus transaction fees with a minimum annual fee of $4,800 ($400 per month).

Prior to July 27, 2007, North Carolina Shareholder Services, LLC ("NCSS") provided transfer agent and shareholder services. The Fund paid NCSS a monthly fee at an annual rate of $15 per shareholder per year, subject to a minimum fee of $1,500 per month.

For the fiscal years ended October 31, 2008, 2007 and 2006, Ultimus, TNC and NCSS received the following fees:

ADMINISTRATION FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                             PAID TO ULTIMUS          PAID TO TNC
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2008        $18,000                  N.A.
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007         $4,500                   N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007         N.A.                     $31,176
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006        N.A.                     $39,138
--------------------------------------------------------------------------------

FUND ACCOUNTING FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                            PAID TO ULTIMUS          PAID TO TNC
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2008       $37,203                  N.A.
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007        $9,338                   N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007        N.A.                     $40,722
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006       N.A.                     $55,885
--------------------------------------------------------------------------------

TRANSFER AGENT FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                            PAID TO ULTIMUS          PAID TO NCSS
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2008       $21,000                  N.A.
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007        $5,250                   N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007        N.A.                     $19,750
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006       N.A.                     $27,000
--------------------------------------------------------------------------------

DISTRIBUTOR. Effective July 27, 2007, Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Advisor for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

Prior to July 27, 2007, Capital Investment Group, Inc. ("CIG"), acted as the underwriter and distributor of the Fund's shares.

CUSTODIAN. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, serves the independent registered public accounting firm for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

LEGAL COUNSEL. Husch Blackwell Sanders, LLP, 4801 Main Street, Suite 1000, Kansas City, Missouri, 64112, serves as legal counsel to the Trust and the Fund.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction. As stated in the Prospectuses, share certificates are generally not issued.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 15th or last day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $1,000,000 or more for holders of Institutional shares and $25,000 or more for holders of Class A Investor shares may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account. Instructions for establishing this service are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60 days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:


                                      -30

                           THE CHESAPEAKE GROWTH FUND
       [Class A Investor shares] or [Institutional shares], PLEASE SPECIFY
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Purchase and Redemption Price - Determining the Fund's NAV" in the Prospectuses.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90 day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's NAV at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectuses under the heading "Redeeming Shares - Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund's policy, the Fund and Advisor generally will not disclose the Fund's portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund's portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund's fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-430-3863. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund's Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. The Fund will generally make this information available to the public on its website at http://www.chesapeakefunds.com within thirty days of the end of the calendar quarter and such information will remain available until new information for the next calendar quarter is posted. The Fund may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after such information has been publicly disclosed on the Fund's website.

The Fund and/or Advisor may share non-public portfolio holdings information with the Fund's service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund's fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm and legal counsel as identified in the Fund's Prospectuses and SAI, Morgan Stanley & Co. Incorporated, with whom the Fund may potentially enter into securities lending transactions, Broadridge Financial Solutions, an investor communications, document management and proxy processing provider that the Fund may engage for mutual fund proxy distribution, voting, tabulation and solicitation services, and Filepoint EDGAR Services, Chirp
Typesetting  and  Design  and  Financial   Graphic  Services,   Inc.   financial
edgarizing, typesetting and printing firms that the Fund may engage for, among other things, the edgarizing, typesetting, printing and/or distribution of regulatory and compliance documents. The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund's service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund's portfolio holdings information.

The Fund's policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund's portfolio holdings to unauthorized third parties. The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal year ended  October 31, 2008,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S(R). The following summarizes the highest four ratings used by Standard & Poor's ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

      AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTOR SERVICE, INC. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

      Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

      Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

      A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

      Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS.

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

      P-1 -Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      P-3  -  Issuers  (or  supporting   institutions)  rated  Prime-3  have  an
      acceptable ability to repay short-term obligations.

      NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

US MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS
----------------------------------------------------------

Short-Term Debt Ratings - There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

      MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings - In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

      VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch Ratings Ltd. ("Fitch"):

LONG-TERM RATINGS.

      AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA - Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

      BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

SHORT-TERM RATINGS.

      F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

      F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

      F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

 (+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC," nor to short-term ratings other than "F1." The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

      (1)   the Trust's Proxy Voting and Disclosure Policy and
      (2) the Advisor's Proxy Voting Policy, including a detailed description of the Advisor's specific proxy voting guidelines.

                         GARDNER LEWIS INVESTMENT TRUST

                       PROXY VOTING AND DISCLOSURE POLICY

I.    INTRODUCTION

      Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

      The IC Amendments require that the Gardner Lewis Investment Trust ("Trust") and each of its series of shares, The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund and The Chesapeake Core Growth Fund (individually "Fund" and collectively "Funds"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

      This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.   SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

      A.    GENERAL

      The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

      B.    DELEGATION TO FUND'S ADVISOR

      The Board believes that Gardner Lewis Asset Management L.P. ("Advisor"), as the Funds' investment Advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

      (i)   to make the proxy voting decisions for each Fund; and
      (ii) to assist each Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

      The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by the Advisor.

      C.    CONFLICTS

      In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.

III.  FUND DISCLOSURE

      A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

      Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at HTTP://WWW.SEC.GOV. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

      B.    DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

      In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

      Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

            (i)   The name of the issuer of the portfolio security;
            (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
            (iii) The  Council on  Uniform  Security  Identification  Procedures
                  ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
            (iv)  The shareholder meeting date;
            (v)   A brief identification of the matter voted on;
            (vi) Whether the matter was proposed by the issuer or by a security holder;
            (vii) Whether the Fund cast its vote on the matter;
            (viii)How the  Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
            (ix)  Whether the Fund cast its vote for or against management.

      Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

      Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.   RECORDKEEPING

      The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

            (i)   A copy of this Policy;
            (ii)  Proxy statements received regarding each Fund's securities;
            (iii) Records of votes cast on behalf of each Fund; and

            (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

      The foregoing records may be kept as part of the Advisor's records.

      A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.    PROXY VOTING COMMITTEE

      A.    GENERAL

      The proxy voting committee of the Trust ("Proxy Voting Committee") shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

      B.    POWERS AND METHODS OF OPERATION

      The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.   OTHER

      This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 1st day of July, 2003.

                         GARDNER LEWIS ASSET MANAGEMENT

                               PROXY VOTING POLICY

It is the intent of Gardner Lewis Asset Management ("Gardner Lewis") to vote proxies in the best interests of the firm's clients. In order to facilitate this proxy voting process, Gardner Lewis receives proxy voting and corporate governance advice from Glass Lewis & Co. to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by Gardner Lewis' operations and research staff through information received from Glass Lewis regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or reports detailing how proxies relating to their securities were voted by contacting the advisor directly. Investors in the Chesapeake Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling the Fund at 1-800-430-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at http://www.sec.gov.

GLASS LEWIS

Glass Lewis is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Unless otherwise directed by clients, Gardner Lewis utilizes the Glass Lewis Standard Policy. Some clients request that Gardner Lewis vote proxies for their accounts in compliance with a Taft Hartley policy and Gardner Lewis accommodates these requests. These services, provided to Gardner Lewis, include in-depth research, analysis, and voting recommendations. In the vast majority of circumstances proxy issues are voted in accordance with Glass Lewis recommendations.

Gardner Lewis has also appointed a group of senior level employees to act as a Proxy Committee ("Proxy Committee"). In those circumstances where the Portfolio Manager or Analyst who covers a security for Gardner Lewis determines that they wish to vote contrary to Glass Lewis' recommendations, the Proxy Committee reviews the issue and makes the final decision regarding how shares will be voted. In evaluating issues, the Proxy Committee may consider information from Glass Lewis, the Analyst/Portfolio Manager, the management of the subject company, and shareholder groups.

CONFLICTS OF INTEREST

As stated above, the Proxy Committee reviews all of those issues where Gardner Lewis' internal research staff believes that proxies should be voted contrary to Glass Lewis guidelines. The Proxy Committee's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Proxy Committee examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Proxy Committee will direct that the proxy issue must be voted with Glass Lewis' recommendation. In the event Glass Lewis is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Proxy Committee will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for other Gardner Lewis clients holding the same security. For securities not held by a Fund, if Glass Lewis is unable to make a recommendation then Gardner Lewis' internal Proxy Committee will direct the voting of such shares.

VOTING PROCEDURES

Gardner Lewis utilizes Broadridge, an outside voting agent service, to cast and record all client votes, and Glass Lewis to provide independent research on corporate governance, proxy and corporate responsibility issues.

When a new account is opened where Gardner Lewis is responsible for voting proxies, a letter is sent to Broadridge informing them that they will act as our proxy voting agent for that account. Gardner Lewis notifies Broadridge and provides a daily holdings file on each account, which is uploaded into Broadridge's proprietary software.

Proxy research material is downloaded from Glass Lewis' internet platform by Gardner Lewis' Proxy Administrator, who is responsible for setting up new accounts, keeping track of all pertinent meeting dates and deadlines, distributing proxy statements to analysts, maintaining documents created that were material to the voting decision, keeping records of votes cast, and providing reports on votes cast.

After  Glass  Lewis  proxy  analyses  are  downloaded  and  printed,   they  are
distributed to Gardner Lewis' Research Analysts who are responsible for ensuring voting decisions are consistent with the best interests of the firm's clients.

The voting decisions are forwarded to Gardner Lewis' Proxy Administrator for voting through Broadridge's interactive web voting feature.

Gardner Lewis may enter into client agreements that govern the manner in which Gardner Lewis votes proxies on behalf of its clients. These agreements may provide that the client has retained discretion with respect to proxies or has delegated discretion to another party. In such cases, the terms of these agreements will govern the manner in which Gardner Lewis treats proxies related to these client accounts.

Gardner Lewis votes most proxies for clients where voting authority has been given to the advisor by the client. However, in some circumstances the advisor may decide not to vote some proxies if they determine that voting such proxies is not in the client's best interests. For example: the advisor may choose not to vote routine matters if shares would need to be recalled in a stock loan program. Gardner Lewis will not vote proxies for legacy securities held in a new client account previously managed by another manager that the advisor intends to sell, proxies for securities held in an unsupervised portion of a client's account, proxies that are subject to blocking restrictions, proxies that require the advisor to travel overseas in order to vote, or, proxies that are written in a language other than English.

RECORD RETENTION

Gardner Lewis retains records relating to proxy voting policies and procedures, proxy statements received for client securities (the advisor may rely on filings made on Edgar or its voting service to maintain this record), records of votes cast on behalf of clients, records of client requests for proxy voting info, documents prepared by the advisor that were material to making a proxy voting decision or memorialized the basis for the decisions. All such records will be maintained as required by applicable laws and regulations.

VOTING GUIDELINES

Attached is the  current  Glass Lewis Proxy  Research  Guidelines  that  provide general voting parameters on various types of issues when there are no extenuating circumstances. As discussed above, in the vast majority of circumstances proxy issues will be voted in accordance with Glass Lewis recommendations.

Gardner Lewis reserves the right to amend and revise this policy without notice at any time.

                                GLASS LEWIS & CO.
                                2009 PROXY SEASON

                                TABLE OF CONTENTS

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS .........    2
ELECTION OF DIRECTORS .....................................................    2
INDEPENDENCE ..............................................................    2
PERFORMANCE ...............................................................    5
EXPERIENCE ................................................................   13
OTHER CONSIDERATIONS ......................................................   13
CONTROLLED COMPANIES ......................................................   15
MUTUAL FUND BOARDS ........................................................   16
DECLASSIFIED BOARDS .......................................................   17
MANDATORY DIRECTOR RETIREMENT PROVISIONS ..................................   18
DIRECTOR TERM LIMITS ......................................................   18
DIRECTOR AGE LIMITS .......................................................   18
REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT .............................   19
SHAREHOLDER ACCESS ........................................................   19
MAJORITY VOTE FOR THE ELECTION OF DIRECTORS ...............................   19
II. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING .....................   20
AUDITOR RATIFICATION ......................................................   20
PENSION ACCOUNTING ISSUES .................................................   22
III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE ........................   22
LINKING PAY WITH PERFORMANCE ..............................................   22
LIMITS ON EXECUTIVE COMPENSATION ..........................................   22
EQUITY-BASED COMPENSATION PLANS ...........................................   23
OPTION EXCHANGES ..........................................................   24
PERFORMANCE-BASED OPTIONS .................................................   25
OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING ......................   25
162(M) PLANS ..............................................................   36
DIRECTOR COMPENSATION PLANS ...............................................   27
SHAREHOLDER PROPOSALS REGARDING COMPENSATION ISSUES .......................   27
IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE ....................   29
ANTI-TAKEOVER MEASURES ....................................................   29
MUTUAL FUNDS:  INVESTMENT POLICIES AND ADVISORY AGREEMENTS ................   34
V. SHAREHOLDER INITIATIVES AND MANAGEMENT OF THE FIRM .....................   35

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The  purpose  of  Glass  Lewis'  proxy  research  and  advice  is to  facilitate
shareholder   voting  in  favor  of  governance   structures   that  will  drive
performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when a director sits on multiple boards and has a track record that indicates a lack of objective decision making, that will also be considered when assessing the independence of directors. Ultimately, the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made.

We look at each director nominee to examine the director's relationships with the company, the company's executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director's decisions. We believe that such relationships make it difficult for a director to put shareholders' interests above the director's or the related party's interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

      1. INDEPENDENT DIRECTOR - An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years(1) before the inquiry are usually considered "current" for purposes of this test.

            In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her

--------------------
(1) NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look back period to directors who have previously served as executives of the company on an interim basis for less than one year.

            resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

      2. AFFILIATED DIRECTOR - An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.(2) This includes directors whose employers have a material financial relationship with the company.(3) In addition, we view a director who owns or controls 20% or more of the company's voting stock as an affiliate.

            We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

      3. INSIDE DIRECTOR - An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, a director who derives more than 50% of total compensation from a company as a result of affiliated transactions with the director's employer faces a conflict between making decisions that are in the best interests of the company versus those in the director's own best interests. Therefore, we will recommend voting against such a director.(4)

      DEFINITION OF "MATERIAL": A material relationship is one in which the dollar value exceeds: (i) $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or (ii) $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services (This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive.); and any aircraft and real estate dealings between the company and the director's firm; or (iii) 1% of either company's consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

      DEFINITION OF "FAMILIAL": Familial relationships include a person's spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person's home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $100,000 or more per year or the compensation is not disclosed.

--------------------
(2)  If  a   company   classifies   one  of  its   non-employee   directors   as
non-independent, Glass Lewis will classify that director as an affiliate.

(3) We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of "material."

(4) Glass Lewis will recommend shareholders withhold support for directors if shareholders cannot vote against. This applies throughout the guidelines.

      DEFINITION OF "COMPANY": A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

      VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE: Glass Lewis believes a board will be most effective in protecting shareholders' interests if it is at least two-thirds' independent. Where more than one-third of the members are affiliated or inside directors, we typically(5) recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

      In the case of a less than two-thirds independent board, Glass Lewis strongly supports the appointment of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman's presence. We note that each of the Business Roundtable, The Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent.

In addition, we scrutinize avowedly "independent" chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

      COMMITTEE INDEPENDENCE: We believe that ONLY independent directors should serve on a company's audit, compensation, nominating, and governance committees.(6) We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

      SEPARATION OF THE ROLES OF CHAIRMAN AND CEO: Glass Lewis believes that separating the roles of corporate officer and chairman creates a better governance structure than a combined executive/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO sits on or chairs the board, since a CEO/chairman presumably will have significant influence over the board.

      It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

      A CEO should set the strategic course for the company, with the board's approval, and the board should enable the CEO to carry out the CEO's vision for accomplishing the board's objectives. Failure to achieve the board's objectives should lead the board to replace that CEO with someone in whom the board has confidence.

--------------------
(5) With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the affiliates or insiders who are up for election just to achieve two-thirds independence.

(6) We will recommend voting against any audit committee member who owns 20% or more of the company's stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating, and governance committees.

      Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

      We do not recommend that shareholders vote against CEOs who serve on or chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

PERFORMANCE

The most crucial test of a board's commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served. We also look at how directors voted while on the board.

      VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE: We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

            1. A director who fails to attend a minimum of 75% of the board meetings or 75% of the total of applicable committee meetings and board meetings.(7)

            2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director's fault (we look at these late filing situations on a case-by-case basis).

            3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

            4. A director who has received two vote against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

            5. All directors who served on the board if, for the last three years, the company's performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

            6.    An  insider   director  who  derives  more  than  50%  of  the
                  director's  income  from  affiliated   transactions  with  the
                  company.

      AUDIT COMMITTEES AND PERFORMANCE: Audit committees play an integral role in overseeing the financial reporting process because "[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market

--------------------
(7) However, where a director has served for less than one full year, we will not typically recommend voting against for failure to attend 75% of meetings. Rather, we will note the failure with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

      process. The vital oversight role audit committees play in the process of producing financial information has never been more important."(8)

      When assessing an audit committee's performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

            A proper and  well-functioning  system exists,  therefore,  when the three main groups responsible for financial reporting - the full board including the audit committee, financial management including the internal auditors, and the outside auditors - form a `three legged stool' that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be `first among equals' in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

      STANDARDS FOR ASSESSING THE AUDIT COMMITTEE: For an audit committee to function effectively on investors' behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said "members of the audit committee must be independent and have both knowledge and experience in auditing financial matters."(9)

      We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer
      (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

      Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

--------------------
(8) "Audit Committee Effectiveness - What Works Best." PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

(9) Commission on Public Trust and Private  Enterprise.  The  Conference  Board.
2003.

      When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:(10)

            1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.
            2. The audit committee chair, if the audit committee does not have a financial expert or has a financial expert who does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.
            3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.
            4. The audit committee chair, if the committee has less than three members.
            5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member's attendance at all board and committee meetings.
            6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.
            7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (i.e., we recommend against ratification of the auditor).
            8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the PCAOB.
            9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
            10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
            11. The audit committee chair(11) if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.
            12. All members of an audit committee where the auditor has resigned and reported that a section 10A(12) letter has been issued.

--------------------
(10) Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

(11) In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

(12) Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and should be taken seriously.

            13. All members of an audit committee at a time when material accounting fraud occurred at the company.
            14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:
                  o     The  restatement   involves  fraud  or  manipulation  by
                        insiders;
                  o     The  restatement  is  accompanied  by an SEC  inquiry or
                        investigation;
                  o     The restatement involves revenue recognition;
                  o     The restatement  results in a greater than 5% adjustment
                        to costs of goods sold,  operating expense, or operating
                        cash flows; or
                  o     The restatement  results in a greater than 5% adjustment
                        to net income,  10% adjustment to assets or shareholders
                        equity,  or  cash  flows  from  financing  or  investing
                        activities.
            15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.
            16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).
            17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
            18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.
            19. All members of the audit committee if the contract with the auditor specifically limits the auditor's liability to the company for consequential damages or requires the corporation to use alternative dispute resolution.(13)
            20. All members of the audit committee who served since the date of the company's last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

      We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

      COMPENSATION COMMITTEE PERFORMANCE: Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of the business's long-term shareholders returns.

--------------------
(13)See the Council of Institutional Investors. "Corporate Governance Policies,"
p. 4, April 5, 2006; and "Letter from Council of Institutional Investors to the AICPA," November 8, 2006.

      Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

      Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

      Coupled with new compensation disclosure requirements adopted by the SEC for the 2007 proxy season was a requirement for the presentation of the Compensation Discussion and Analysis (CD&A) report in each company's proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as management-submitted advisory compensation vote proposals, which allow shareholders to vote on the compensation paid to a company's top executives. Beginning with AFLAC in 2008, there are now more than a dozen U.S. companies that are expected to allow shareholders such a vote in 2009.

      In our evaluation of the CD&A, we examine, among other factors, the following:

            1. The extent to which the company has used performance goals in determining overall compensation as an indication that pay is tied to performance.
            2. How well (i.e., how clearly) the company has disclosed performance metrics and goals so that shareholders may make an independent determination that goals were met.
            3. The extent to which the performance metrics, targets and goals are implemented to enhance company performance.
            4. The selected peer group(s) so that shareholders can make a comparison of pay and performance across the appropriate peer group.
            5.    The   amount  of   discretion   granted   management   or  the
                  compensation committee to deviate from defined performance metrics and goals in making awards.

      We evaluate compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee.

      When assessing the performance of compensation committees, we will recommend voting against the following:(14)

            1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis).(15)
            2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.
            3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.(16)
            4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
            5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
            6. All members of the compensation committee if excessive employee perquisites and benefits were allowed.
            7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).
            8. All members of the compensation committee when the company repriced options within the past two years and we would not have supported the repricing (e.g., officers and directors were allowed to participate).
            9. All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.
            10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.
            11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
            12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.
            13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to

--------------------
(14) Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

(15) Where there have been multiple CEOs in one year, we will consider not recommending to vote against and deferring judgment until the next year or a full year after arrival.

(16) In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers, we refrain from recommending to vote against the compensation chair.

            14. alter performance terms or increase amounts of awards in contravention of previously defined targets.
            15. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.(17)

      NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE: The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

      Regarding the nominating and or governance committee, we will recommend that votes be withheld from the following:(18)

            1. All members of the governance committee(19) during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.(20) Examples of these types of shareholder proposals are majority vote to elect directors and requests for advisory votes on compensation policies.
            2. The governance committee chair,(21) when the chairman is not independent and an independent lead or presiding director(22) has not been appointed.

--------------------
(17) In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against members of the governance committee.

(18) Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

(19) If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

(20) Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

(21) If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

(22) We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

            3. In the absence of a nominating committee, the governance committee chair when there are less than five directors, or all members of the governance committee when there are more than 20 members on the board.
            4. The governance committee chair, when the committee fails to meet at all during the year.
            5. The governance committee chair, when for two consecutive years the company provides what we consider to be inadequate related party-transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing shareholders from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

      Regarding the nominating committee, we will recommend that votes be withheld from the following:(23)

            1. All members of the nominating committee, when the committee nominated or renominated an individual who had a SIGNIFICANT conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.
            2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated).
            3. In the absence of a governance committee, the nominating committee chair(24) when the chairman is not independent, and an independent lead or presiding director has not been appointed.(25)
            4. The nominating committee chair when there are less than five directors, or all members of the nominating committee when there are more than 20 members on the board.(26)
            5. In rare instances, the nominating committee chair, when a director received a greater than 25% vote against the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.(27)

      BOARD-LEVEL RISK MANAGEMENT OVERSIGHT: Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to

--------------------
(23) Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

(24) If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

(25) In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

(26) In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

(27) We apply an especially nuanced approach in this case. Considering that shareholder discontent clearly relates to the director who received a greater than 25% vote against rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend to vote against the nominating chair if a reasonable analysis suggests that it would be most appropriate course of action.

      financial risk. We believe such financial firms should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. As such, any non-financial firm that has a significant hedging strategy or trading strategy that includes financial and non-financial derivatives should also have a risk committee or its equivalent along with a chief risk officer who reports directly to the board.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company's board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)(28), we will consider recommending to vote against the chairman of the board on that basis.

EXPERIENCE

We find that a director's past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and director serving at 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience: We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting-related problems, and/or other indicators of mismanagement or actions against the interests of shareholders.(29)

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

OTHER CONSIDERATIONS

In  addition  to the  three key  characteristics  -  independence,  performance,
experience   -  that   we  use  to   evaluate   board   members,   we   consider
conflict-of-interest issues in making voting recommendations.

Conflicts of Interest: We believe that a board should be wholly free of people who have an identifiable and substantial conflict of interest, regardless of the overall presence of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

--------------------
(28) A committee responsible for risk management could be a dedicated risk committee, or another board committee, (usually the audit committee but occasionally the finance committee), depending on a given company's board structure and method of disclosure. In some cases, the entire board is charged with risk management.

(29) We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

      1.    A CFO who is on the  board:  In our  view,  the CFO  holds a  unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.
      2. A director who is on an excessive number of boards: Glass Lewis will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards. Academic literature suggests that one board takes up approximately 200 hours per year of each member's time. We believe this limits the number of boards on which directors can effectively serve, especially those who are running another company.(30) Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.7, down from 1.0 in 2003 and 2.0 in 1998.(31)
      3. A director, or a director who has an immediate family member, providing consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company's decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company's directors.
      4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.
      5. Interlocking directorships: CEOs or other top executives who serve on each other's boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.(32)
      6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

Size of the Board of Directors: While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of "too many cooks in the kitchen" and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

--------------------
(30) Our guidelines are consistent with the standards set forth by the NACD in its "Report of the NACD Blue Ribbon Commission on Director Professionalism," 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its "Corporate Governance Best Practices: A Blueprint for the Post-Enron Era," 2002,
p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

(31) SPENCER STUART BOARD INDEX, 2008, p. 18

(32) There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).(33)

CONTROLLED COMPANIES

Controlled companies present an exception to our independence recommendations. The board's function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not recommend voting against directors on boards whose composition reflects the makeup of the shareholder population. In other words, affiliates and insiders who are associated with the controlling entity are not subject to the two-thirds independence rule.

INDEPENDENCE EXCEPTIONS: The independence exceptions that we make for controlled companies are as follows:

      1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

      2. The compensation committee and nominating and governance committees do not need to consist of independent directors.

            a. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company's shareholder base makes such committees weak and irrelevant.

            b. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives' pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company's compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

      3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board - such as chairman or presiding director - can best carry out the board's duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

      4. Where an individual or entity owns more than 50% of a company's voting power but the company is NOT a "controlled" company, we lower our independence requirement from two-thirds to a majority of the board and keep all other standards in place.

--------------------
(33) The Conference Board, at p. 23 in its report "Corporate Governance Best Practices, Id.," quotes one of its roundtable participants as stating, "[w]hen you've got a 20 or 30 person corporate board, it's one way of assuring that nothing is ever going to happen that the CEO doesn't want to happen."

SIZE OF THE BOARD OF DIRECTORS: We have no board size requirements for controlled companies.

AUDIT COMMITTEE INDEPENDENCE: We believe that audit committees should consist solely of independent directors. Regardless of a company's controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company's financial statements. Allowing affiliated directors to oversee audits could create an insurmountable conflict of interest.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund's investment adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

      1. SIZE OF THE BOARD OF DIRECTORS: The board should be made up of between five and twenty directors.

      2. THE CFO ON THE BOARD: Neither the CFO of the fund nor the CFO of the fund's investment adviser should serve on the board.

      3. INDEPENDENCE OF THE AUDIT COMMITTEE: The audit committee should consist solely of independent directors.

      4. AUDIT COMMITTEE FINANCIAL EXPERT: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

      1. INDEPENDENCE OF THE BOARD: We believe that three-fourths of an investment company's board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into "proposed rule" status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

      2. WHEN THE AUDITOR IS NOT UP FOR RATIFICATION: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

      3. NON-INDEPENDENT CHAIRMAN: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund's chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company's nominating committee as well as the chairman if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that "an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser." (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm's value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover "reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced."(34) When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.(35)

During a March 2004 GLASS LEWIS PROXY TALK on staggered boards, the proponents of staggered boards could not identify research showing that staggered boards increase shareholder value. The opponents of such a structure marshaled significant support for the proposition that, holding everything else constant, classified boards reduce shareholder value. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards "reduce the market value of a firm by 4% to 6% of its market capitalization" and that "staggered boards bring about and not merely reflect this reduction in market value."(36)

Shareholders have increasingly come to agree with this view. In 2008 only 40% of U.S. companies had a classified board structure, down from approximately 60% of companies in 2004. Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.

--------------------
(34) Lucian Bebchuk, John Coates, Guhan Subramanian,  "The Powerful Antitakeover
Force  of  Staggered   Boards:   Further  Findings  and  a  Reply  to  Symposium
Participants," December 2002, page 1.

(35) ID. at 2 ("Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].").

(36) Lucian Bebchuk, Alma Cohen, "The Costs of Entrenched Boards" (2004).

Given the empirical evidence suggesting staggered boards reduce a company's value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR RETIREMENT PROVISIONS

DIRECTOR TERM LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders' best interests. Too often they are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making "tough decisions."

Academic literature suggests that there is no evidence of a correlation between length of tenure and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

In our view, a director's experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

However, if a board adopts term limits, it should follow through and not waive the limits. If the board waives its term limits, Glass Lewis will consider recommending voting against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction.

DIRECTOR AGE LIMITS

Glass Lewis believes that age limits are not in shareholders' best interests. Academic literature suggests that there is no evidence of a correlation between age and director performance. Like term limits, age limits are a crutch for boards that are unwilling to police their membership and decide when turnover is appropriate.

While we understand some institutions' support for age limits as a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits is to restrict experienced and potentially valuable board members from service through an arbitrary cut-off date. Further, age limits unfairly imply that older (or in rare cases, younger) directors cannot contribute to company oversight. A director's experience can be valuable to shareholders because directors navigate complex and critical issues when serving on a board.

We believe that shareholders are better off monitoring the board's approach to corporate governance and the board's stewardship of company performance rather than imposing inflexible rules that don't necessarily correlate with returns or benefits for shareholders.

However, if a board has adopted age limits for directors and yet chooses to waive them, we will consider recommending to vote against the nominating and/or governance committees, unless the rule was waived for the purpose of completing a pending corporate transaction such as a merger.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. But we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board's clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

SHAREHOLDER ACCESS

THE SEC PROPOSAL: Shareholders have continuously sought a way to have a voice in director elections in recent years. Most of these efforts have centered on regulatory change, the latest iteration of which is the proxy access debate that has taken place intermittently at the SEC over the past several years. In July of 2007, the SEC responded by issuing two proposed rules, one to allow certain shareholders to submit director nominations for inclusion on management's proxy and the second to disallow shareholder access proposals from being submitted by shareholders. The former rule did not pass but the latter rule was subsequently approved by the SEC in November of 2007, allowing companies to exclude shareholder access proposals from their proxy statements, in effect reverting to the SEC position prior to AFSCME's challenge, ultimately upheld by the Second Circuit Court of Appeals, of the SEC's decision to allow AIG to exclude the group's access proposal.

During this window of opportunity prior to the SEC's final rulemaking in November, three companies faced access proposals in 2007. The proposals received considerable votes in favor, garnering nearly 40% support at Hewlett Packard, 42% support at UnitedHealth and passing with 51% of the votes at Cryo-Cell International. As a result of the SEC's rulemaking, no access proposals were voted on by shareholders in 2008 and it is unlikely shareholders will have the opportunity to vote on access proposals in 2009 as well.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the DE FACTO standard in corporate board elections at large US companies. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During 2008 Glass Lewis tracked 28 proposals to require a majority vote to elect directors, down from 54 proposals during 2007 and 147 proposals during 2006. The steep decline in the number of proposals being submitted was a result of many companies adopting some form of majority voting, including well over 2/3 of companies in the S&P 500 index. During both 2008 and 2007 the average vote in favor of such proposals was just over 50% versus 44% in 2006.

THE PLURALITY VOTE STANDARD: Today, most companies elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of any nominee (including himself, if the director is a shareholder), that nominee "wins" the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in "failed elections." This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

ADVANTAGES OF A MAJORITY VOTE STANDARD: If a majority vote standard was implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified, shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps include modified approaches requiring directors that receive a majority of withheld votes to resign to amending company by-laws to require a majority vote of outstanding shares to elect directors but also retaining discretion to seat a director via a resignation policy. But a small number of companies, such as Lockheed Martin, have had a longstanding requirement of a majority of outstanding shares (a higher standard than votes cast) to elect a director.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director's replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

II.   TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

The auditor's role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company's books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company's financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company's fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

      "The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence."

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor's interests and the public's interests. Almost without exception, shareholders should be able to annually review an auditor's performance and to annually ratify a board's auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that "to further enhance audit committee oversight and auditor accountability . .. . disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement."(37)

      VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION: We generally support management's choice of auditor except when we believe the auditor's independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

      Reasons why we may not recommend ratification of an auditor include:

            1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
            2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.(38)
            3.    When  the  auditor  performs   prohibited   services  such  as
                  tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
            4. When audit fees are excessively low, especially when compared with other companies in the same industry.
            5.    When the company has aggressive accounting policies.
            6. When the company has poor disclosure or lack of transparency in its financial statements.
            7. Where the auditor limited its liability through its contract with the company.
            8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor's interests and shareholder interests.

--------------------
(37) "Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury." p. VIII:20, October 6, 2008.

(38) An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

We  typically  support  audit-related   proposals  regarding  mandatory  auditor
rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company's net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company's discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company's performance.

III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

LINKING PAY WITH PERFORMANCE

Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates the pay of the top five executives at US companies. Our model benchmarks these executives' pay against their performance using three peer groups for each company: an industry peer group, a smaller sector peer group, and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance.

We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee's performance.

LIMITS ON EXECUTIVE COMPENSATION

Generally, Glass Lewis believes shareholders should not be directly involved in setting executive pay. Such matters should be left to the compensation committee. We view the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, we believe that companies whose pay-for-performance is in line with their peers should be able to pay their executives in a way that drives growth and profit, without destroying ethical values, giving consideration to their peers' comparable size and performance.

However, Glass Lewis favors performance-based compensation as an effective way to motivate executives to act in shareholders' best interests. Performance-based pay may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

      LIMITS ON EXECUTIVE STOCK OPTIONS

      Stock options are a common form of executive compensation. Making options a part of compensation may be an effective way to attract and retain experienced executives and other key employees. Tying a portion of an executive's pay to company performance also provides a good incentive for executives to maximize share value. Thus, we typically recommend that our clients oppose caps on executive stock options. However, stock option plans should prohibit re-pricing or acceleration of the options.

      LINKING PAY TO SOCIAL CRITERIA

      Glass Lewis believes that ethical behavior is an important part of executive performance and should be taken into account when evaluating performance and determining compensation. But Glass Lewis also believes that the compensation committee is in the best position to set policy on management pay. Through director elections, shareholders can hold the compensation committee accountable for pay awarded.

EQUITY-BASED COMPENSATION PLANS

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is quantitative and focused on the plan's cost as compared with the business's operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program's expected annual expense with the business's operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan's expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm create enterprise value and not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because we believe that academic literature proves that some absolute limits are warranted.

We evaluate option plans based on ten overarching principles:

      1.    Companies should seek more shares only when needed.

      2. Plans should be small enough that companies need shareholder approval every three to four years (or less).

      3. If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

      4.    Annual net share count and voting power dilution should be limited.

      5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

      6. The expected annual cost of the plan should be proportional to the business's value.

      7. The intrinsic value that option grantees received in the past should be reasonable compared with the business's financial results.

      8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.

      9.    Plans should not permit re-pricing of stock options.

      10. Plans should not contain excessively liberal administrative or payment terms.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be "rescued" from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option's value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to re-trading.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends cause a stock's value to decline dramatically, rather than specific company issues, and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original "bargain" was struck. In such a circumstance, we will support a repricing only if the following conditions are true:

      (i) officers and board members do not participate in the program;

      (ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

      (iii) the exchange is value-neutral or value-creative to shareholders with very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

      (iv) management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

PERFORMANCE-BASED OPTIONS

Shareholders commonly ask boards to adopt policies requiring that a significant portion of future stock option grants to senior executives be based on performance. Performance-based options are options where the exercise price is linked to an industry peer group's stock-performance index.

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and the company's performance warrants such rewards. While we do not believe that equity-based pay plans for all employees should be based on overall company performance, we do support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries).

Boards often argue that basing option grants on performance would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach to attract executives with the ability to guide the company toward its targets. If the board believes in performance-based pay for executives, then these proposals requiring the same should not hamper the board's ability to create equity-based compensation plans.

We generally recommend that shareholders vote in favor of performance-based option requirements.

OPTION BACKDATING, SPRING-LOADING, AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return. Backdating an option is the act of changing an option's grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock's price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company's compensation and governance practices.(39)

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company's financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(M) PLANS

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that these proposals include: specific performance goals, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company's peers.

We typically recommend against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company's peers.

The company's record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of reasonable pay relative to business performance, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

--------------------
(39) LUCIAN  BEBCHUK,  YANIV  GRINSTEIN AND URS PEYER.  "LUCKY CEOS."  NOVEMBER,
2006.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders' best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

FULL DISCLOSURE OF EXECUTIVE COMPENSATION

Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, analysts investigate whether the company discloses the performance metrics that it uses to determine executive compensation. Performance metrics vary and may include items such as revenue growth, targets, or human resources issues.

However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use compensation information for employees below the level of the most senior corporate officers.

Moreover, it is rarely in shareholders' interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel issues that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

SHAREHOLDER PROPOSALS REGARDING COMPENSATION ISSUES

SHAREHOLDER PROPOSALS REGARDING SEVERANCE AGREEMENTS

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval and negotiation of individual severance plans. Such matters should be left to the board's compensation committee, which can be held accountable for its decisions through the election of directors.

When proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive's base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit. We believe that shareholders should be consulted before relinquishing such a right, and that such proposals would still leave companies with sufficient freedom to enter into the vast majority of severance arrangements.

Additionally, investors should monitor severance agreements when they are initially put in place. If shareholders initially approved of a severance agreement, it is inappropriate to vote against the compensation committee later on when the severance agreement goes into effect. However, in the absence of a shareholder vote on severance agreements, Glass Lewis will evaluate the role of the compensation committee when the agreement was adopted.

SHAREHOLDER PROPOSALS ON ADVISORY VOTES ON COMPENSATION

Glass Lewis carefully reviews the compensation awarded to senior executives. We believe that this is an important area in which the board's priorities are revealed. However, as a general rule, Glass Lewis does not believe shareholders should be involved in the design, negotiation or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.

But sometimes proposals are made to allow shareholders advisory approval of the company's compensation practices. Glass Lewis believes that advisory votes on compensation provide an effective mechanism for enhancing transparency in setting executive pay, improving accountability to shareholders, and providing for a more effective link between pay and performance. While a vote to approve compensation practices will not directly affect the board's ability to set compensation policy, it will allow shareholders to register their opinions regarding the company's compensation practices. We believe that a vote disapproving of a company's compensation practices may compel the board to re-examine its compensation practices and act accordingly.

The practice of voting on a company's compensation, in some cases by approving the compensation committee report, is standard in a small but growing number countries, including the U.K. since 2002. A 2004 study for the British Department of Trade and Industry found that the advisory voting requirement has resulted in "a number of well publicized situations where [compensation] committees have changed their policy or practice as a result of direct shareholder voting."(40) The study also found that the extent to which companies consulted shareholders about compensation practices has greatly increased over the past two years.

SHAREHOLDER PROPOSALS ON BONUS RECOUPMENTS FOLLOWING RESTATEMENTS ("CLAWBACKS")

Glass Lewis carefully reviews the compensation awarded to senior executives and we believe that senior executives of a company should never receive compensation for performance that was not achieved by the company.

We believe shareholders would be well served by requiring the board to adopt a more detailed and stringent policy, rather than relying on regulatory action such as requirements under Sarbanes Oxley. When examining proposals that require companies to recoup executives' bonuses paid as a result of faulty accounting, Glass Lewis

--------------------
(40) Deloitte & Touche. "Report on the Impact of the Directors' Remuneration Report Regulations." (2004).

will first look to see if the company has already adopted a policy to recoup bonuses awarded to senior executives during a restatement, and whether that policy is included in the CEO's contract. When the board has already committed to a proper course, in our opinion, and their current policy covers the major tenets of the proposal at hand while giving the board adequate flexibility to exercise discretion over these matters, we see no need for further action.

In some instances, shareholder proposals call for board action that may contravene the board's legal obligations under its agreements with executives, such as employment agreements. In addition, the board's ability to exercise its judgment and reasonable discretion on this issue may be limited under such proposals, which may not be warranted, depending on the specific situation of the company in question. A recoupment policy should only affect senior executives and those directly responsible for the company's accounting errors.

Where a company is giving a new contract to an executive that does not include a clawback provision and the company has had a material restatement, especially if the restatement was due to fraud, Glass Lewis will recommend voting against the responsible members of the compensation committee. Compensation committee members have an obligation to build in reasonable controls to executive contracts to prevent payments in the case of inappropriate behavior.

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

ANTI-TAKEOVER MEASURES

      POISON PILLS (SHAREHOLDER RIGHTS PLANS)

      Glass Lewis believes that poison pill plans are not generally in shareholders' best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

      We believe boards should be given wide latitude in directing company activities and in charting the company's course. However, on an issue such as this, where the link between the shareholders' financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan's implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

      In certain circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable `qualifying offer' clause. We will consider supporting a poison pill plan if the qualifying offer clause includes the following attributes: (i) The form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

      NOL POISON PILLS

      Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies' ability to use NOLs in the event of a "change of ownership."(41) In this case, a company may adopt or amend a poison pill ("NOL pill") in order to prevent an inadvertent change of ownership by multiple investors purchasing small amounts of stock at or near the same time, triggering a change in control under IRS rules, thereby depriving the company of the beneficial tax treatment of its NOLs. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

      Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable "sunset" provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

      Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

      RIGHT OF SHAREHOLDERS TO CALL A SPECIAL MEETING

      Glass Lewis strongly supports shareholders' right to call special meetings. But to prevent abuse and waste of corporate resources by a minority of shareholders, we believe this right should be limited to a minimum of 15% of the shareholders requesting such a meeting. Generally, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But when proposals are presented that would allow shareholders to call special meetings without a minimum threshold, we will support them because the benefit to shareholders outweighs the possible abuse of the right to call shareholder meetings.

--------------------
(41) Section 382 of the Internal Revenue Code refers to a "change of ownership" of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the "trafficking" of net operating losses.

      SHAREHOLDER ACTION BY WRITTEN CONSENT

      Glass Lewis strongly supports shareholders' right to act by written consent. As with the right to call special meetings, we believe such rights should be limited to a minimum of 15% of the shareholders requesting action by written consent, to prevent abuse and waste of corporate resources. Again, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But we will support proposals to allow shareholders to act by written consent without a minimum threshold because shareholders are better off with this right than without it, and the benefit to shareholders outweighs the potential for abuse.

      FAIR PRICE PROVISIONS

      Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation's common stock. The provision is intended to protect minority shareholder value when an acquiring corporation seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of "continuing directors" and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

      The effect of a fair price provision is to require approval of any merger or business combination with an "interested stockholder" by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company's outstanding stock, but the trigger can vary.

      Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

      Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company's operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

      (i) Stock Split - We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company's most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.
      (ii) Shareholder Defenses - Additional authorized shares could be used to bolster takeover defenses such as a "poison pill." Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.
      (iii) Financing for Acquisitions - We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.
      (iv) Financing for Operations - We review the company's cash position and its ability to secure financing through borrowing or other means. We look at the company's history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER BALLOT PROPOSALS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

      CUMULATIVE VOTING

      We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company's governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

      Cumulative voting is a process that maximizes minority shareholders' ability to ensure representation of their views on the board. It can be important when a board is controlled by insiders or affiliates and where the company's ownership structure includes one or more shareholders who control a majority-voting block of company stock.

      Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

      Academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

      Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods.

      Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

      Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business.

TRANSACTION OF OTHER BUSINESS AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund's structure and/or a fund's relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

      o     The terms of any amended advisory or sub-advisory agreement;
      o     Any changes in the fee structure paid to the investment advisor; and
      o     Any material changes to the fund's investment objective or strategy.

We generally support amendments to a fund's investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund's advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund's investment objective or strategy, we believe shareholders are best served when a fund's objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund's investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors' diversification strategies.

V.    SHAREHOLDER INITIATIVES AND MANAGEMENT OF THE FIRM

Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally favor proposals likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management and policy decisions related to political, social, or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

We feel strongly that shareholders should not attempt to micromanage the business or its executives through the initiative process. Rather, shareholders should use their influence to push for governance structures that protect shareholders, including director elections, and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe shareholders should hold directors accountable for management and policy decisions through director elections.

REIMBURSEMENT OF SOLICITATION EXPENSES

Glass Lewis feels that in some circumstances, replacing some or all directors on a company's board is warranted where the incumbent director or directors have failed in their oversight of management by failing to address continuously poor performance. Where a dissident shareholder is seeking reimbursement for his or her expenses and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for expenses incurred in waging the contest.

In the rare case where a shareholder has put the shareholder's own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of expenses by the company. In such a situation, other shareholders express their agreement by virtue of their majority vote for the dissident and will share in the improved company performance.

But contests are expensive and distracting to the management and the board. Therefore, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support a particular candidate or set of candidates.

LABOR PRACTICES AND NON-DISCRIMINATION POLICIES

Where there is clear evidence of practices resulting in significant economic exposure to the company, Glass Lewis will support shareholder proposals that seek to address labor policies, such as shareholder proposals calling for increased disclosure of labor policies and of steps a company has taken to mitigate the risks associated with those policies.

In general, Glass Lewis believes labor and human resources policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine appropriate practices in the context of its business.

However, Glass Lewis recognizes that companies with a record of poor labor relations or treatment of its workers can face risks, such as employee lawsuits, poor employee work performance and turnover, and regulatory investigations. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems.

For example, at Wal-Mart's annual meeting in 2005 we recommended a vote in favor of a shareholder proposal to have the company prepare an equal employment opportunity report. We felt that there was significant potential economic exposure stemming from lawsuits and a federal investigation, both regarding the company's labor practices.

In our view, Wal-Mart's shareholders deserved to know if their company had engaged in discriminatory employment practices that made it vulnerable to lawsuits and a variety of potential economic losses stemming from lawsuits and potential negative market reaction. In addition, we felt the shareholders should be informed about specific steps Wal-Mart was taking to address these issues that could have had a negative impact on the stock price.

MILITARY AND US GOVERNMENT BUSINESS POLICIES

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where such disclosure is already mandated by law, unless circumstances exist that warrant the extra disclosure. Shareholders should hold directors accountable for a corporation's egregious actions that threaten shareholder value, such as the bribing of public officials. For example, we will recommend voting against members of the audit committee (and any responsible director such as a CEO) when a law enforcement agency has charged a company and/or director with a violation of the FCPA.

FOREIGN GOVERNMENT BUSINESS POLICIES

Where a corporation operates in a foreign country, we believe that business policies regarding foreign operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. However, the company and board may lack controls to help prevent such conduct, examples of which include money laundering or environmental violations such as at BP. We believe that shareholders should hold board members accountable for these issues when they face reelection, as they may subject the company to financial risk even if limited to reputational damage. In such instances, we will hold those board members responsible for oversight of internal controls and compliance, usually the audit committee and CEO, accountable for their actions by recommending voting against them.

ENVIRONMENTAL POLICIES

When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable when they face reelection.

Glass Lewis recognizes the significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board's role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Further, directors should monitor management's performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.

While Glass Lewis recognizes that most environmental concerns are best addressed via avenues other than proxy proposals, when a substantial environmental risk has been ignored or inadequately addressed, we may recommend that votes be withheld from responsible members of the governance committee. In some cases, we may recommend that votes be withheld from all directors who were on the board when the substantial risk arose, was ignored, or was not mitigated.

      CLIMATE CHANGE AND GREEN HOUSE GAS EMISSION DISCLOSURE PROPOSALS

      Glass Lewis will consider recommending a vote in favor of a reasonable proposal to disclose a company's approach to climate change and/or green house gas emissions when (1) a company has encountered problems such as lawsuits and/or government investigations or investors have established a link to impact on shareholder value from climate change and/or green house gas emission regulations, and (2) the company has failed to adequately disclose how it has addressed these problems. We will examine such proposals in light of requests made to the company for additional information, its response and whether there is a reasonable case as to the negative implications to shareholders and the company.

      We will look favorably upon the proposals establishing that the problems at issue could have a negative implication for the company or its shareholders.

REPORTING CONTRIBUTIONS AND POLITICAL SPENDING

Glass Lewis believes that disclosure of how a company uses its funds is an important component of corporate accountability to shareholders. A major issue is whether political contributions are being appropriately monitored and spent on behalf of shareholders to create shareholder value. Studies have shown that in some instances, management of some corporations have used stockholder assets to attempt to buy influence with legislators in a manner that ultimately had a negative impact on shareholder value.(42)

Some campaign contributions are heavily regulated by federal, state, and local laws. Most jurisdictions have detailed disclosure laws so that information on some contributions is publicly available. Some progressive companies provide more information about certain political contributions on company websites, such as contributions to "527" organizations. We believe that the mechanism for disclosure of contributions and the standards for giving are best left to the board, except where a company does not adequately disclose information about its contributions to shareholders or where a company has a history of abuse in the donation process.

However, in cases where additional company disclosure is nonexistent or limited and there is some evidence or credible allegation that the Company is mismanaging corporate funds through political donations or has a record of doing so, Glass Lewis will consider supporting shareholder proposals seeking greater disclosure of political giving. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against governance committee members or other responsible directors.

--------------------
(42) "The Green Canary: Alerting Shareholders and Protecting Their Investments." The Center for Political Accountability. February 2005.

                                     PART C
                                     ======

                                    FORM N-1A

                                OTHER INFORMATION

ITEM 23.    EXHIBITS
            --------

(a)         Amended and Restated Declaration of Trust.(3)

(b)         Amended and Restated Bylaws.(3)

(c) Certificates for shares are not issued. Provisions of the Amended and Restated Declaration of Trust and Amended and Restated Bylaws define the rights of holders of shares of the Trust.

(d)(1) Investment Advisory Agreement for The Chesapeake Growth Fund between the Registrant and Gardner Lewis Asset Management L.P. (2)

(d)(2) Investment Advisory Agreement for The Chesapeake Core Growth Fund between the Registrant and Gardner Lewis Asset Management L.P. (5)

(e)(1) Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC.(9)

(e)(2)      Form of Dealer's Agreement(11)

(f)         Not Applicable.

(g)(1) Custody Agreement between the Registrant and U.S. Bank, N.A. dated July 24, 2007.(9)

(h)(1) Fund Accounting Agreement between the Registrant and Ultimus Fund Solutions, LLC.(9)

(h)(2) Transfer Agent and Shareholder Services Agreement between the Registrant and Ultimus Fund Solutions, LLC.(9)

(h)(3) Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC.(9)

(h)(4) Expense Limitation Agreement for The Chesapeake Core Growth Fund between Registrant and Gardner Lewis Asset Management L.P.(11)

(h)(5) Fee Reduction Agreement for The Chesapeake Growth Fund between the Registrant and Gardner Lewis Asset Management L.P.(11)

(i)(1)      Opinion of Poyner & Spruill LLP.(6)

(i)(2) Legal Opinion of Husch Blackwell Sanders, LLP, Counsel, with respect to Federal Income Tax Consequences of the Reorganization of The Chesapeake Aggressive Growth Fund into The Chesapeake Growth Fund.(11)

(i)(3) Consent of Husch Blackwell Sanders, LLP, Counsel, with respect to Post-Effective Amendment No. 33.(11)

(j) Consent of Briggs, Bunting & Dougherty, LLP, Independent Registered Public Accounting Firm, with respect to Post-Effective Amendment No. 33.(11)

(k)         Not applicable.

(l)         Not applicable.

(m)(1) Distribution Plan under Rule 12b-1 for the Registrant regarding The Chesapeake Growth Fund Class A Investor Shares.(4)

(m)(2) Distribution Plan under Rule 12b-1 for the Registrant regarding The Chesapeake Core Growth Fund.(8)

(n)         Amended and Restated Rule 18f-3 Multi-Class Plan.(7)

(p)(1) Amended and Restated Code of Ethics for the Registrant, dated April 16, 2007.(9)

(p)(2) Amended and Restated Code of Ethics for Gardner Lewis Asset Management L.P., dated May 1, 2008.(11)

(p)(3) Code of Ethics for Ultimus Fund Distributors, LLC, dated November 30, 2007.(9)

(q)(1)      Power of Attorney for Jack E. Brinson.(10)

(q)(2)      Power of Attorney for Theo H. Pitt, Jr.(10)

-----------------------

1. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 4 on Form N-1A filed on December 21, 1993 (File No. 33-53800).

2. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 5 on Form N-1A filed on January 27, 1994 (File No. 33-53800).

3. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 7 on Form N-1A filed on February 3, 1995 (File No. 33-53800).

4. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 8 on Form N-1A filed on February 7, 1995 (File No. 33-53800).

5. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 14 on Form N-1A filed on September 3, 1997 (File No. 33-53800).

6. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 15 on Form N-1A filed on October 9, 1997 (File No. 33-53800).

7. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 19 on Form N-1A filed on April 30, 1999 (File No. 33-53800).

8. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 27 on Form N-1A filed on February 28, 2003 (File No. 33-53800).

9. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 32 on Form N-1A filed on February 28, 2008 (File No. 33-53800).

10. Incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed on April 18, 2008 (File No. 333-150320).

11. Filed herewith.

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

No person is controlled by or under common control with the Registrant.

ITEM 25.    INDEMNIFICATION

The Amended and Restated Declaration of Trust and Bylaws of the Registrant contain provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.

The Registrant's Amended and Restated Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees' request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement thereof.

No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

Article XIV of the Registrant's Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time. With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.

This indemnification will be provided with respect to an action, suit or proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant's Bylaws.

In addition to foregoing statements, the Registrant has entered into Investment Advisory Agreements with its investment advisor and a Distribution Agreement with its principal underwriter. These agreements provide indemnification for the respective investment advisor, principal underwriter and their affiliates. Some of these persons may also be serving as trustees and officers of the Trust. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Amended and Restated Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission (the "Commission"), such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

Gardner Lewis Asset Management L.P. serves as the investment adviser to each series of the Registrant (the "Advisor"). See the section entitled "Management of the Fund - Investment Advisor" in the Prospectuses and Statements of Additional Information for each Fund and the Advisor's Form ADV filed with the Commission, which is hereby incorporated by reference, for the activities and affiliations of the officers and directors of the Advisor who serve the same roles for the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisor is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Advisor currently serves as investment advisor to numerous institutional and individual clients.

ITEM 27.    PRINCIPAL UNDERWRITERS

(a) Ultimus Fund Distributors,  LLC (the "Distributor")  serves as the principal
underwriter  for  the  Registrant.   The  Distributor  also  acts  as  principal
underwriter for the following registered investment companies:

AlphaMark Investment Trust                  PMFM Investment Trust
The Berwyn Funds                            Profit Funds Investment Trust
CM Advisers Family of Funds                 The RAM Funds
The Cutler Trust                            Schwartz Investment Trust
The Destination Funds                       Stralem Fund
The GKM Funds                               Surgeons Diversified Investment Fund
Hussman Investment Trust                    TFS Capital Investment Trust
Monteagle Funds                             Veracity Funds
Oak Value Trust                             Williamsburg Investment Trust
Piedmont Investment Trust

(b) The table below provides information for each director, officer or partner of the Distributor:

                                                                         POSITIONS
NAME AND PRINCIPAL       POSITIONS WITH PRINCIPAL UNDERWRITER         WITH REGISTRANT
------------------       ------------------------------------         ---------------
Robert G. Dorsey         President/Managing Director                   Vice President
John F. Splain           Secretary/Managing Director                     Secretary
Mark J. Seger            Treasurer/Managing Director                     Treasurer
Theresa M. Bridge        Vice President                             Assistant Treasurer
Wade R. Bridge           Vice President                                     None
Tina H. Bloom            Vice President                             Assistant Secretary
Craig J. Hunt            Vice President                           Assistant Vice President
Steven F. Nienhaus       Vice President                                     None
Jeffrey Moeller          Vice President                                     None
Julie Schmuelling        Vice President                                     None

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c) Not Applicable.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of the Trust's administrator, accounting and transfer agent service provider, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, U.S. Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The records required to be maintained under Rule 31a-1
(b)(5),

(6) and (9) are maintained at the offices of the Registrant's investment adviser as listed in Item 26 hereof.

ITEM 29.    MANAGEMENT SERVICES

Not Applicable.

ITEM 30.    UNDERTAKINGS

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act"), and the Investment Company Act of 1940 ("1940 Act"), the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 33 to its Registration Statement under the Securities Act and Amendment No. 34 to the Registration
Statement under the 1940 Act to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chadds Ford, Pennsylvania on this 2nd day of March, 2009.


                                   GARDNER LEWIS INVESTMENT TRUST

                                   By:  /s/ W. Whitfield Gardner
                                        -------------------------
                                        Name:  W. Whitfield Gardner
                                        Title: Chairman of the Board of Trustees
                                               and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 33 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated:


/s/ W. Whitfield Gardner                  Chairman           March 2, 2009
------------------------------            and Chief
W. Whitfield Gardner                      Executive
                                          Officer

/s/ Mark J. Seger                         Treasurer          March 2, 2009
------------------------------            and Chief
Mark J. Seger                             Financial
                                          Officer

/s/ Jack E. Brinson*                      Trustee            March 2, 2009
------------------------------
Jack E. Brinson


/s/ Theo H. Pitt, Jr.*                    Trustee            March 2, 2009
------------------------------
Theo H. Pitt, Jr.


* By: /s/ Tina H. Bloom                                      March 2, 2009
------------------------------
Tina H. Bloom, Attorney-in-Fact

                         GARDNER LEWIS INVESTMENT TRUST
                                  EXHIBIT INDEX

                      (FOR POST-EFFECTIVE AMENDMENT NO. 33)
                     --------------------------------------

Exhibit
-------

(e)(2)      Form of Dealer's Agreement

(h)(4) Expense Limitation Agreement for The Chesapeake Core Growth Fund between the Registrant and Gardner Lewis Asset Management L.P.

(h)(5) Fee Reduction Agreement for The Chesapeake Growth Fund between the Registrant and Gardner Lewis Asset Management L.P.

(i)(2) Legal Opinion of Husch Blackwell Sanders, LLP, Counsel, with respect to Federal Income Tax Consequences of the Reorganization of The Chesapeake Aggressive Growth Fund into The Chesapeake Growth Fund

(i)(3)      Consent of Husch Blackwell Sanders, LLP, Counsel

(j) Consent of Briggs, Bunting & Dougherty, LLP, Independent Registered Public Accounting Firm

(p)(2) Amended and Restated Code of Ethics for Gardner Lewis Asset Management L.P., dated May 1, 2008